FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-10

January 23, 2017

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,327,484,158

(Approximate Initial Mortgage Pool Balance)

$1,115,061,000

(Offered Certificates)

CD 2017-CD3 Mortgage Trust

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

CD 2017-CD3 Mortgage Trust Commercial Mortgage Pass-Through
Certificates, Series 2017-CD3

Citigroup Global Markets Realty Corp.

German American Capital Corporation

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Deutsche Bank Securities

Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about January 24, 2017, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Deutsche Bank Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate(4)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$ 29,155,000	30.000%	[ ]%	(6)	2.62	3/17 - 10/21
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$ 38,347,000	30.000%	[ ]%	(6)	4.72	10/21 - 12/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$ 200,000,000	30.000%	[ ]%	(6)	9.35	8/25 - 11/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$ 589,293,000	30.000%	[ ]%	(6)	9.82	11/26 - 1/27
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$ 54,788,000	30.000%	[ ]%	(6)	7.28	12/21 - 10/26
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$ 989,719,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$ 61,857,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-C	NR / A-sf / AAA(sf)	$ 63,485,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	Aa2(sf) / AAAsf / AAA(sf)	$ 78,136,000	24.000%	[ ]%	(6)	9.91	1/27 - 1/27
Class B	NR / AA-sf / AA(sf)	$ 61,857,000	19.250%	[ ]%	(6)	9.91	1/27 - 1/27
Class C	NR / A-sf / A(sf)	$ 63,485,000	14.375%	[ ]%	(6)	9.91	1/27 - 1/27

NON-OFFERED CERTIFICATES

Non-Offered Classes	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D	NR / BBB-sf / BBB-(sf)	$ 76,508,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$ 76,508,000	8.500%	[ ]%	(6)	9.91	1/27 - 1/27
Class E(9)	NR / BB-sf / BB-(sf)	$ 35,812,000	5.750%	[ ]%	(6)	9.91	1/27 - 1/27
Class F(9)	NR / B-sf / B(sf)	$ 14,651,000	4.625%	[ ]%	(6)	9.91	1/27 - 1/27
Class G(9)	NR / NR / NR	$ 60,229,959	0.000%	[ ]%	(6)	9.98	1/27 - 2/27
Class S(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST

Non-Offered Eligible Vertical Interest	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
VRR Interest(11)	NR / NR / NR	$ 25,222,199	N/A	[ ]%	WAC(12)	9.36	3/17 - 2/27

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%, including in connection with any variation in the certificate balances of the VRR Interest and/or the HRR Certificates following calculation of the actual fair value of all of the ABS interests (as such term is defined in Regulation RR) issued by the issuing entity, as described under “Credit Risk Retention” in the Preliminary Prospectus. The certificate balance of the VRR Interest is not included in the certificate balance or notional amount of any class of offered certificates or non-offered certificates listed in the table above, and the VRR Interest is not offered hereby.

(3)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR Interest. However, losses incurred on the mortgage loans will be allocated between the VRR Interest, on the one hand, and the Non-Vertically Retained Certificates (exclusive of the Class X, Class S and Class R certificates), on the other hand, pro rata in accordance with their respective outstanding certificate balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

(4)	Approximate per annum rate as of the Closing Date.

(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates (collectively, and together with the VRR Interest, the “principal balance certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%, as described under “Description of the Certificates—Distributions—Pass Through Rates” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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(7)	The Class X-A, Class X-B, Class X-C and Class X-D certificates (collectively, the “Class X certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B, Class X-C and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B certificates from time to time. The notional amount of the Class X-C certificates will be equal to the certificate balance of the Class C certificates from time to time. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates from time to time.

(8)	The pass-through rate on each class of Class X certificates will generally be equal to a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or the weighted average of the pass-through rates, as applicable) on the class (or classes, as applicable) of principal balance certificates with the certificate balance(s) upon which the notional amount of such class of Class X certificates is based, as described in the Preliminary Prospectus.

(9)	In satisfaction of a portion of the retaining sponsor’s risk retention obligations with respect to this transaction, all of the Class E, Class F and Class G certificates, in the aggregate initial certificate balance of approximately $110,692,959, are expected to represent approximately 3.1% of the fair value, as of the Closing Date, of all ABS interests issued by the issuing entity, and to constitute an “eligible horizontal residual interest” (as such term is defined in Regulation RR, collectively, the “HRR Certificates”), to be purchased and retained by KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (or an affiliate) in accordance with the credit risk retention rules applicable to this securitization transaction. See “Credit Risk Retention” in the Preliminary Prospectus.

(10)	The Class S certificates and the Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR Interest as set forth in “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus.

(11)	Citigroup Global Markets Realty Corp., as the retaining sponsor, is expected to purchase from the depositor, on the Closing Date, an “eligible vertical interest” (as such term is defined in Regulation RR, the “VRR Interest”) in the form of a single vertical security with an aggregate initial certificate balance of approximately $25,222,199, which is expected to represent approximately 1.9% of the aggregate initial certificate balance of all of the ABS interests issued by the issuing entity. The VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. See “Credit Risk Retention” in the Preliminary Prospectus. The VRR Interest is a class of certificates.

(12)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the VRR Interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) for the related distribution date.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,327,484,158
Number of Mortgage Loans	52
Number of Mortgaged Properties	59
Average Cut-off Date Balance	$25,528,542
Weighted Average Mortgage Rate	4.57758%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	116
Weighted Average Remaining Amortization Term (months)(4)	353
Weighted Average Cut-off Date LTV Ratio(5)	57.9%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	53.4%
Weighted Average UW NCF DSCR(6)	1.95x
Weighted Average Debt Yield on Underwritten NOI(7)	10.7%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	21.8%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	27.1%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	51.1%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	13.6%
% of Initial Pool Balance of Mortgage Loans with Mezzanine or Subordinate Debt	23.5%

(1)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Rooms / Units are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s), unless otherwise indicated. Other than as specifically noted, the Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Rooms / Units information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.

(4)	Excludes mortgage loans that are interest-only for the entire term.

(5)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided, that such LTV ratios may be (i) based on “as-complete”, “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) calculated based on the Cut-off Date Balance or Balloon Balance, as applicable, net of a related earnout or holdback reserve, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Certain Definitions” in this Term Sheet and under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(6)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of (i) mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due or (ii) in certain cases calculated based on the annual debt service for such mortgage loan, net of a related earnout or holdback reserve. With respect to the Moffett Place Google and Key Vista Apartments mortgage loans, the UW NCF DSCR is calculated based on the annual debt service equal to the aggregate of the first 12 payments on the respective mortgage loan (and the related pari passu companion loans in the case of the Moffett Place Google mortgage loan) following the Closing Date as set forth in the respective non-standard amortization schedules set forth in Annex G-1 and Annex G-2 to the Preliminary Prospectus. See the definition of “UW NCF DSCR” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

(7)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that such Debt Yields may be calculated based on the Cut-off Date Balance net of a related earnout or holdback reserve, as further described in the definitions of “Debt Yield on Underwritten NOI” and “Debt Yield on Underwritten NCF” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Deutsche Bank Securities Inc.

Co-Manager:	Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$1,327,484,158

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Risk Retention Consultation Parties:	Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch

Credit Risk Retention:

For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citigroup Global Markets Realty Corp., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy the EU risk retention and due diligence requirements.

Closing Date:	On or about February 14, 2017

Cut-off Date:

With respect to each mortgage loan, the due date in February 2017 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to February 2017, the date that would have been its due date in February 2017 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day, commencing in March 2017

Distribution Date:	The 4th business day after the Determination Date, commencing in March 2017

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	February 2050

Cleanup Call:	1.0%

Minimum Denominations:

$10,000 minimum for the offered certificates (except with respect to the Class X-A, Class X-B and Class X-C certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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TRANSACTION HIGHLIGHTS

■	$1,327,484,158 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 52 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,327,484,158 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $25,528,542 and are secured by 59 mortgaged properties located throughout 25 states

—	LTV: 57.9% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.95x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.7% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 48.9% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	21.8% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	27.1 % of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 77.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 100.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.15x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 43 mortgage loans representing 76.9% of the Initial Pool Balance

–	Insurance: 25 mortgage loans representing 36.0% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 42 mortgage loans representing 79.4% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 23 mortgage loans representing 72.0% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties

—	Predominantly Defeasance Mortgage Loans: 86.6% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 46.4% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 20.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (15.0% are anchored retail properties)

—	Hospitality: 15.7% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Mixed Use: 10.4% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The 59 mortgaged properties are located throughout 25 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: New York (31.3%), and California (19.6%)

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
German American Capital Corporation	23	27	$641,199,782	48.3%
Citigroup Global Markets Realty Corp.	27	30	519,284,377	39.1
German American Capital Corporation & Citigroup Global Markets Realty Corp.(1)(2)	2	2	167,000,000	12.6
Total	52	59	$1,327,484,158	100.0%

(1)	The 229 West 43rd Street Retail Condo mortgage loan was originated by Deutsche Bank AG, New York Branch. Such mortgage loan is evidenced by four promissory notes: (i) notes A-4-B and A-5, with an aggregate outstanding principal balance of $50,000,000 as of the Cut-off Date, as to which Citigroup Global Markets Realty Corp. is acting as mortgage loan seller; and (ii) notes A-7 and A-8, with an aggregate outstanding principal balance of $50,000,000 as of the Cut-off Date, as to which German American Capital Corporation is acting as mortgage loan seller.

(2)	The 111 Livingston Street mortgage loan was co-originated by Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch. Such mortgage loan is evidenced by two promissory notes: (i) note A-1, with an outstanding principal balance of $38,000,000 as of the Cut-off Date, as to which Citigroup Global Markets Realty Corp. is acting as mortgage loan seller; and (ii) note A-3, with an outstanding principal balance of $29,000,000 as of the Cut-off Date, as to which German American Capital Corporation is acting as mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Rooms	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio
1	229 West 43rd Street Retail Condo	$100,000,000	7.5%	Retail	248,457	$1,147	1.75	x	7.5%	60.6%
2	1384 Broadway	88,000,000	6.6	Office	213,450	$412	1.50	x	7.8%	55.0%
3	85 Tenth Avenue	75,000,000	5.6	Mixed Use	632,584	$403	3.66	x	14.5%	30.5%
4	Medical Centre of Santa Monica	71,000,000	5.3	Office	204,414	$347	3.04	x	13.3%	47.3%
5	Prudential Plaza	70,000,000	5.3	Office	2,269,632	$183	1.33	x	9.1%	59.3%
6	Moffett Place Google	70,000,000	5.3	Office	314,352	$589	1.38	x	8.3%	59.5%
7	111 Livingston Street	67,000,000	5.0	Office	434,000	$277	1.56	x	8.1%	54.8%
8	Hilton Hawaiian Village Waikiki Beach Resort	60,000,000	4.5	Hospitality	2,860	$243,566	4.47	x	21.2%	31.2%
9	State Farm Data Center	55,000,000	4.1	Office	193,953	$412	2.42	x	11.4%	62.5%
10	Courtyard Century City	40,839,616	3.1	Hospitality	136	$300,291	2.17	x	13.9%	62.9%
	Top 10 Total / Wtd. Avg.	$696,839,616	52.5%				2.27	x	11.0%	52.3%
	Remaining Total / Wtd. Avg.	630,644,542	47.5				1.60	x	10.2%	64.1%
	Total / Wtd. Avg.	$1,327,484,158	100.0%				1.95	x	10.7%	57.9%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness. With respect to the 85 Tenth Avenue mortgage loan, the mortgaged property is also encumbered by subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $141,000,000. The UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio for the 85 Tenth Avenue mortgage loan inclusive of the subordinate companion loans are 2.36x, 9.3% and 47.4% respectively. With respect to the Hilton Hawaiian Village Waikiki Beach Resort mortgage loan, the mortgaged property is also encumbered by subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $578,400,000. The UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio for the Hilton Hawaiian Village Waikiki Beach Resort mortgage loan inclusive of the subordinate companion loans are 2.44x, 11.6% and 57.2% respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
229 West 43rd Street Retail Condo	$100,000,000	7.5%	$185,000,000	—	$285,000,000	CD 2016-CD2	Wells Fargo	KeyBank
85 Tenth Avenue	$75,000,000	5.6%	$180,000,000	$141,000,000	$396,000,000	DBWF 2016-85T	Wells Fargo	AEGON USA Realty
Prudential Plaza	$70,000,000	5.3%	$345,000,000	—	$415,000,000	COMM 2015-CCRE26	Wells Fargo	CWCAM
Moffett Place Google	$70,000,000	5.3%	$115,000,000	—	$185,000,000	CD 2017-CD3	Midland	Midland
111 Livingston Street	$67,000,000	5.0%	$53,000,000	—	$120,000,000	CD 2017-CD3	Midland	Midland
Hilton Hawaiian Village Waikiki Beach Resort	$60,000,000	4.5%	$636,600,000	$578,400,000	$1,275,000,000	Hilton USA Trust 2016-HHV	Wells Fargo	AEGON USA Realty
State Farm Data Center	$55,000,000	4.1%	$25,000,000	—	$80,000,000	CD 2017-CD3	Midland	Midland
Summit Place Wisconsin	$40,000,000	3.0%	$32,000,000	—	$72,000,000	CD 2017-CD3	Midland	Midland
681 Fifth Avenue	$28,500,000	2.1%	$186,500,000	—	$215,000,000	MSC 2016-UBS12	Midland	Rialto
8 Times Square & 1460 Broadway	$25,000,000	1.9%	$175,000,000	—	$200,000,000	CD 2016-CD2	Wells Fargo	KeyBank
Marriott Hilton Head Resort & Spa	$14,903,575	1.1%	$82,466,449	—	$97,370,024	WFCM 2016-LC25	Wells Fargo	CWCAM
Parts Consolidation Center	$12,750,000	1.0%	$10,000,000	—	$22,750,000	CD 2017-CD3	Midland	Midland

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property identified in the table above, together with the related companion loan(s) (each of which is not included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(2)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative (or an equivalent entity), if any, under the related Controlling PSA (or such other party as is designated under the related Controlling PSA and/or the related co-lender agreement) will be entitled to exercise the rights of controlling note holder for the subject loan combination.

Mortgage Loans with Existing Mezzanine Debt(1)

Mortgaged Property Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR		Cut-off Date Total Debt UW NCF DSCR
229 West 43rd Street Retail Condo	$100,000,000	$185,000,000	—	$85,000,000	$370,000,000	4.90478%	60.6%	78.7%	1.75	x	1.10	x
85 Tenth Avenue(2)	$75,000,000	$180,000,000	$141,000,000	$229,000,000	$625,000,000	4.55001%	30.5%	74.9%	3.66	x	1.26	x
Moffett Place Google	$70,000,000	$115,000,000	—	$40,000,000	$225,000,000	4.89650%	59.5%	72.3%	1.38	x	1.07	x
Key Vista Apartments	$6,826,000	—	—	$1,124,000	$7,950,000	6.53004%	54.2%	63.1%	1.73	x	1.24	x

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	All “Total Debt” calculations set forth in the table above include the related subordinate companion loans and the related mezzanine debt.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes

Mortgaged Property Name / Note Detail	Controlling Note(1)(2)	Current Holder of Unsecuritized Note(3)(4)	Current or Anticipated Holder of Securitized Note(4)	Cut-off Date Balance
229 West 43rd Street Retail Condo
Notes A-1 and A-6	Yes (Note A-1)	—	CD 2016-CD2	$75,000,000
Notes A-2 and A-3	No	Deutsche Bank AG, New York Branch	Not identified	$80,000,000
Note A-4-A	No	CGMRC	Not identified	$30,000,000
Notes A-4-B and A-5	No	CGMRC	CD 2017-CD3	$50,000,000
Notes A-7 and A-8	No	Deutsche Bank AG, New York Branch	CD 2017-CD3	$50,000,000
85 Tenth Avenue
Notes A-1-S and A-2-S	(5)	—	DBWF 2016-85T	$130,000,000
Notes A-1-C1 and A-1-C2	No	Deutsche Bank AG, New York Branch	CD 2017-CD3	$75,000,000
Notes A-2-C1 and A-2-C2	No	Wells Fargo Bank, National Association	Not identified	$50,000,000
Notes B-1 and B-2	(5)	—	DBWF 2016-85T	$141,000,000
Prudential Plaza
Note A-1	Yes	—	COMM 2015-CCRE26	$115,000,000
Note A-2-1	No	—	CD 2016-CD1	$50,000,000
Notes A-2-2 and A-3-3	No	—	CD 2016-CD2	$75,000,000
Note A-3-1	No	—	COMM 2016-COR1	$40,000,000
Notes A-3-2 and A-4-1	No	Deutsche Bank AG, New York Branch	CD 2017-CD3	$70,000,000
Note A-4-2	No	Deutsche Bank AG, New York Branch	Not identified	$65,000,000
Moffett Place Google
Notes A-1 and A-3	Yes (Note A-1)	Deutsche Bank AG, New York Branch	CD 2017-CD3	$70,000,000
Notes A-2, A-4, A-5 and A-6	No	Deutsche Bank AG, New York Branch	Not identified	$115,000,000
111 Livingston Street
Note A-1	Yes	CGMRC	CD 2017-CD3	$38,000,000
Note A-2	No	CGMRC	Not identified	$29,000,000
Note A-3	No	Deutsche Bank AG, New York Branch	CD 2017-CD3	$29,000,000
Note A-4	No	Deutsche Bank AG, New York Branch	Not identified	$24,000,000
Hilton Hawaiian Village Waikiki Beach Resort
Notes A-1-A, A-1-B, A-1-C, A-1-D and A-1-E	Yes (Note A-1-A)	—	Hilton USA Trust 2016-HHV	$171,600,000
Note A-2-A-1	No	—	JPMCC 2016-JP4	$94,000,000
Notes A-2-A-2, A-2-A-3 and A-2-A-4	No	JPMorgan Chase Bank, National Association	Not identified	$142,250,000
Note A-2-B-1	No	Deutsche Bank, AG, New York Branch	CD 2017-CD3	$60,000,000
Note A-2-B-2	No	Deutsche Bank, AG, New York Branch	Not identified	$56,625,000
Note A-2-B-3	No	—	CFCRE 2016-C7	$56,625,000
Notes A-2-D-1 and A-2-D-2	No	—	MSBAM 2016-C32	$63,000,000
Notes A-2-E-1 and A-2-E-2	No	—	WFCM 2016-C37	$52,500,000
Notes B-1, B-2, B-3, B-4 and B-5	No	—	Hilton USA Trust 2016-HHV	$578,400,000
State Farm Data Center
Note A-1	Yes	Deutsche Bank, AG, New York Branch	CD 2017-CD3	$55,000,000
Note A-2	No	Deutsche Bank, AG, New York Branch	Not identified	$25,000,000
Summit Place Wisconsin
Note A-1	Yes	Deutsche Bank, AG, New York Branch	CD 2017-CD3	$40,000,000
Note A-2	No	Deutsche Bank, AG, New York Branch	Not identified	$32,000,000
681 Fifth Avenue
Note A-1	Yes	—	MSC 2016-UBS12	$80,000,000
Notes A-2 and A-4	No	—	CFCRE 2016-C7	$34,000,000
Note A-3	No	—	CSMC 2016-NXSR	$15,000,000
Note A-5	No	—	CGCMT 2016-P6	$57,500,000
Note A-6	No	CGMRC	CD 2017-CD3	$28,500,000
8 Times Square & 1460 Broadway
Note A-1	Yes	—	CD 2016-CD2	$100,000,000
Note A-2-1	No	—	CGCMT 2016-P6	$75,000,000
Note A-2-2	No	CGMRC	CD 2017-CD3	$25,000,000
Marriott Hilton Head Resort & Spa
Note A-1	Yes	—	WFCM 2016-LC25	$42,723,582
Note A-2A	No	CGMRC	CD 2017-CD3	$4,967,858
Notes A-2B and A-4	No	—	CGCMT 2016-C3	$29,807,150
Note A-3A	No	—	CD 2016-CD2	$9,935,717
Note A-3B	No	CGMRC	CD 2017-CD3	$9,935,717
Parts Consolidation Center
Note A-1	Yes	CGMRC	CD 2017-CD3	$12,750,000
Note A-2	No	CGMRC	Not identified	$10,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note“) will be entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either the Control Note or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations“ in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified or combined Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu Companion Note (both controlling and non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization that has closed or as to which a preliminary prospectus or final prospectus has printed that has or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not identified” means no preliminary prospectus or final prospectus has printed that identifies the future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. Under the column “Current Holder of Unsecuritized Note”, “—“ means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	With respect to the 85 Tenth Avenue loan combination, under the related co-lender agreement, the DBWF 2016-85T Mortgage Trust is the designated “controlling holder”, but there is no “controlling class” or “directing holder” under the related outside servicing agreement. See “Description of the Mortgage Pool—The Loan Combinations—The 85 Tenth Avenue Loan Combination—Consultation and Control” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
1384 Broadway	CGMRC	New York	New York	Office	$88,000,000	6.6%	WBCMT 2007-C30
85 Tenth Avenue	GACC	New York	New York	Mixed Use	$75,000,000	5.6%	COMM 2007-C9; CD 2007-CD5
Medical Centre of Santa Monica - West	CGMRC	Santa Monica	California	Office	$48,329,400	3.6%	MLCFC 2007-5
Medical Centre of Santa Monica - East	CGMRC	Santa Monica	California	Office	$22,670,600	1.7%	MLCFC 2007-5
Prudential Plaza	GACC	Chicago	Illinois	Office	$70,000,000	5.3%	JPMCC 2006-LDP7; JPMCC 2006-CB16
111 Livingston Street	CGMRC, GACC	Brooklyn	New York	Office	$67,00,000	5.0%	GECMC 2007-C1
Hilton Hawaiian Village Waikiki Beach Resort	GACC	Honolulu	Hawaii	Hospitality	$60,000,000	4.5%	Hilton 2013-HLT: Hilton Portfolio; Hilton 2013-HLF:Hilton Portfolio
Courtyard Century City	GACC	Los Angeles	California	Hospitality	$40,839,616	3.1%	CGCMT 2006-C5
Silverado Ranch	CGMRC	Las Vegas	Nevada	Retail	$40,000,000	3.0%	JPMCC 2007-LDPX
Summit Place Wisconsin	GACC	West Allis	Wisconsin	Office	$40,000,000	3.0%	BSCMS 2007-PW15
16 E 40th Street	GACC	New York	New York	Office	$31,500,000	2.4%	JPMCC 2006-LDP9
681 Fifth Avenue	CGMRC	New York	New York	Mixed Use	$28,500,000	2.1%	DBUBS 2011-LC1A
166 Geary Street	CGMRC	San Francisco	California	Retail	$28,500,000	2.1%	LMRET 2006-1A
Residence Inn - Chattanooga	GACC	Chattanooga	Tennessee	Hospitality	$13,863,205	1.0%	JPMCC 2011-C3
Marriott Hilton Head Resort & Spa	CGMRC	Hilton Head Island	South Carolina	Hospitality	$14,903,575	1.1%	JPMCC 2007-CB18
Parts Consolidation Center	CGMRC	Vance	Alabama	Industrial	$12,750,000	1.0%	WFCM 2014-LC16
Olivewood Plaza	GACC	Lindsay	California	Retail	$9,050,000	0.7%	MLCFC 2006-3
Kingsville Pointe Apartments	CGMRC	Kingsville	Texas	Multifamily	$8,625,000	0.6%	FNA 2014-M13
Hampton Inn & Suites Surprise	CGMRC	Surprise	Arizona	Hospitality	$7,277,095	0.5%	MSC 2007-IQ15
Orangecrest Self Storage	CGMRC	Riverside	California	Self Storage	$5,743,524	0.4%	CD 2007-CD4
180 Main Avenue	GACC	Clifton	New Jersey	Other	$5,300,000	0.4%	BSCMS 2007-PW15
Walgreens Dorchester	CGMRC	Dorchester	Massachusetts	Retail	$3,375,000	0.3%	WBCMT 2004-C12
Walgreens Walterboro	CGMRC	Walterboro	South Carolina	Retail	$3,300,000	0.2%	WBCMT 2007-C33

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	17	$615,731,616	46.4%	1.73x	59.0%	9.7%
CBD	5	326,500,000	24.6	1.48x	56.5%	8.3%
Suburban	9	163,231,616	12.3	1.43x	68.0%	10.4%
Medical Office	2	71,000,000	5.3	3.04x	47.3%	13.3%
Data Center	1	55,000,000	4.1	2.42x	62.5%	11.4%
Retail	15	$267,863,746	20.2%	1.66x	63.2%	8.5%
Anchored	7	199,690,442	15.0	1.69x	63.8%	8.6%
Unanchored	3	36,987,281	2.8	1.51x	63.1%	8.1%
Shadow Anchored	1	16,000,000	1.2	1.76x	53.3%	7.9%
Single Tenant	4	15,186,023	1.1	1.42x	65.4%	9.4%
Hospitality	13	$208,875,627	15.7%	2.67x	55.3%	16.0%
Limited Service	7	95,326,351	7.2	1.98x	64.4%	13.9%
Full Service	2	74,903,575	5.6	3.87x	36.9%	19.4%
Extended Stay	3	28,200,344	2.1	2.06x	70.9%	14.0%
Select Service	1	10,445,357	0.8	1.94x	62.5%	15.0%
Mixed Use	4	$137,486,755	10.4%	2.74x	40.9%	11.4%
Office/Retail/Storage	1	75,000,000	5.6	3.66x	30.5%	14.5%
Office/Retail	2	53,500,000	4.0	1.69x	52.0%	7.3%
Flex/Office	1	8,986,755	0.7	1.25x	60.7%	9.9%
Industrial	3	$39,045,000	2.9%	1.67x	66.8%	10.7%
Warehouse/Distribution	2	34,970,000	2.6	1.60x	68.3%	10.6%
Flex	1	4,075,000	0.3	2.21x	53.7%	11.5%
Multifamily (Garden)	3	$30,451,000	2.3%	1.38x	69.3%	10.0%
Self Storage	3	$22,730,414	1.7%	1.41x	60.9%	9.4%
Other (Leased Fee)	1	$5,300,000	0.4%	2.03x	60.9%	9.9%
Total	59	$1,327,484,158	100%	1.95x	57.9%	10.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	7	$415,000,000	31.3%	$2,545,000,000	35.6%	$108,202,258	26.7%
California	10	260,586,662	19.6	656,639,999	9.2	37,585,002	9.3
Illinois	2	74,450,000	5.6	706,530,000	9.9	37,977,476	9.4
Hawaii	1	60,000,000	4.5	2,230,000,000	31.2	147,564,484	36.5
Kansas	1	55,000,000	4.1	128,000,000	1.8	9,133,746	2.3
Colorado	4	52,079,929	3.9	82,250,000	1.1	5,412,181	1.3
Wisconsin	1	40,000,000	3.0	99,000,000	1.4	6,983,106	1.7
Nevada	1	40,000,000	3.0	60,000,000	0.8	3,588,503	0.9
Texas	4	32,490,183	2.4	46,970,000	0.7	3,090,157	0.8
Indiana	3	32,333,556	2.4	48,000,000	0.7	4,195,808	1.0
Georgia	2	31,110,442	2.3	43,700,000	0.6	3,141,604	0.8
Virginia	1	29,670,000	2.2	46,600,000	0.7	3,024,953	0.7
Florida	4	28,777,543	2.2	44,700,000	0.6	3,995,316	1.0
Pennsylvania	2	26,695,357	2.0	41,700,000	0.6	3,564,848	0.9
Delaware	1	26,223,908	2.0	35,200,000	0.5	2,837,832	0.7
Tennessee	2	21,124,883	1.6	29,500,000	0.4	3,020,852	0.7
North Carolina	1	21,000,000	1.6	30,000,000	0.4	1,847,189	0.5
South Carolina	2	18,203,575	1.4	168,700,000	2.4	12,000,925	3.0
Kentucky	1	15,000,000	1.1	20,250,000	0.3	1,399,753	0.3
Alabama	1	12,750,000	1.0	36,000,000	0.5	2,427,087	0.6
New Jersey	2	9,300,000	0.7	14,500,000	0.2	857,809	0.2
Massachusetts	2	7,436,023	0.6	11,520,000	0.2	700,120	0.2
Arizona	1	7,277,095	0.5	13,400,000	0.2	1,119,122	0.3
Washington	2	6,475,000	0.5	12,060,000	0.2	747,542	0.2
New Mexico	1	4,500,000	0.3	7,000,000	0.1	375,180	0.1
Total	59	$1,327,484,158	100.0%	$7,157,219,999	100.0%	$404,792,853	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,300,000- 4,999,999	6	$23,686,023	1.8%
5,000,000 - 9,999,999	14	100,606,343	7.6
10,000,000 - 19,999,999	9	122,041,669	9.2
20,000,000 - 29,999,999	8	208,510,241	15.7
30,000,000 - 39,999,999	3	95,800,267	7.2
40,000,000 - 49,999,999	3	120,839,616	9.1
50,000,000 - 59,999,999	1	55,000,000	4.1
60,000,000 - 100,000,000	8	601,000,000	45.3
Total	52	$1,327,484,158	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.25 - 1.35	9	$191,477,072	14.4%
1.36 - 1.50	15	364,233,171	27.4
1.51 - 1.65	6	128,442,478	9.7
1.66 - 1.80	8	227,153,081	17.1
1.81 - 2.00	4	53,722,452	4.0
2.01 - 3.00	7	156,455,904	11.8
3.01 - 4.47	3	206,000,000	15.5
Total	52	$1,327,484,158	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	15	$623,025,000	46.9%
Interest Only, Then Amortizing(2)	16	360,266,000	27.1
Amortizing (30 Years)	14	230,628,605	17.4
Interest Only — ARD	1	55,000,000	4.1
Amortizing (25 Years)	5	52,097,922	3.9
Amortizing (20 Years)	1	6,466,631	0.5
Total	52	$1,327,484,158	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	31	$1,031,761,710	77.7%
Springing	18	265,105,302	20.0
Soft	2	21,826,000	1.6
Soft Springing	1	8,791,147	0.7
Total	52	$1,327,484,158	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 50.0	4	$234,500,000	17.7%
50.1 - 55.0	8	228,821,619	17.2
55.1 - 60.0	4	179,903,575	13.6
60.1 - 65.0	21	409,882,154	30.9
65.1 - 74.5	15	274,376,810	20.7
Total	52	$1,327,484,158	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.5 - 50.0	11	$298,808,077	22.5%
50.1 - 55.0	15	468,070,903	35.3
55.1 - 60.0	12	173,536,270	13.1
60.1 - 65.0	13	372,068,908	28.0
65.1 – 69.8	1	15,000,000	1.1
Total	52	$1,327,484,158	100.0%
(1) See footnotes (1), (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	30	$1,000,335,725	75.4%
Acquisition	21	272,148,434	20.5
Acquisition/Refinance	1	55,000,000	4.1
Total	52	$1,327,484,158	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.821 - 4.000	2	$91,250,000	6.9%
4.001 - 4.500	13	430,538,380	32.4
4.501 - 5.000	21	600,513,436	45.2
5.001 - 5.550	16	205,182,342	15.5
Total	52	$1,327,484,158	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.3 - 7.9	6	$286,000,000	21.5%
8.0 - 8.9	7	215,877,332	16.3
9.0 - 9.9	14	220,077,570	16.6
10.0 - 10.9	7	137,365,290	10.3
11.0 - 11.9	4	83,745,707	6.3
12.0 - 12.9	3	37,979,575	2.9
13.0 - 21.2	11	346,438,683	26.1
Total	52	$1,327,484,158	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 7.9	7	$353,000,000	26.6%
8.0 - 8.9	15	348,723,271	26.3
9.0 - 9.9	11	152,324,104	11.5
10.0 - 10.9	5	48,922,100	3.7
11.0 - 11.9	4	110,409,556	8.3
12.0 - 12.9	4	128,791,387	9.7
13.0 - 19.0	6	185,313,740	14.0
Total	52	$1,327,484,158	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	2	$23,625,000	1.8%
18	1	$6,826,000	0.5%
24	2	$26,220,000	2.0%
36	5	$63,875,000	4.8%
48	1	$70,000,000	5.3%
60	5	$169,720,000	12.8%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	3	$38,076,000	2.9%
120	49	1,289,408,158	97.1
Total	52	$1,327,484,158	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
56 - 58	3	$38,076,000	2.9%
102	1	70,000,000	5.3
116 - 120	48	1,219,408,158	91.9
Total	52	$1,327,484,158	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.
Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	16	$678,025,000	51.1%
240	1	6,466,631	0.5
300	5	52,097,922	3.9
360	30	590,864,605	44.5
Total	52	$1,327,484,158	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	16	$678,025,000	51.1%
238	1	6,466,631	0.5
296 - 299	5	52,097,922	3.9
357 - 360	30	590,894,605	44.5
Total	52	$1,327,484,158	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	46	$1,090,202,268	82.1%
Yield Maintenance	5	177,281,890	13.4
Defeasance or Yield Maintenance	1	60,000,000	4.5
Total	52	$1,327,484,158	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	42	$1,053,881,803	79.4%
Real Estate Tax	43	$1,020,339,158	76.9%
TI/LC(2)	23	$763,746,094	72.0%
Insurance	25	$477,509,739	36.0%
(1) Includes mortgage loans with FF&E reserves. (2) Percentage of the portion of the Initial Pool Balance secured by retail, office, industrial and mixed use properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Plaza at the Pointe	Retail	$16,250,000	1.2%	57	2.86x	12.3%	65.0%
Patriot Crossing	Multifamily	$15,000,000	1.1%	56	1.29x	9.3%	74.1%
Key Vista Apartments	Multifamily	$6,826,000	0.5%	58	1.73x	12.2%	54.2%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates, evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Allocation Between
VRR Interest and
Non-Vertically

Retained Certificates	The aggregate amount available for distribution to holders of the certificates (including the VRR Interest) on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC; and (ii) allocated to amounts available for distribution to the holders of the VRR Interest, on the one hand, and amounts available for distribution to the holders of the remaining certificates (the “Non-Vertically Retained Certificates”), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the VRR Interest will be the product of such aggregate available funds multiplied by a fraction, expressed as a percentage, the numerator of which is the initial certificate balance of the VRR Interest, and the denominator of which is the aggregate initial certificate balance of all the classes of principal balance certificates (the “Vertically Retained Percentage”); and (b) the Non-Vertically Retained Certificates will at all times be the product of such aggregate available funds multiplied by the difference between 100% and the Vertically Retained Percentage (such difference, the “Non-Vertically Retained Percentage”). See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-C and X-D certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates (exclusive of the VRR Interest) with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

18

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates (exclusive of the VRR Interest) with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates (exclusive of the VRR Interest) with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining such funds available for distribution on the Non-Vertically Retained Certificates will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F and Class G certificates, sequentially in that order and in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses	The certificate balances of the principal balance certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class on such Distribution Date. On each Distribution Date, the Vertically Retained Percentage of any such losses will be applied to the VRR Interest until the related certificate balance is reduced to zero, and the Non-Vertically Retained Percentage of any such losses will be applied to the remaining classes of principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the aggregate certificate balance(s) of the class (or classes, as applicable) of principal balance certificates upon which the notional amount of such class of Class X certificates is based, as a result of allocations of losses realized on the mortgage loans to such class(es) of principal balance certificates (i.e., the notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates resulting from allocations of losses realized on the mortgage loans to such classes of certificates, the notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates, the notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate balance of the Class C certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates and the notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans to such class of certificates).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to certificateholders (excluding holders of the Class E, Class F, Class G, Class S and Class R certificates) as follows: (1)(a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B and Class B certificates, (iii) the group (the “YM Group C”) of the Class X-C and Class C certificates, and (iv) the group (the “YM Group D” and, together with the YM Group A, the YM Group B and the YM Group C, the “YM Groups”) of the Class X-D and Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group, in the following manner: (i) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) solely in the case of YM Group A, a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group; and (2) the Vertically Retained Percentage of such yield maintenance charge will be distributed to holders of the VRR Interest. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated: (1) to the extent of the Non-Vertically Retained Percentage thereof, to the holders of the Class E, Class F and Class G certificates (collectively), allocable among such classes as provided in the CD 2017-CD3 pooling and servicing agreement; and (2) to the extent of the Vertically Retained Percentage thereof, to the holders of the VRR Interest. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class S and Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the pooling and servicing agreement for this transaction, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	Each of (i) the 229 West 43rd Street Retail Condo loan combination, (ii) the 85 Tenth Avenue loan combination, (iii) the Prudential Plaza loan combination, (iv) the Hilton Hawaiian Village Waikiki Beach Resort loan combination, (v) the 681 Fifth Avenue loan combination, (vi) the 8 Times Square & 1460 Broadway loan combination and (vii) the Marriott Hilton Head Resort & Spa loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan and each related outside serviced companion loan will be serviced under a servicing agreement other than the CD 2017-CD3 pooling and servicing agreement (such other servicing agreement, an “outside servicing agreement”) as reflected in the “Loan Combination Summary” table above.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any serviced companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CD 2017-CD3 pooling and servicing agreement). Any loan combination serviced under the CD 2017-CD3 pooling and servicing agreement is sometimes referred to in this Term Sheet as a “serviced loan combination” and any companion loan serviced under the CD 2017-CD3 pooling and servicing agreement is sometimes referred to in this Term Sheet as a “serviced companion loan.” See “—Loan Combinations” below.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the VRR Interest and to the most subordinate class(es) of Non-Vertically Retained Certificates (exclusive of the Class S and Class R certificates) then outstanding (i.e., first, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C and Class X-D certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, as well as the allocation of voting rights for certain purposes, the Vertically Retained Percentage of Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balance of the VRR Interest, and the Non-Vertically Retained Percentage of Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balances of the other principal balance certificates as follows: first, to the Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata based on certificate balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective Classes of Control Eligible Certificates, in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the CD 2017-CD3 pooling and servicing agreement will be the Controlling Class Representative.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be (or, if the applicable outside servicing agreement has not yet been executed, is anticipated to be) the controlling class representative (or equivalent entity), if any, under, or such other party as may be designated in, the related outside servicing agreement and/or the related co-lender agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders, by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an aggregate outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” will not shift and will remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amount), then the designation of “controlling class” will shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class E, Class F and Class G certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

KKR Real Estate Credit Opportunity Partners Aggregator I L.P. (or an affiliate) is expected, on the Closing Date, (i) to purchase the Class E, Class F and Class G certificates and also receive the Class S certificates, and (ii) to be the initial Controlling Class Representative.

Control Termination

Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below under “Control/Consultation Rights” and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below under “Control/Consultation Rights” and in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	So long as a Control Termination Event does not exist, the Directing Holder will be entitled to have consent and/or consultation rights under the CD 2017-CD3 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the Controlling Class (by certificate balance) is a Borrower Party (any such mortgage loan, an “excluded mortgage loan”).

A “Borrower Party” means either (i) a borrower or mortgagor under a mortgage loan or loan combination or a manager of a related mortgaged property or any affiliate of any of the foregoing, or (ii) a holder or beneficial owner (or an affiliate of any holder or beneficial owner) of any accelerated mezzanine loan. Solely for the purposes of the definition of “Borrower Party”, the term “affiliate” means, with respect to any specified person, (i) any other person controlling or controlled by or under common control with such specified person or (ii) any other person that owns, directly or indirectly, 25% or more of the beneficial interests in such specified person.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Directing Holder will terminate, and the Directing Holder will retain consultation rights under the CD 2017-CD3 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Directing Holder with respect to the serviced mortgage loans will terminate.

In the event of a change in the Controlling Class, the certificate administrator will be required to promptly contact the current holder(s) of the Controlling Class (or any designee(s) thereof) or (if known to the certificate administrator) one of its affiliates, or, if applicable, any successor Controlling Class Representative or controlling class certificateholder(s), and determine whether any such entity is the holder (or beneficial owner) of at least a majority of the Controlling Class (in effect after such change in Controlling Class) by certificate balance. If at any time the current holder of the Controlling Class (or its designee) or (if known to the certificate administrator) one of its affiliates, or any successor Controlling Class Representative or controlling class certificateholder(s) is no longer the holder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CD 2017-CD3 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

For so long as the Class E certificates are the Controlling Class, a holder of a majority of the Class E certificates (by principal balance) may waive its right to act as or appoint, and to exercise any of the rights of, a Controlling Class Representative, in which case a Control Termination Event and a Consultation Termination Event will be deemed to exist until the Class E certificates cease to be the Controlling Class or another party becomes the holder of a majority of the Class E certificates (by principal balance).

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

Risk Retention

Consultation Parties	Each risk retention consultation party will have certain non-binding consultation rights with respect to certain major decisions. The risk retention consultation parties will be: (i) the party selected by Citigroup Global Markets Realty Corp.; and (ii) the party selected by Deutsche Bank AG, New York Branch. Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch are expected to be appointed as the initial risk retention consultation parties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	At any time, prior to the occurrence and continuance of a Control Termination Event, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) with or without cause upon satisfaction of certain conditions specified in the CD 2017-CD3 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer (but not any outside special servicer for any outside serviced loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that, (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the aggregate voting rights (taking into account the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of principal balance certificates) of all certificates (other than the Class S and Class R certificates), on an aggregate basis, and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of certificates evidencing at least 20% of the aggregate of the certificate balances of all certificates, with such quorum including at least three (3) holders that are not affiliated with each other.

At any time, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced mortgage loans, resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder in a manner similar to the manner in which the special servicer may be replaced under the CD 2017-CD3 pooling and servicing agreement as described in the four preceding paragraphs (although there will be differences, in particular as regards certificateholder votes and in that some outside servicing agreements do not provide for an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a Borrower Party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative is precluded from appointing a replacement special servicer or, if not so precluded, does not take action to appoint a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CD 2017-CD3 pooling and servicing agreement.

Servicing Standard	Each of the serviced loans will be serviced and administered by the master servicer and the special servicer pursuant to the terms of the CD 2017-CD3 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the holders of the serviced companion loans as a collective whole as if such certificateholders and holders of the serviced companion loans constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Voting Rights	At all times during the term of the CD 2017-CD3 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders as follows:

(1)	1% in the aggregate in the case of the respective classes of the Class X certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X certificates is greater than zero), and

(2)	in the case of any class of principal balance certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of the class as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the principal balance certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement—Termination of the Special Servicer Without Cause”, “—Operating Advisor—Termination of the Operating Advisor Without Cause”, and “—The Asset Representations Reviewer—Termination of the Asset Representations Reviewer Without Cause” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may be allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class S and Class R certificates will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following responsibilities with respect to the serviced mortgage loans: review the actions of the special servicer with respect to specially serviced loans, review reports provided by the special servicer to the extent set forth in the CD 2017-CD3 pooling and servicing agreement, review for accuracy certain calculations made by the special servicer and issue an annual report generally setting forth, among other things, its assessment of the special servicer’s performance of its duties under the CD 2017-CD3 pooling and servicing agreement with respect to specially serviced loans and whether the special servicer is operating in compliance with the servicing standard. Further, after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, the operating advisor will be required to consult on a non-binding basis with the special servicer with respect to certain major decisions in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor”.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CD 2017-CD3 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CD 2017-CD3 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions (continued)	Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the CD 2017-CD3 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CD 2017-CD3 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to Regulation RR promulgated under Section 15G (“Regulation RR”), as a combination of (i) an “eligible vertical interest” in the form of the VRR Interest, and (ii) an “eligible horizontal interest” in the form of the HRR Certificates. Citigroup Global Markets Realty Corp. will act as retaining sponsor under Regulation RR and is expected to (i) offset a portion of its risk retention obligation by transferring a portion of the VRR Interest to Deutsche Bank AG, New York Branch, an originator of certain of the mortgage loans included in this securitization transaction, on the Closing Date, (ii) satisfy a portion of its risk retention requirements through the purchase by a third party purchaser of the HRR Certificates, and (iii) satisfy a portion of its risk retention obligation by retaining a portion of the VRR Interest remaining following its sale to Deutsche Bank AG, New York Branch. For a discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citigroup Global Markets Realty Corp., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CD 2017-CD3 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CD 2017-CD3 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CD 2017-CD3 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class S and Class R certificates) for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Certificates, see “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTAIN DEFINITIONS (continued)

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 4 months prior to the origination date of the related mortgage loan. The Appraised Value for each mortgaged property is an “as-is” appraised value, except as set forth under the definition of “Appraised Value” in, and/or in the footnotes to Annex A to, the Preliminary Prospectus.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“Cut-off Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Cut-off Date Balance of that mortgage loan (together with the Cut-off Date Balance of any related pari passu companion loan(s) in the case of a loan combination, but without regard to any subordinate companion loan(s)) divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Cut-off Date LTV Ratio” in, and in the footnotes to Annex A to, the Preliminary Prospectus, including, without limitation, that for certain mortgage loans, the Cut-off Date LTV Ratio may have been calculated using (i) an “as-complete”, “as-stabilized” or similar value for the related mortgaged property or mortgaged properties, or (ii) the related Cut-off Date Balance for such mortgage loan less a related earnout or holdback reserve.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“Maturity Date/ARD LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the Balloon Balance of that mortgage loan (together with the Balloon Balance of any related pari passu companion loan(s) in the case of a loan combination, but without regard to any subordinate companion loan(s)), divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Maturity Date/ARD LTV Ratio” in, and in the footnotes to Annex A to, the Preliminary Prospectus, including, without limitation, that for certain mortgage loans, the Maturity Date/ARD LTV Ratio may have been calculated using (i) an “as-complete”, “as-stabilized” or similar value for the related mortgaged property or mortgaged properties, or (ii) the related Balloon Balance for such mortgage loan less a related earnout or holdback reserve.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R and Class X certificates) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related sponsor and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related sponsor has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related sponsor, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this Term Sheet intended to represent such future cash flows.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

CERTAIN DEFINITIONS (continued)

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related sponsor and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 13 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related sponsor; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related sponsor either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related sponsor included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

43RD STREET
4TH FLOOR
3RD FLOOR
2ND FLOOR
GROUND FLOOR
CELLAR FLOOR
SUB CELLAR FLOOR
44TH STREET
BOWLMOR LANES
Guitar Center
GUY'S AMERICAN KITCHEN★BAR
Gulliver's Gate
OHM (American Market by Todd English)
LOS TACOS No. 1
OFFICE CONDO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
229 West 43rd Street
Retail Condo
229 West 43rd Street
New York, NY 10036
THEATER DISTRICT
ROCKEFELLER CENTER
MIDTOWN
MIDTOWN SOUTH
GARMENT DISTRICT
NINTH AVENUE
EIGHTH AVENUE
BROADWAY
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 41ST STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
W 34TH STREET
Museum of Modern Art (MOMA)
CBS Building
666 Fifth
AXA Center
Time Warner Building
Sperry Rand Building
Time & Life Building
Radio City Music Hall
Bank of America Building
One Worldwide Plaza
745 Seventh
1251 Sixth
RCA Building
McGraw-Hill Building
1230 Sixth
Rockefeller Plaza
Morgan Stanley Building
PlayStation Theater
1501 Broadway
Times Square
4 Times Square
Bank of America Tower
E-Walk
Grace Building
500 Fifth
Port Authority Bus Terminal
Microsoft
New York Times Building
Bryant Park
New York Public Library
Macy's Herald Square
Harlem
Columbia University
Upper West Side
Upper East Side
West New York
Metropolitan Museum of Art
Astoria
Long Island City
Carnegie Hall
Rockefeller Center
United Nations
Midtown
Empire State Building
New York
MANHATTAN
Hoboken
JFK Stadium
NYU
SoHo
Financial District
Jersey City
BROOKLYN

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC, CGMRC
Location (City/State)	New York, New York	Cut-off Date Balance(5)	$100,000,000
Property Type	Retail	Cut-off Date Balance per SF(4)	$1,147.08
Size (SF)	248,457	Percentage of Initial Pool Balance	7.5%
Total Occupancy as of 10/1/2016(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/1/2016(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1913-1947 / 2009	Mortgage Rate	4.00550%
Appraised Value(2)	$470,000,000	Original Term to Maturity (Months)	120
Appraisal Date	10/1/2016	Original Amortization Term (Months)	NAP
Borrower Sponsor(3)	Jared Kushner	Original Interest Only Period (Months)	120
Property Management	Westminster Management, LLC	First Payment Date	12/6/2016
Maturity Date	11/6/2026

Underwritten Revenues	$25,397,158
Underwritten Expenses	$3,895,157	Escrows(6)
Underwritten Net Operating Income (NOI)	$21,502,001	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,207,655	Taxes	$651,564	$126,690
Cut-off Date LTV Ratio(2)(4)	60.6%	Insurance	$18,983	$0
Maturity Date LTV Ratio(2)(4)	60.6%	Replacement Reserve	$0	$6,211
DSCR Based on Underwritten NOI / NCF(4)	1.86x / 1.75x	TI/LC	$14,492,159	$0
Debt Yield Based on Underwritten NOI / NCF(4)	7.5% / 7.1%	Other(7)	$11,133,080	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$285,000,000	77.0%	Loan Payoff	$276,954,279	74.9%
Mezzanine Loan	85,000,000	23.0	Principal Equity Distribution	59,327,520	16.0
Reserves	26,295,786	7.1
Closing Costs	7,422,416	2.0
Total Sources	$370,000,000	100.0%	Total Uses	$370,000,000	100.0%

(1)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property, each of which is in a free rent period for which $11,061,751 was reserved with the lender at loan origination.

(2)	Represents the appraiser’s “Hypothetical As-Is” appraised value, which applies a credit for the approximately $24.2 million of contractual free rent, capital improvements and TI/LC obligations for which approximately $25.6 million was ultimately reserved at loan origination. Based on the as-is appraised value of $445.0 million as of October 1, 2016, the Cut-off Date LTV Ratio for the Mortgage Loan and Total Debt are 64.0% and 83.1%, respectively.

(3)	See “The Borrower” below.

(4)	Calculated based on the aggregate outstanding principal balance of the 229 West 43rd Street Retail Condo Loan Combination.

(5)	The Cut-off Date Balance of $100,000,000 represents the non-controlling notes A-4-B, A-5, A-7 and A-8 which are part of a loan combination evidenced by nine pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $285,000,000. The related companion loans are evidenced by (i) the controlling note A-1 and non-controlling note A-6, which have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000, and were contributed to the CD 2016-CD2 securitization transaction and (ii) the non-controlling notes A-2, A-3, and A-4-A which have an aggregate outstanding principal balance as of the Cut-off Date of $110,000,000, and are currently held by Deutsche Bank AG, New York Branch (“DBNY”) and CGMRC, and are expected to be contributed to one or more future commercial mortgage securitization transactions.

(6)	See “—Escrows” below.

(7)	Other Upfront reserves include $11,061,751 for free rent, $48,329 for bridge rent and $23,000 for deferred maintenance. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “229 West 43rd Street Retail Condo Loan”) is part of a loan combination (the ”229 West 43rd Street Retail Condo Loan Combination”) evidenced by nine pari passu notes that are collectively secured by a first mortgage encumbering the borrowers’ fee simple interest in a 248,457 SF retail condominium located in New York, New York (the “229 West 43rd Street Retail Condo Property”). The 229 West 43rd Street Retail Condo Loan which is evidenced by notes A-4-B, A-5, A-7 and A-8 and represents a non-controlling interest in the 229 West 43rd Street Retail Condo Loan Combination, had an aggregate original principal balance of $100,000,000, has an outstanding principal balance as of the Cut-off Date of $100,000,000 (of which $50,000,000, evidenced by notes A-7 and A-8, is being sold to the trust by GACC and $50,000,000, evidenced by notes A-4-B and A-5, is being sold to the trust by CGMRC, which purchased such notes from DBNY) and represents approximately 7.5% of the Initial Pool Balance. The related companion loans had an aggregate original principal balance of $185,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $185,000,000 and are evidenced by (i) the controlling note A-1 and non-controlling note A-6, which have an aggregate outstanding principal balance of $75,000,000 and were contributed to the CD 2016-CD2 securitization transaction and (ii) the non-controlling notes A-2, A-3, and A-4-A which have an aggregate outstanding principal balance as of the Cut-off Date of $110,000,000, and are currently held by DBNY and CGMRC, and are expected to be contributed to one or more future commercial mortgage securitization transactions. The 229 West 43rd Street Retail Condo Loan Combination was originated by DBNY on October 13, 2016, had an original principal balance of $285,000,000, has an outstanding principal balance as of the Cut-off Date of $285,000,000 and accrues interest at an interest rate of 4.00550% per annum. The proceeds of the 229 West 43rd Street Retail Condo Loan Combination were primarily used to retire the existing debt of the 229 West 43rd Street Retail Condo Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 229 West 43rd Street Retail Condo Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The 229 West 43rd Street Retail Condo Loan requires interest only

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

payments on each due date. The scheduled maturity date of the 229 West 43rd Street Retail Condo Loan Combination is the due date in November 2026. Provided that no event of default has occurred and is continuing under the 229 West 43rd Street Retail Condo Loan documents, at any time after the earlier of October 13, 2019 and the second anniversary of the securitization of the last portion of the 229 West 43rd Street Retail Condo Loan Combination, the 229 West 43rd Street Retail Condo Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 229 West 43rd Street Retail Condo Loan documents. Voluntary prepayment of the 229 West 43rd Street Retail Condo Loan Combination is permitted (in whole, but not in part) without penalty on or after the due date in May 2026.

■	The Mortgaged Property. The 229 West 43rd Street Retail Condo Property is a 248,457 SF retail condominium located at 229 West 43rd Street, formerly known as The New York Times Building. The 229 West 43rd Street Retail Condo Property is a landmarked building located mid-block with frontage on both 43rd and 44th streets, across from the famous Shubert Alley, a 300-foot long pedestrian alley at the heart of the New York City theater district.

The 229 West 43rd Street Retail Condo Property consists of six floors, two below-grade and four above-grade (the “Retail Condominium Unit”) that is the base of an 18-story, 729,566 SF building that also includes an office condominium (the “Office Condominium Unit,” and together with the Retail Condominium Unit, the “229 West 43rd Street Condominium”) on floors 5 – 16. The Office Condominium Unit is not collateral for the 229 West 43rd Street Retail Condo Loan Combination. The related condominium board of directors has five board members, two of which are appointed by the borrowers. For additional information regarding the 229 West 43rd Street Condominium see “—The Condominium” herein. The borrowers acquired the 229 West 43rd Street Retail Condo Property in October 2015 for approximately $295.0 million ($1,187 per SF) from Africa-Israel USA and Five Mile Capital in an off market transaction.

The 229 West 43rd Street Retail Condo Property is currently 100.0% leased as of October 1, 2016 to 8 tenants in the retail, entertainment and restaurant sectors, all of which have lease terms that extend beyond the term of the 229 West 43rd Street Retail Condo Loan. Top tenants include Bowlmor Times Square, LLC, National Geographic, Gulliver’s Gate, Guitar Center Stores, Inc. and Guy’s American Kitchen. The 229 West 43rd Street Retail Condo Property’s combined weighted average lease term and remaining lease term are 18.4 and 15.7 years, respectively, and the current weighted average in-place gross rent for the 229 West 43rd Street Retail Condo Property is $102.14 per SF.

Prior to the borrowers’ acquisition in 2015, the 229 West 43rd Street Retail Condo Property was 75.1% occupied. Since the acquisition, the borrower sponsor fully leased up the 229 West 43rd Street Retail Condo Property, signing leases for 121,832 SF of space. New leases include National Geographic, Gulliver’s Gate, Los Tacos No.1 and OHM (American Market by Todd English). As part of its lease up efforts, the borrower sponsor was able to buyout Discovery TSX’s below market lease and subsequently release the space to National Geographic at $101.46 per SF. In connection with the new leases, the borrower sponsor has budgeted approximately $16.2 million in tenant improvements, leasing commissions and landlord work, the outstanding balance of which was reserved for at loan origination. The subsequent chart details the recent leasing at the 229 West 43rd Street Retail Condo Property and the borrowers’ budgeted tenant improvements, leasing commissions and landlord work associated with each lease.

Recent Leasing

Tenant	Lease Commencement	Free Rent Period (Months)	Rent Commencement	Tenant Possession Date	Projected Opening Date	Tenant Improvements	Leasing Commissions	LL Work / Budgeted CapEx
National Geographic	10/4/2016	12	10/8/2017	Oct-16	Aug-17	$4,000,000	$2,400,000	$0
Gulliver’s Gate	1/4/2016	12	1/4/2017	Jan-16	Mar-17	$2,500,000	$2,571,226	$0
OHM (American Market by Todd English)	8/1/2016	15(1)	11/1/2017	Mar-17	Apr-17	$1,100,000	$1,000,000	$2,100,000
Los Tacos No.1	12/1/2016	9	9/1/2017	Dec-16	Jul-17	$0	$164,000	$400,000
Totals						$7,600,000	$6,135,226	$2,500,000

(1)	Includes partial free rent starting in month 16. The free rent schedule is as follows: 100% abatement for months 1-15; 50% abatement for months 16-23; 25% abatement for months 24-31; full rent thereafter.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

Located adjacent to Times Square, the 229 West 43rd Street Retail Condo Property benefits from access to numerous local and regional transportation options. The 229 West 43rd Street Retail Condo Property is located one block from 11 subway lines at the Times Square subway station, two blocks to the west of the Bryant Park subway station and 10 blocks north of Penn Station, providing access to and from New Jersey and Long Island, as well as inter-city access through Amtrak. Grand Central Station and the Port Authority Bus Terminal are also within walking distance of the 229 West 43rd Street Retail Condo Property.

The 229 West 43rd Street Retail Condo Property benefits from an existing Industrial Commercial Incentive Program (“ICIP”) tax exemption, granted to the prior owner in connection with certain capital improvements made to the 229 West 43rd Street Retail Condo Property which qualified for such ICIP benefits. The ICIP program provided exemptions from real estate tax increases resulting from capital improvements installed in qualifying industrial and commercial properties. To be eligible, industrial and commercial buildings must be modernized, expanded, or otherwise physically improved as required by the ICIP rules, and the benefits could last for up to 25 tax years. The 229 West 43rd Street Retail Condo Property qualified for a twelve tax year exemption (total and partial exemption) period. The annual exemption totals $55,838,279; that exemption amount is multiplied by the current tax rate, to yield the annual reduction of real estate taxes. During the 2016 tax year, the dollar value of the exemption applied to taxes due totaled $5,950,127 (based on the tax rate of 10.656%) and that exemption was deducted from the $7,390,842 annual taxes before ICIP exemption (resulting in an annual $1,440,715 tax bill for the 229 West 43rd Street Retail Condo Property). For the first eight tax years beginning July 1, 2009 through June 30, 2017, 100% of the $55,838,279 ICIP exemption will be applied to the tax bills. In the 2017/2018 tax year, 80% of the exemption will be applied, and the exemption will continue to decrease at a rate of 20% per year, until it is entirely phased out after the 12th exemption year, in 2020/2021. Full taxes without any exemption will be owed effective the tax year beginning July 1, 2021. Real estate taxes were underwritten to half of the payable taxes for the 2016/2017 fiscal year and half of the payable taxes for the 2017/2018 fiscal year.

The following table presents certain information relating to the major tenants at the 229 West 43rd Street Retail Condo Property:

Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
National Geographic(3)	NR/NR/NR	59,137	23.8%	$6,000,000	24.9%	$101.46	10/31/2032	2, 5-year options
Gulliver’s Gate(4)	NR/NR/NR	49,000	19.7	5,750,000	23.8	$117.35	1/31/2031	1, 5-year option
Bowlmor Times Square, LLC	NR/NR/NR	77,536	31.2	4,949,898	20.5	$63.84	7/31/2034	3, 5-year options
OHM (American Market by Todd English)(5)	NR/NR/NR	11,970	4.8	2,300,036	9.5	$192.15	7/31/2031	1, 5-year option
Guy’s American Kitchen	NR/NR/NR	15,670	6.3	1,852,978	7.7	$118.25	11/30/2032	1, 10-year option
Guitar Center Stores, Inc.	NR/NR/NR	28,119	11.3	1,730,000	7.2	$61.52	1/31/2029	3, 5-year options
Haru Broadway Corp.	NR/NR/NR	5,300	2.1	1,192,500	4.9	$225.00	12/31/2028	2, 5-year options
Los Tacos No.1(6)	NR/NR/NR	1,725	0.7	360,008	1.5	$208.70	11/30/2031	NA
Largest Owned Tenants		248,457	100.0%	$24,135,419	100.0%	$97.14
Vacant Spaces (Owned Space)		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		248,457	100.0%	$24,135,419	100.0%	$97.14

(1)	Based on the underwritten rent roll dated October 1, 2016.

(2)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through November 1, 2017.

(3)	National Geographic signed a 16-year lease for its space on June 14, 2016. The tenant took possession of its space in October 2016 and is expected to open for business in August 2017. The tenant is in a free rent period until October 8, 2017, and the related rent was reserved with lender at loan origination.

(4)	Gulliver’s Gate signed a 15-year lease for its space on November 9, 2015. The tenant took possession of its space in January 2016 and is expected to open for business in March 2017. The tenant was in a free rent period until January 4, 2017, and the related rent was reserved with lender at loan origination.

(5)	OHM (American Market by Todd English) signed a 15-year lease for its space on August 1, 2016. The tenant is expected to take possession of its space in March 2017 and is expected to open for business in April 2017. The tenant is in a free rent period until November 1, 2017, and the related rent was reserved with lender at loan origination.

(6)	Los Tacos No.1 signed a 15-year lease for its space on June 8, 2016. The tenant took possession of its space in December 2016 and is expected to open for business in July 2017. The tenant is in a free rent period until September 1, 2017, and the related rent was reserved with lender at loan origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

The following table presents certain information relating to the lease rollover schedule at the 229 West 43rd Street Retail Condo Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028 & Thereafter	248,457	100.0	100.0%	24,135,419	100.0	$97.14	8
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	248,457	100.0%		$24,135,419	100.0%	$97.14	8

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the 229 West 43rd Street Retail Condo Property:

Historical Leased %(1)

	2014	2015	As of 10/1/2016(2)
Owned Space	75.1%	75.1%	100.0%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property, each of which is in a free rent period for which $11,061,751 was reserved with lender at loan origination.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 229 West 43rd Street Retail Condo Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	T-10 8/31/2016 Ann.	Underwritten(3)	Underwritten $ per SF
Base Rent	$14,741,197	$16,019,885	$16,863,101	$24,135,419	$97.14
Total Recoveries	2,670,754	2,443,708	782,785	1,261,739	5.08
Vacancy & Credit Loss	(739,044)	(1,070,219)	0	0	0.00
Effective Gross Income	$16,672,907	$17,393,374	$17,645,886	$25,397,158	$102.22

Total Operating Expenses	$7,051,784	$5,444,159	$3,870,185	$3,895,157	$15.68

Net Operating Income	$9,621,123	$11,949,215	$13,775,701	$21,502,001	$86.54
TI/LC	0	0	0	1,219,809	4.91
Capital Expenditures	0	0	0	74,537	0.30
Net Cash Flow	$9,621,123	$11,949,215	$13,775,701	$20,207,655	$81.33

Occupancy	NA	75.1%	92.7%	100.0%
NOI Debt Yield	3.4%	4.2%	4.8%	7.5%
NCF DSCR	0.83x	1.03x	1.19x	1.75x

(1)	2015 figures are not available due to the borrowers’ acquisition of the 229 West 43rd Street Retail Condo Property in October 2015.

(2)	2013 and 2014 financials were provided to the borrowers by the prior owner of the 229 West 43rd Street Retail Condo Property.

(3)	The increase in Underwritten Net Cash Flow is due to 121,832 SF of recent leasing at the 229 West 43rd Street Retail Condo Property (49.0% of NRA and 59.7% of Underwritten Base Rent).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

■	Appraisal. According to the appraisal, the 229 West 43rd Street Retail Condo Property had a “Hypothetical As-Is” appraised value of $470,000,000 as of October 1, 2016. The “Hypothetical As-Is” value applies a credit for the approximately $24.2 million of contractual free rent and TI/LC obligations for which approximately $25.6 million was ultimately reserved at loan origination.

Appraisal Approach	Value	Discount Rate	Terminal Capitalization Rate
Discounted Cash Flow Approach	$445,000,000	6.25%	4.75%

■	Environmental Matters. The Phase I environmental report dated September 15, 2016 recommended a Phase II investigation be performed in connection with the 229 West 43rd Street Retail Condo Property’s historic use as a printing facility. A Phase II investigation dated October 6, 2016 was completed and it was concluded that the former printing operations did not impact the subsurface at the 229 West 43rd Street Retail Condo Property, and no further action was required.

■	Market Overview and Competition. The 229 West 43rd Street Retail Condo Property is located in the Times Square retail submarket of New York City, which is defined as Broadway between West 42nd and West 47th Streets. The 229 West 43rd Street Retail Condo Property is located across from the famous Shubert Alley and adjacent to the Times Square “bowtie”. Times Square is a highly visited tourist attraction, with an average of 350,000 people passing through the “bowtie” every day, according to the appraiser. The neighborhood is home to numerous retail and entertainment companies such as ABC/Disney, Forever21, Clear Channel Entertainment, MTV and Oakley Sunglasses as well as a number of high profile office tenants including Morgan Stanley, Thomson Reuters, the New York Times, NASDAQ, Microsoft and Ernst & Young.

The submarket also benefits from numerous transportation options. These include the Times Square subway station (the largest in New York City), MTA Buses, the Port Authority Bus Terminal and quick access to Grand Central Terminal and Penn Station. The Times Square/42nd Street/Eighth Avenue interlinked subway stations offer access to 11 different subway lines (A, C, E, N, Q, R, 1, 2, 3, 7 and Shuttle to Grand Central Terminal).

According to the appraisal, the Times Square submarket contains 169 buildings and 2,482,831 SF of total rentable area. As of mid-year 2016, there was 258,718 SF of directly vacant space available, which equates to a direct vacancy rate of 10.4%. Retail asking rents in the submarket were $2,109 per SF as of second quarter of 2016, a decrease of 8.1% over the quarter and a decrease of 15.9% year-over-year. Despite this recent decline, the Times Square submarket continued to experience the greatest long term increase in asking rents tracked by the appraiser. Five years ago, asking rents in the submarket were $691 per SF, which equates to a 238.0% increase.

The appraiser identified the following six properties as sales comparables for the 229 West 43rd Street Retail Condo Property. The adjusted comparables range from $1,574 per SF to $2,045 per SF with an average of approximately $1,982 per SF.

Summary of Comparable Sales(1)

Property	NRA	Year Built	No. Stories	Sales Date	Sales Price	Price per SF	Appraiser’s Adjusted Price per SF	Occupancy
229 West 43rd Street Retail Condo Property	248,457(2)	1913-1947 / 2009	6	NAP	$470,000,000(3)	$1,892	NAP	100%(2)(4)
432-440 Park Avenue	133,600	2016	6	Jun-16	$411,125,625	$3,077	$1,877	0%
The Shops at Columbus Circle	461,080	2004	6	Jun-15	$1,040,000,000	$2,256	$2,045	99%
150 West 34th Street	77,760	1998	4	Jun-15	$355,500,000	$4,572	$1,951	100%
530 Fifth Avenue	56,039	1957	3	Sep-14	$295,000,000	$5,264	$2,034	47%
697-699 Fifth Avenue	24,737	1903 / 2000	5	Jul-14	$700,000,000	$28,298	$1,574	100%
1107 Broadway	20,609	1915 / 2013	2	Feb-14	$56,500,000	$2,742	$1,709	21%

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 1, 2016.

(3)	Represents the appraised value based on a “Hypothetical As-Is” for the 229 West 43rd Street Retail Condo Property.

(4)	Includes four tenants (49.0% of NRA) that have signed leases but have not yet taken occupancy at the 229 West 43rd Street Retail Condo Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

The appraiser identified lease comparables ranging from $239.48 per SF - $350.28 per SF, on an adjusted basis, for grade space and $130.59 per SF - $392.08 per SF, on an adjusted basis, for multi-level space. The appraiser’s market rent conclusions for the 229 West 43rd Street Retail Condo Property, broken out by floor and frontage, are summarized in the subsequent chart.

Retail Market Rent Summary(1)

Space Type	Rent per SF
Grade 44th Street	$350.00
Grade 43rd Street	$250.00
2nd Floor / Mezzanine	$100.00
3rd Floor	$80.00
4th Floor	$70.00
Lower Level	$75.00
Sub-Lower Level	$75.00

(1)	Source: Appraisal.

■	The Borrower. The borrowers, Elmwood NYT Owner, LLC, Oakwood NYT Owner, LLC, Wallkill NYT Owner, LLC and Landings NYT Owner, LLC, as tenants-in-common, are each a Delaware limited liability company structured to be bankruptcy remote, each with two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 229 West 43rd Street Retail Condo Loan. The sponsor of the borrowers and non-recourse carve-out guarantor is Jared Kushner. On January 3, 2017, the borrowers sent a notice to the lender stating that subject to the terms of the related 229 West 43rd Street Retail Condo Loan documents, and to the extent required, the consent of the lender, Jared Kushner intends to tender his resignation as manager of the borrowers and will be replaced in such capacity by Joshua Kushner, effective as of January 19, 2017. Following such notice, the borrower proposed that Jared Kushner be replaced by Joshua Kushner as the non-recourse carveout guarantor. Such notice and proposal are currently under review by the servicer and special servicer in the CD 2016-CD2 securitization under which the 229 West 43rd Street Retail Condo Loan Combination is being serviced. It is currently anticipated that Jared Kushner will be replaced by Joshua Kushner as the manager of the indirect owner of the borrower, and the 229 West 43rd Street Retail Condo Loan documents will be amended to provide that both Jared Kushner and Joshua Kushner will be guarantors under the non-recourse carveout guaranty and will individually and collectively constitute key principals for purposes of such documents. However, such proposal is not final and may be subject to further change. It has been announced that Jared Kushner will be appointed as a senior White House advisor in the incoming Trump administration.

According to management at Kushner Companies, Jared Kushner has tendered his resignation as CEO of Kushner Companies, a third generation real estate organization headquartered in New York City and founded in 1964 by Charles Kushner, Jared’s father. The company’s national reach consists of more than 20,000 multifamily apartments and approximately 13.0 million SF of office, hotel, industrial and retail space throughout the Northeast and Mid-Atlantic regions. In 2015 alone, Kushner Companies completed more than $1.5 billion of transactions. See “Description of Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings—Borrowers, Principals or Affiliated Entities Were Parties to Defaults, Bankruptcy Proceedings, Criminal Proceedings, Foreclosure Proceedings, Deed-In-Lieu of Foreclosure Transactions and/or Mortgage Loan Workouts” and “Description of the Mortgage Pool-Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

In addition to his former role at Kushner Companies, Jared, alongside his brother, Joshua, co-founded Cadre, a company that utilizes technology to connect institutional investors with potential real estate investments. Mr. Kushner has been an active investor in technology companies and has been a member on the boards of several start-ups including Urban Compass, Honest Buildings and 42 Floors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

■	Escrows. At origination, the borrowers deposited (i) $651,564 into a tax reserve account, (ii) $18,983 into an insurance reserve account, (iii) $14,492,159 into a TI/LC reserve account for tenant improvements, leasing commissions and landlord work in connection with the National Geographic, Gulliver’s Gate, OHM (American Market by Todd English) and Los Tacos No. 1 leases, (iv) $23,000 into a deferred maintenance account, which represents 115% of the estimated costs, (v) $11,061,751 into a free rent reserve account in connection with free rent periods under the National Geographic, Gulliver’s Gate, OHM (American Market by Todd English) and Los Tacos No. 1 leases and (vi) $48,329 into a bridge rent reserve account in connection with the Los Tacos No. 1 lease.

On a monthly basis, the borrowers are required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $126,690, into a tax reserve account, (ii) unless an acceptable blanket insurance policy is in place, one-twelfth of the estimated annual insurance premiums into an insurance account and (iii) $6,211 into a replacement reserve account.

■	Lockbox and Cash Management. The 229 West 43rd Street Retail Condo Loan Combination is structured with a hard lockbox and in-place cash management. The borrowers were required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the clearing account controlled by the lender. All funds in the clearing account are required to be transferred on a daily basis into a deposit account established and maintained by the lender, and applied to all required payments and reserves as set forth in the 229 West 43rd Street Retail Condo Loan documents. Provided no Trigger Period (as defined below) is continuing, excess cash in the deposit account is required to be disbursed to the borrowers in accordance with the 229 West 43rd Street Retail Condo Loan documents.

A “Trigger Period” will commence upon the occurrence of (i) an event of default, (ii) the debt service coverage ratio, as of any calculation date, falling below 1.75x based on the loan combination balance or 1.10x based on the total debt (including the mezzanine loan balance), respectively, (iii) a mezzanine loan default, (iv) a Lease Sweep Period (as defined below) or (v) receipt by the lender of a mezzanine loan trigger period commencement notice and will end upon (a) with respect to clause (i), the date on which such event of default is cured, (b) with respect to clause (ii), the debt service coverage ratio is at least 1.75x based on the loan combination balance or 1.10x based on the total debt (including the mezzanine loan balance), in each case, for two consecutive calendar quarters, (c) with respect to clause (iii), the receipt by lender of a mezzanine loan default revocation notice, (d) with respect to clause (iv), such Lease Sweep Period has ended or (e) with respect to clause (v), provided no other Trigger Period is continuing, receipt by lender of a mezzanine loan trigger period termination notice.

A “Lease Sweep Period” will commence, with respect to any lease for space at the 229 West 43rd Street Retail Condo Property, upon the first monthly payment following (i) the day following the latest date under the lease by which the related tenant is required to give notice of its exercise of a renewal option (and such option has not been exercised), (ii) the date that the lease is surrendered, cancelled or terminated (or borrowers receive notice of such) prior to its then current expiration date, (iii) the date on which a tenant discontinues its business for 30 continuous days (other than for repair, maintenance or renovations or a sublease or assignment of the lease permitted by the 229 West 43rd Street Retail Condo Loan documents), (iv) a tenant being in default, for two consecutive calendar months, in the payment of base rent under its lease, beyond any applicable notice and cure period (other than as a result of approved lease modifications or good faith disputes regarding expense reimbursements) or the occurrence of any other material default under the lease that remains uncured for 60 days after notice and (v) a bankruptcy or insolvency proceeding of the tenant, its parent or lease guarantor.

A Lease Sweep Period will end, upon the earlier to occur of the date that: (a) with respect to clauses (i) through (v) above, (1) the entire space demised under the subject lease has been re-tenanted pursuant to one or more leases entered into in accordance with the 229 West 43rd Street Retail Condo Loan documents and, in lender’s reasonable judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and other landlord obligations, including free and/or abated rent, (2) the funds in the lease sweep reserve with respect to the subject lease are equal to the sum of (x) $100 per SF of the leased space, plus (y) an amount equal to lender’s reasonable estimate of the amount likely to be incurred in connection with leasing the related space (including free rent related to the new lease or leases), if any (such amounts, “Re-Leasing Expenses”), (3) in the case of a tenant space that has been partially re-tenanted, all of the conditions of clause (1) above have been met with respect to the leased portion and all of the conditions of clause (2) above have been met with respect to the remaining space, or (4) lender has waived the Lease Sweep Period; (b) in the case of clause (i) above, the date on which the subject tenant either (x) irrevocably extends or renews its lease after a waiver by the borrowers or (y)  enters into a lease extension or renewal with borrowers

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

that is acceptable to lender in lender’s reasonable discretion with respect to all or substantially all of its space, and in lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all Re-Leasing Expenses  in connection with such renewal or extension; (c) in the case of clause (ii) above based on a tenant’s delivery of notice of its intention to terminate, cancel or surrender its lease, if such option is not exercised by the related tenant by the latest exercise date specified in the related lease or is otherwise validly waived or revoked in writing by the applicable tenant; (d) in the case of clause (iii) above, the date on which the subject tenant re-opens for business in all of its leased space and continually operates for three months; (e) in the case of clause (iv) above, the date on which the subject default has been cured, and no other monetary or material non-monetary default under such lease occurs for a period of three consecutive months following such cure; and (f) in the case of clause (v) above, the applicable bankruptcy or insolvency proceeding has terminated in accordance with the terms of the 229 West 43rd Street Retail Condo Loan documents.

■	Property Management. The 229 West 43rd Street Retail Condo Property is managed by Westminster Management, LLC, a borrower affiliate. Lender consent (which may be conditioned upon receipt of a rating agency confirmation) is required for replacement of the property manager, except that, provided that no event of default is continuing under the 229 West 43rd Street Retail Condo Loan documents, the borrowers may replace the property manager without lender consent with an Unaffiliated Property Manager (as defined below). The lender has the right to require the borrowers to replace the property manager with an Unaffiliated Property Manager selected by the borrowers or another property manager chosen by the borrowers and reasonably approved by the lender (which may be subject to receipt of a rating agency confirmation) (i) at any time following an event of default under the 229 West 43rd Street Retail Condo Loan documents, (ii) if the property manager is in material default under the management agreement beyond any applicable notice and cure period, (iii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

An “Unaffiliated Property Manager” means an unaffiliated property manager that is (A) a reputable, nationally or regionally recognized management company having at least five years’ experience in the management of similar properties similar to the 229 West 43rd Street Retail Condo Property, (B) at the time of its engagement as property manager is managing (exclusive of the 229 West 43rd Street Retail Condo Property) not less than four similar properties (or otherwise prime retail real estate properties within New York City or in another major city in the United States) that contain, in the aggregate, not less than 1,500,000 SF (which properties can include the retail portion of an office building, provided that, only the retail portion is counted towards the foregoing calculation of square footage) and (C) is not the subject of a bankruptcy or similar insolvency proceeding.

■	Mezzanine or Secured Subordinate Indebtedness. Two mezzanine loans, with an aggregate original principal balance of $85,000,000 were funded concurrently with the funding of the 229 West 43rd Street Retail Condo Loan Combination. The Mezzanine A loan has an original principal balance of $55,000,000, accrues interest at a rate of 7.00000% and is senior to the Mezzanine B Loan. The Mezzanine B loan has an original principal balance of $30,000,000 and accrues interest at a rate of 9.60670%. Both the Mezzanine A and Mezzanine B loans are coterminous with the 229 West 43rd Street Retail Condo Loan Combination and are interest only for their terms. The Mezzanine A loan and a 50% participation interest in the Mezzanine B loan is currently held by Paramount Group, Inc. and the remainder of the Mezzanine B loan is currently held by SL Green Realty Corp. No future mezzanine or secured indebtedness is permitted.

■	The Condominium. The 229 West 43rd Street Condominium board of directors has five board members, two of which are appointed by the borrowers. Pursuant to the related 229 West 43rd Street Condominium documents, (i) the borrowers have the right to make decisions that relate solely to the Retail Condominium Unit, (ii) the borrowers have the right to vote major decisions, including amendments to quorum requirements for voting, decisions that affect insurance or decisions that adversely affect the use, operation or leasing of the Retail Condominium Unit, (iii) if 75% or more of the building is damaged by a casualty, a 75% vote of the board is required for a decision not to proceed with restoration, and (iv) any amendment to the declaration or by-laws requires unanimous written consent and consent of lender (as a registered mortgagee).

■	Release of Collateral. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 229 WEST 43RD STREET RETAIL CONDO

■	Terrorism Insurance. The 229 West 43rd Street Retail Condo Loan documents require that the “all risks” insurance policy required to be maintained by the borrowers provide coverage for terrorism in an amount equal to the full replacement cost of the 229 West 43rd Street Retail Condo Property, provided that if TRIPRA is no longer in effect, the borrowers will not be required to pay annual insurance premiums solely with respect to such terrorism coverage in excess of the Terrorism Premium Cap (as defined below), provided that if the insurance premiums payable with respect to such terrorism coverage exceeds the Terrorism Premium Cap, the lender may, at its option (a) purchase such standalone terrorism policy, with the borrowers paying such portion of the insurance premiums with respect thereto equal to the Terrorism Premium Cap and the lender paying such portion of the insurance premiums in excess of the Terrorism Premium Cap or (b) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap.

The “Terrorism Premium Cap” means an amount equal to 200% of the amount of the then annual premiums paid by the borrowers for the all-risk coverage and loss of rents/business interruption coverage required under the loan documents at the time terrorism coverage is excluded from the applicable insurance policy (without giving effect to the terrorism and earthquake components of such policy).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

LOAN #2: 1384 Broadway

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

LOAN #2: 1384 Broadway

Floor	Tenants
25	Worldview Entertainment 6,500 SF – 3/2019
24	9th Street Apparel, LLC 5,800 SF – 9/2020
23	Disorderly Kids, LLC 7,000 SF – 12/2017
22	CEMD Elevator Corp. 7,960 SF – 9/2023
21	Thoughtbot, Inc. 8,622 SF – 7/2022
20	Esquire Deposition Solutions, LLC 6,652 SF – 1/2024
19	Vacant (Former Esq Deposition) 9,538 SF
18	L'Koral, LLC 9,038 SF – 9/2017
17	Lion Management Group, Inc. 9,538 SF – 9/2024
16	Tempted Apparel Corp 3,748 SF – 2/2021; Maverick Apparel LLC 2,624 SF – 1/2022; Starwear Distributors LLC 2,523 SF – 6/2021
15	Andover Fabrics Inc. 6,349 SF – 4/2021; Martin Goldstein 2,750 SF – 10/2017
14	Star Ride Kids, Inc. 9,750 SF – 11/2024
12	Occasion USA, Inc. 900 SF – 6/2019; Gemma Suits LTD 1,500 SF – 8/2019; I&G Group Inc. 2,124 SF 5/2019; JDM Uniforms, LTD. 648 SF – 5/2019; Leo Levine, Inc. 573 SF – 5/2019; Broadway Hospitality Group, Inc 794 SF – 6/2019; Dash Clothing Inc. 384 SF – 9/2019; United Knitwear Int'l Co 651 SF – 6/2019; Lana Reale LLC 300 SF – 4/2018; B.S.D. Trading 1,500 SF 7/2019
11	Business Journals, Inc. 9,038 SF – 3/2018
10	Baby King, Inc. 1,783 SF – 7/2019; Relationship & Psycholo 2,440 SF – 1/2025; H.N.W. Industry Inc. 2,809 SF – 5/2019; US-UHAK, Inc. 1,771 SF – 12/2021; Vacant 463 SF
9	Vacant 3,150 SF; Michelin Star, Inc. 2,450 SF – 4/2019; Simple Solutions (USA) LLC 1,128 SF – 2/2018; International Proactive 1,543 SF – 7/2019; 2 Hype, Inc. 1,264 SF – 2/2020
8	Lorency & Company, LLC 3,416 SF – 5/2021; MPG Media Holdings LLC 2,350 SF – 3/2023; Breather Products US Inc. 1,000 SF – 5/2022; Vacant 1,546 SF; Vacant 1,450 SF
7	The Chetrit Organization 9,557 SF – 12/2021
6	Vacant 9,623 SF
5	Palitex, Inc. 5,185 SF – 2/2018; Vacant 519 SF; Moelson Corp. 1,026 SF – 8/2019; Four Eleven Company, Inc. 2,026 SF – 7/2017
4	Weilwood Industries, Inc. 6,384 SF – 1/2018; Loops Farmer, Inc. 750 SF – 3/2019; Cleaning Service Industries 1,288 SF – 11/2020
3	Lineapu Group USA, Inc. 1,990 SF – 6/2020; All Access Apparel, Inc. 6,956 SF – 1/2018
2	560 Seventh Ave LLC 8,989 SF – 6/2020
1	Vacant 2,774 SF; CitiBank N.A Branch #416 1,130 SF – 10/2024; COCO 1384 Inc. 886 SF – 10/2025
Basement	Radiosurgery America P.C. 9,000 SF – 3/2020

VACANT | 2017-2018 | 2019-2020 | 2021-2022 | 2023+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

LOAN #2: 1384 Broadway

1384 Broadway
1384 Broadway
New York, NY 10018
New York
MANHATTAN
BROOKLYN
Hoboken
Jersey City
MIDTOWN
TIMES SQUARE
ROCKEFELLER CENTER
GARMENT DISTRICT
FASHION DISTRICT
NOMAD
FLATIRON
Bryant Park
New York Public Library
Empire State Building
Madison Square Garden
Grand Central Terminal
Port Authority Bus Terminal
Macy's Herald Square
Farley Post Office Building
Madison Square Park
BROADWAY
SEVENTH AVENUE
SIXTH AVENUE
EIGHTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
W 42ND STREET
W 34TH STREET
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

LOAN #2: 1384 Broadway

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Balance		$88,000,000
Property Type	Office	Cut-off Date Balance per SF		$412.27
Size (SF)	213,450	Percentage of Initial Pool Balance		6.6%
Total Occupancy as of 11/8/2016	86.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/8/2016	86.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1928 / 2016	Mortgage Rate		4.84000%
Appraised Value	$160,000,000	Original Term to Maturity (Months)		120
Appraisal Date	12/1/2016	Original Amortization Term (Months)		NAP
Borrower Sponsor	Juda Chetrit	Original Interest Only Period (Months)		120
Property Management	Newmark & Company Real Estate, Inc.	First Payment Date		2/6/2017
	d/b/a Newmark Grubb Knight Frank	Maturity Date		1/6/2027

Underwritten Revenues	$10,877,776
Underwritten Expenses	$4,025,359	Escrows(1)
Underwritten Net Operating Income (NOI)	$6,852,417		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,463,731	Taxes	$377,697	$188,849
Cut-off Date LTV Ratio	55.0%	Insurance	$0	$0
Maturity Date LTV Ratio	55.0%	Replacement Reserve	$0	$3,558
DSCR Based on Underwritten NOI / NCF	1.59x / 1.50x	TI/LC(2)	$1,000,000	$0
Debt Yield Based on Underwritten NOI / NCF	7.8% / 7.3%	Other(3)	$177,493	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$88,000,000	99.9%	Loan Payoff	$54,246,529	61.6%
Other Sources	110,000	0.1	Principal Equity Distribution	30,263,176	34.3
			Closing Costs	2,045,105	2.3
			Reserves	1,555,190	1.8
Total Sources	$88,110,000	100.0%	Total Uses	$88,110,000	100.0%

(1)	See “—Escrows” below.

(2)	TI/LC Reserve is subject to a cap of $1,000,000 and minimum balance of $500,000. If at any time the TI/LC Reserve is drawn down below $500,000, the monthly TI/LC Reserve payment of $17,788 must be made until such time as the TI/LC Reserve balance reaches $1,000,000.

(3)	Other upfront escrows include $153,343 for rent concessions and $24,150 for deferred maintenance.

■	The Mortgage Loan. The mortgage loan (the “1384 Broadway Loan”) is evidenced by a note in the original principal amount of $88,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office building located in New York, New York (the “1384 Broadway Property”). The 1384 Broadway Loan was originated by Citigroup Global Markets Realty Corp. on December 22, 2016 and represents approximately 6.6% of the Initial Pool Balance. The note evidencing the 1384 Broadway Loan has an outstanding principal balance as of the Cut-off Date of $88,000,000 and an interest rate of 4.84000% per annum. The proceeds of the 1384 Broadway Loan were primarily used to refinance existing debt secured by the 1384 Broadway Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 1384 Broadway Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 1384 Broadway Loan requires monthly payments of interest only for the entire term of the loan. The scheduled maturity date of the 1384 Broadway Loan is the due date in January 2027. At any time after the earlier of the (i) second anniversary of the securitization Closing Date or (ii) third anniversary of the origination of the 1384 Broadway Loan, the 1384 Broadway Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 1384 Broadway Loan documents. Voluntary prepayment of the 1384 Broadway Loan is permitted on or after the due date occurring in October 2026 without payment of any prepayment premium.

■	The Mortgaged Property. The 1384 Broadway Property is an office building totaling 213,450 SF with ground floor retail space located in Midtown Manhattan, New York. The 1384 Broadway Property was built in 1928 and is a pre-war masonry and brick office building with floor plates ranging from 8,422 SF to 9,762 SF on the 2nd through 16th floors and 5,800 SF to 9,538 SF on the 17th through 25th floors. The 1384 Broadway Property is 86.4% occupied as of November 8, 2016 by 50 tenants. The ground floor retail consists of three spaces, two of which are occupied by Citibank and Coco Fresh, a tea and juice retailer. The third ground floor retail space, consisting of 2,774 SF with frontage on Broadway, is currently vacant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

LOAN #2: 1384 Broadway

The following table presents certain information relating to the ten largest tenants at the 1384 Broadway Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
560 Seventh Ave LLC	NR / NR / NR	8,989	4.2%	$524,509	5.4%	$58.35	6/30/2020	NA
Business Journals, Inc.(3)	NR / NR / NR	9,038	4.2	518,954	5.4	$57.42	3/31/2018	NA
L’Koral, LLC	NR / NR / NR	9,038	4.2	503,839	5.2	$55.75	9/30/2017	NA
The Chetrit Organization	NR / NR / NR	9,557	4.5	496,964	5.1	$52.00	12/31/2021	NA
Star Ride Kids, Inc.	NR / NR / NR	9,750	4.6	482,985	5.0	$49.54	11/25/2024	NA
Lion Management Group, Inc.	NR / NR / NR	9,538	4.5	441,669	4.6	$46.31	9/30/2024	NA
Disorderly Kids, LLC	NR / NR / NR	7,000	3.3	437,102	4.5	$62.44	12/31/2017	NA
Thoughtbot, Inc.	NR / NR / NR	8,622	4.0	436,931	4.5	$50.68	7/31/2022	NA
Esquire Deposition Solutions, LLC.	NR / NR / NR	6,652	3.1	392,400	4.1	$58.99	1/25/2024	NA
CEMD Elevator Corp.	NR / NR / NR	7,960	3.7	385,239	4.0	$48.40	9/30/2023	NA
Ten Largest Owned Tenants		86,144	40.4%	$4,620,593	47.8%	$53.64
Remaining Owned Tenants		98,243	46.0	5,055,600	52.2	$51.46
Vacant Spaces (Owned Space)		29,063	13.6	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		213,450	100.0%	$9,676,194	100.0%	$52.48

(1)	Based on the underwritten rent roll dated November 8, 2016.

(2)	UW Base Rent and UW Base Rent $ per SF include contractual rent steps through December 19, 2017.

(3)	Business Journals, Inc. is not in occupancy but is still paying rent. Business Journals, Inc. was acquired by UBM PLC in April of 2016. UBM PLC is rated Baa3 by Moody’s Investors Service, Inc. and BBB- by Standard & Poor’s.

The following table presents certain information relating to the lease rollover schedule at the 1384 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	20,814	9.8	9.8%	1,176,091	12.2	$56.50	4
2018	28,991	13.6	23.3%	1,481,001	15.3	$51.08	6
2019	25,935	12.2	35.5%	1,249,054	12.9	$48.16	17
2020	28,331	13.3	48.8%	1,369,851	14.2	$48.35	6
2021	27,364	12.8	61.6%	1,364,352	14.1	$49.86	6
2022	12,246	5.7	67.3%	618,684	6.4	$50.52	3
2023	10,310	4.8	72.1%	510,800	5.3	$49.54	2
2024	27,070	12.7	84.8%	1,608,149	16.6	$59.41	4
2025	3,326	1.6	86.4%	298,213	3.1	$89.66	2
2026	0	0.0	86.4%	0	0.0	$0.00	0
2027	0	0.0	86.4%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	86.4%	0	0.0	$0.00	0
Vacant	29,063	13.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	213,450	100.0%		$9,676,194	100.0%	$52.48	50

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the 1384 Broadway Property:

Historical Leased %(1)

	2012	2013(2)	2014(2)	2015(2)	As of 11/8/2016(3)
Owned Space	87.2%	74.6%	72.5%	83.3%	86.4%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	The occupancy in 2013 and 2014 decreased due to a large tenant (RVC) who occupied the 8th, 9th, 17th, and 24th full floors, vacating its space in October 2013. Another large tenant (FYC) who occupied the 6th and 7th floors vacated its space in March 2015.

(3)	Based on underwritten rent roll dated November 8, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

50

LOAN #2: 1384 Broadway

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1384 Broadway Property:

Cash Flow Analysis(1)

	2013(2)	2014(2)	2015(2)	TTM 10/31/2016	Underwritten	Underwritten $ per SF
Base Rent	$7,171,124	$6,277,890	$8,236,721	$8,557,748	$9,410,777	$44.09
Contractual Rent Steps(3)	0	0	0	0	265,416	1.24
Gross Up Vacancy	0	0	0	0	2,207,614	10.34
Total Reimbursement Revenue	601,303	607,643	722,667	660,219	726,538	3.40
Other Income	206,815	370,655	459,050	475,044	475,044	2.23
Vacancy & Credit Loss	0	0	0	0	(2,207,614)	(10.34)
Effective Gross Income	$7,979,242	$7,256,188	$9,418,439	$9,693,011	$10,877,776	$50.96

Real Estate Taxes	1,727,911	1,921,985	2,173,164	2,119,676	$2,191,289	10.27
Insurance	71,403	72,814	98,144	78,354	92,147	0.43
Management Fee	60,000	60,000	60,000	53,750	326,333	1.53
Other Operating Expenses	1,530,766	1,553,120	1,558,890	1,415,589	1,415,589	6.63
Total Operating Expenses	$3,390,080	$3,607,919	$3,890,198	$3,667,369	$4,025,359	$18.86

Net Operating Income	$4,589,162	$3,648,269	$5,528,241	$6,025,641	$6,852,417	$32.10
TI/LC	0	0	0	0	$345,996	1.62
Capital Expenditures	0	0	0	0	$42,690	0.20
Net Cash Flow	$4,589,162	$3,648,269	$5,528,241	$6,025,641	$6,463,731	$30.28

Occupancy	74.6%	72.5%	83.3%	NA	86.4%
NOI Debt Yield	5.2%	4.1%	6.3%	6.8%	7.8%
NCF DSCR	1.06x	0.84x	1.28x	1.40x	1.50x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Occupancy in 2013 and 2014 decreased due to a large tenant (RVC) who occupied the 8th, 9th, 17th, and 24th full floors vacating its space in October 2013. Another large tenant (FYC) who occupied the 6th and 7th floors vacated its space in March 2015.

(3)	Includes contractual rent increases through December 19, 2017 and present value of rent steps for Citibank.

■	Appraisal. According to the appraisal, the 1384 Broadway Property had an “as-is” appraised value of $160,000,000 as of December 1, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$180,000,000(1)	N/A	4.50%
Discounted Cash Flow Approach	$160,000,000	7.00%	5.00%(2)

(1)	Assumes the 1384 Broadway Property reaches a stabilized occupancy of approximately 90%.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated November 16, 2016, there are no recognized environmental conditions or recommendations for further action at the 1384 Broadway Property except for the continued implementation of an asbestos O&M plan.

■	Market Overview and Competition. The 1384 Broadway Property is located on the southeast corner of West 38th Street and Broadway in Midtown Manhattan. According to a third party report, the 1384 Broadway Property is located within the Times Square South Office submarket. As of third quarter of 2016, the Time Square South Office submarket had a total office inventory of 30,422,083 SF, which represents approximately 12.6% of the total Midtown Manhattan Office market. In the submarket, there were no year-to-date completions and no buildings under construction as of third quarter of 2016. Vacancy in the submarket as of third quarter of 2016 was 9.3% and asking rent in the submarket was $63.23 per SF.

Based on comparable office leases, the appraisal concluded to market rents of $53.00 per SF for the large office spaces on Floors 2-16 and $55.00 per SF for the large office spaces on Floors 17-25. Based on comparable retail leases, the appraisal concluded to market rents of $275.00 per SF for the 1384 Broadway Property’s Broadway corner retail space, $250.00 per SF for the 1384 Broadway Property’s Broadway midblock retail space, and $200.00 per SF for the 1384 Broadway Property’s West 38th Street retail space.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

51

LOAN #2: 1384 Broadway

The following table presents certain information relating to the primary competition for the 1384 Broadway Property:

Directly Competitive Buildings(1)

	1333 Broadway	1359 Broadway	1372 Broadway	1385 Broadway	1440 Broadway	1441 Broadway	499 Seventh Avenue	501 Seventh Avenue
Total NRA	276,000	412,127	450,000	373,064	493,000	440,000	160,000	400,000
% Occupied (Total)	94.2%	90.1%	100.0%	91.6%	73.9%	94.3%	92.0%	95.5%
Asking Rental ($ per SF)	N/A	$58.00	N/A	$53.00	$56.00 to $65.00	$58.00	$53.00	$55.00 to $59.00

(1)	Source: Appraisal.

■	The Borrower. The borrower is Broadway 1384 LLC, a Delaware limited liability company, a single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1384 Broadway Loan. Juda Chetrit is the guarantor of certain nonrecourse carveouts under the 1384 Broadway Loan, and controls the borrower.

The Chetrit Group is a privately held real estate investment firm that owns a large portfolio with the majority located in New York City. The Chetrit Group owns and operates a portfolio of over 10,000,000 SF primarily in New York, Chicago, and Los Angeles. Notable properties owned by The Chetrit Group include 550 Madison, 26 Broadway, 428 Broadway, 427 Broadway, 459 Broadway, Park West Village in Columbus Square, Empire Hotel in New York, Miami Beach Resort in Florida, and ATT Center in Los Angeles.

■	Escrows. On the origination date of the 1384 Broadway Loan, the borrower funded a reserve of (i) $377,697 for real estate taxes, (ii) $1,000,000 for tenant improvements and leasing commissions, (iii) $153,343 for rent concessions, and (iv) $24,150 for deferred maintenance.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, initially estimated to be $188,849, (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, provided that insurance is not covered under an acceptable blanket policy, (iii) upon any occurrence of the leasing reserve account falling below $500,000, $17,788 for tenant improvements and leasing commissions (up to a cap at $1,000,000), (iv) a replacement reserve in the amount of $3,558 and (v) upon the occurrence and continuance of a 1384 Broadway Trigger Period (as defined below) the excess cash flow generated by the 1384 Broadway Property for the immediately preceding interest accrual period.

■	Lockbox and Cash Management. The 1384 Broadway Loan documents require a hard lockbox with springing cash management. The 1384 Broadway Loan documents require tenants, pursuant to tenant direction letters, to pay rent directly to the lockbox account and require that all other money received by the borrower with respect to the 1384 Broadway Property be immediately deposited into such lockbox account. During the continuance of a 1384 Broadway Trigger Period (as defined below), all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the 1384 Broadway Loan documents is continuing, applied to payment of debt service, payment of operating expenses, and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Provided no event of default under the 1384 Broadway Loan documents is continuing, funds in the excess cash flow reserve are required (i) to the extent a 1384 Broadway Trigger Period is continuing, to be held by the lender as additional collateral for the 1384 Broadway Loan and (ii) to the extent no 1384 Broadway Trigger Period is continuing, to be swept into the borrower’s operating account. Upon the occurrence and during the continuance of an event of default under the 1384 Broadway Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 1384 Broadway Loan (and/or toward the payment of expenses of the 1384 Broadway Property), in such order of priority as the lender may determine.

A “1384 Broadway Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 1384 Broadway Loan documents and continuing until the cure, if applicable, of such event of default and, (ii) commencing if the debt service coverage ratio is less than 1.25x for one calendar quarter and continuing until the debt service coverage ratio is equal to or greater than 1.28x for two consecutive calendar quarters.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

LOAN #2: 1384 Broadway

■	Property Management. The 1384 Broadway Property is currently managed by Newmark & Company Real Estate, Inc. d/b/a Newark Grubb Knight Frank, a third party. Under the 1384 Broadway Loan documents, the borrower may terminate the property management agreement and replace the property manager without the lender’s consent if the applicable replacement property manager is (x) one of certain specified property managers that provides the lender satisfactory evidence that there has been no material adverse change in such property manager’s financial condition, general business standing, reputation or management abilities since origination of the 1384 Broadway Loan, (y) a property manager approved by the lender in writing (which approval may be conditioned on delivery of a rating agency confirmation), or (z) a property manager that is a reputable management company having at least seven years’ experience in the management of office properties with similar scope and class and located in similar geographic areas as the 1384 Broadway Property (such properties, the “Comparable Properties”) that has for the preceding seven years managed at least seven Comparable Properties (exclusive of the 1384 Broadway Property) of approximately the same size as the 1384 Broadway Property and is managing Comparable Properties (exclusive of the 1384 Broadway Property) with at least 1,000,000 leasable square feet in the aggregate and is not the subject of any proceeding under any applicable bankruptcy or similar laws and is otherwise approved by the lender in writing (which approval is not to be unreasonably withheld, conditioned or delayed). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the property management agreement and replace the property manager (i) upon an event of default under the property management agreement, (ii) if the property manager become insolvent or a debtor in any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety days of the filing thereof or any voluntary bankruptcy or insolvency proceeding, (iii) an event of default under the 1384 Broadway Loan documents, or (iv) if the property manager has engaged in fraud, willful misconduct, gross negligence or misappropriation of funds.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy with no deductible in excess of $25,000 that provides coverage for terrorism in an amount equal to the full replacement cost of the 1384 Broadway Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering up to (i) the 12 months following restoration or (ii) the period of time until such income returns to the same level it was prior to the loss, whichever occurs first). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

LOAN #3: 85 TENTH AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

LOAN #3: 85 TENTH AVENUE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

56

LOAN #3: 85 TENTH AVENUE

85 Tenth Avenue
85 Tenth Avenue
New York, NY 10011
CHELSEA
FASHION DISTRICT
FLATIRON
MEATPACKING DISTRICT
GREENWICH VILLAGE
WEST VILLAGE
Hudson River
75 Ninth Chelsea Market
Google Corporate Office Campus
99 Tenth
The Caledonia
IAC InterActiveCorp
Chelsea Piers Sports Complex
Chelsea Waterside Park
London Terrace Apartments
Starrett-Lehigh Building
Whitney Museum of American Art
Apple
The Standard High Line Hotel
Gansevoort Hotel
Westbeth Artist Housing
Barneys New York
Madison Square Park
Washington Square Park
Union Square
New York
MANHATTAN
HARLEM
MIDTOWN
BROOKLYN
MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	New York, New York	Cut-off Date Balance(3)		$75,000,000
Property Type	Mixed Use	Cut-off Date Balance per SF(2)		$403.11
Size (SF)	632,584	Percentage of Initial Pool Balance		5.6%
Total Occupancy as of 11/30/2016(1)	99.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2016	99.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1914 / 2014-2016	Mortgage Rate		3.82060%
Appraised Value	$835,000,000	Original Term to Maturity (Months)		120
Appraisal Date	11/4/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	Related Special Assets LLC and Vornado Realty L.P.	Original Interest Only Period (Months)		120
Property Management	Related Management Company, L.P.	First Payment Date		1/6/2017
		Maturity Date		12/6/2026
Underwritten Revenues	$52,692,850
Underwritten Expenses	$15,744,664	Escrows(4)
Underwritten Net Operating Income (NOI)	$36,948,186		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$36,189,085	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	30.5%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	30.5%	Replacement Reserve(5)	$0	$10,543
DSCR Based on Underwritten NOI / NCF(2)	3.74x / 3.66x	TI/LC(6)	$11,063,417	$52,715
Debt Yield Based on Underwritten NOI / NCF(2)	14.5% / 14.2%	Other(7)	$1,130,833	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$255,000,000	40.8%	Refinance Existing Debt(8)(9)	$559,219,752	89.5%
Subordinate Debt	141,000,000	22.6	Closing Costs	19,335,900	3.1
Senior Mezzanine Loan	129,000,000	20.6	Upfront Reserves	12,194,250	2.0
Junior Mezzanine Loan	100,000,000	16.0	Return of Equity	34,250,099	5.5
Total Sources	$625,000,000	100.0%	Total Uses	$625,000,000	100.0%

(1)	Includes one tenant (1.7% of NRA) that has signed a lease but has not yet taken occupancy at the 85 Tenth Avenue Property. The tenant is in a free rent period for which $1,130,833 was reserved with lender at loan origination.

(2)	Calculated based on the aggregate outstanding principal balance of the 85 Tenth Avenue Senior Loan Combination (as defined below).

(3)	The Cut-off Date Balance of $75,000,000 represents the non-controlling notes A-1-C1 and A-1-C2 which are part of a senior loan combination evidenced by six pari passu notes having an aggregate outstanding principal balance as of the Cut-off Date of $255,000,000. The related companion loans are evidenced by (i) the controlling notes A-1-S and A-2-S, which have an aggregate outstanding principal balance as of the Cut-off Date of $130,000,000, and were contributed to the DBWF 2016-85T securitization transaction and (ii) the non-controlling notes A-2-C1 and A-2-C2 which have an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000, and are currently held by Wells Fargo Bank, National Association (“Wells”), and are expected to be contributed to one or more future commercial mortgage securitization transactions.

(4)	See “—Escrows” below.

(5)	The Replacement Reserve is subject to a cap of $253,032.

(6)	The TI/LC reserve is subject to a cap of $1,265,160 (excluding an undisbursed portion of the Upfront TI/LC deposited at loan origination).

(7)	Other Upfront reserve includes $1,130,833 for a free rent reserve.

(8)	Previous financing on the 85 Tenth Avenue Property consists of (i) $270.0 million of mortgage debt that was contributed to the COMM 2007-C9 and CD 2007-CD5 securitizations, (ii) approximately $75.0 million of senior mezzanine debt held by Landesbank Baden-Wurttemberg, (iii) approximately $83.5 million of junior mezzanine debt/preferred equity (estimated balance as of November 2016) held by Vornado Realty Trust and (iv) approximately $111.4 million of preferred equity (estimated balance as of November 2016) held by Vornado Realty Trust.

(9)	Includes defeasance and yield maintenance costs, as applicable, associated with the refinancing of the existing debt encumbering the 85 Tenth Avenue Property.

■	The Mortgage Loan. The mortgage loan (the “85 Tenth Avenue Loan”) is part of a loan combination (the “85 Tenth Avenue Loan Combination”) evidenced by eight notes comprising (i) six pari passu senior notes (collectively, the “85 Tenth Avenue Senior Loan Combination”), which have an aggregate outstanding principal balance as of the Cut-off Date of $255,000,000, and (ii) two junior notes (collectively, the “85 Tenth Avenue Junior Loan Combination”), which have an aggregate outstanding principal balance as of the Cut-off Date of $141,000,000, that are collectively secured by a first mortgage encumbering the borrower’s fee simple interest in a 632,584 SF mixed use office, retail and storage building located in New York, New York (the “85 Tenth Avenue Property”). The 85 Tenth Avenue Loan which is evidenced by notes A-1-C1 and A-1-C2 and represents a non-controlling interest in the 85 Tenth Avenue Loan Combination, had an aggregate original principal balance of $75,000,000, has an outstanding principal balance as of the Cut-off Date of $75,000,000 and represents approximately 5.6% of the Initial Pool Balance. The related senior companion loans had an aggregate original principal balance of $180,000,000, have an aggregate outstanding principal balance as of the Cut-off Date of $180,000,000 and are evidenced by (i) the controlling notes A-1-S and A-2-S, which have an aggregate outstanding principal balance of $130,000,000 and were contributed, along with the 85 Tenth Avenue Junior Loan Combination, to the DBWF 2016-85T securitization transaction and (ii) the non-controlling notes A-2-C1 and A-2-C2 which have an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000, and are currently held by Wells, and are expected to be contributed to one or more future commercial mortgage securitization transactions. The 85 Tenth Avenue Loan Combination was originated by GACC or an affiliate and Wells on December 1, 2016, had an original principal balance of $396,000,000, has an outstanding principal balance as of the Cut-off Date of $396,000,000 and accrues interest at an interest rate of 3.82060% per annum. The proceeds of the 85 Tenth Avenue Loan Combination were primarily used to retire the existing debt of the 85 Tenth Avenue Property, return equity to the borrower sponsor, fund reserves and pay closing costs.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

The 85 Tenth Avenue Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 85 Tenth Avenue Loan Combination requires interest only payments on each due date. The scheduled maturity date of the 85 Tenth Avenue Loan Combination is the due date in December 2026. Provided that no event of default has occurred and is continuing under the 85 Tenth Avenue Loan documents, at any time after the earlier of December 1, 2019 and the second anniversary of the securitization of the last portion of the 85 Tenth Avenue Loan Combination, the 85 Tenth Avenue Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 85 Tenth Avenue Loan documents. Voluntary prepayment of the 85 Tenth Avenue Loan Combination is permitted (in whole, but not in part) without penalty on or after the due date in August 2026.

■	The Mortgaged Property. The 85 Tenth Avenue Property, originally completed in 1914, is an 11-story, 99.6% occupied as of November 30, 2016, mixed use building totaling 632,584 SF. The borrower acquired the 85 Tenth Avenue Property in 2007 for $430.0 million ($680 per SF). The 85 Tenth Avenue Property has since undergone capital improvement programs to modernize the profile of the building including renovations from 2014-2016. The 85 Tenth Avenue Property features retro-industrial décor with a brick structure along with floors with ceiling heights ranging from 14 feet to approximately 19 feet and open floor plates.

The 85 Tenth Avenue Property is 99.6% leased as of November 30, 2016 to a tenant roster that includes investment grade office tenants and award-winning ground floor restaurants including Toro and Michelin Star-rated Del Posto. The largest tenants are Google, Inc. (“Google”) and the General Services Administration, which leases space for use by the Federal Bureau of Investigation Joint Terrorism Task Force (the “GSA”). Additionally, the fifth largest tenant, Moet Hennessey USA, Inc. (“Moet”), utilizes the 85 Tenth Avenue Property as its North American headquarters. The 85 Tenth Avenue Property has a 10-year average historical occupancy of 98.6% and currently, 65.4% of the net rentable area is leased by investment grade credit tenants including Google, GSA, and Moet. The top five tenants at the 85 Tenth Avenue Property occupy 93.0% of the net rentable area, comprise 94.2% of the underwritten base rent, and exhibit a weighted average remaining term of 6.0 years.

The 85 Tenth Avenue Property is located at the crossroads of Manhattan’s Chelsea neighborhood and the Meatpacking District, directly adjacent to the High Line aerial park, directly across from the Chelsea Market, and has views of the Hudson River. The 85 Tenth Avenue Property is located within Google’s expanding Manhattan campus. Google’s New York City headquarters, 111 Eighth Avenue, is located two blocks to the east of the 85 Tenth Avenue Property. Google also occupies space one block to the east of the 85 Tenth Avenue Property at Chelsea Market and signed a lease for 263,835 SF at Pier 57, one block to the west of the 85 Tenth Avenue Property, in 2016. Google currently occupies 179,948 SF (28.4% of NRA) at the 85 Tenth Avenue Property and has expansion options on four floors to add an additional 178,000 SF of space upon the expirations of tenants currently occupying the related premises.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

59

LOAN #3: 85 TENTH AVENUE

The following table presents certain information relating to the major tenants at the 85 Tenth Avenue Property:

Top Five Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
GSA(3)	AAA / Aaa / AA+	178,065	28.1%	$14,624,478	32.8%	$82.13	9/30/2020	1, 2-year option
Google(4)	NR / Aa2 / AA	179,948	28.4	13,792,185	30.9	$76.65	2/28/2026	2, 5-year options
Level 3(5)	BB- / Ba3 / BB	113,012	17.9	5,775,664	12.9	$51.11	1/31/2023	1, 5-year option
Telehouse	NR / NR / NR	61,551	9.7	5,370,907	12.0	$87.26	1/31/2026	1, 5-year option
Moet	NR / NR / A+	56,000	8.9	2,469,600	5.5	$44.10	3/31/2021	1, 5-year option
Top Five Tenants		588,576	93.0%	$42,032,834	94.2%	$71.41
Remaining Tenants		41,650	6.6	2,607,735	5.8	$62.61
Vacant Spaces (Owned Space)		2,358	0.4	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		632,584	100.0%	$44,640,569	100.0%	$70.83

(1)	Based on the rent roll dated November 30, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	GSA has the right to terminate its space beginning on June 30, 2019, upon 180 days prior written notice. GSA has one, two year renewal option remaining. GSA has been reducing its space at the 85 Tenth Avenue Property and consolidating to government owned space.

(4)	Google has existing as-of-right expansion options on any three of floors 5, 8, 9, and 10, which are coterminous to and coincide with the below market, fixed rate rent schedule of its existing premises on floors 3, 4, and 11. If Google elects to expand on all four of the expansion spaces, one of the four floors (at landlord’s discretion) is required to be leased at fair market value (“FMV”). Google has a FMV right of first offer on all other office space in the building. Google has two five year renewal options at FMV upon 18 months written notice for all or a portion of their space so long as Google occupies 75% of the 85 Tenth Avenue Property. Google has no termination options.

(5)	Level 3 has given notice of its intent to vacate its space on the 5th floor and is obligated to do so no later than its lease expiration date for that space of June 30, 2017. However, the tenant has extended its lease for five years on the 6th floor through January 2023. Google has the option to expand onto the 5th floor. Rent for the 5th floor has been underwritten based on Level 3’s in place rent.

The following table presents certain information relating to the lease rollover schedule at the 85 Tenth Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	56,000	8.9	8.9%	2,352,000	5.3	$42.00	1
2018	0	0.0	8.9%	0	0.0	$0.00	0
2019	0	0.0	8.9%	0	0.0	$0.00	0
2020	178,065	28.1	37.0%	14,624,478	32.8	$82.13	3
2021	56,200	8.9	45.9%	2,539,156	5.7	$45.18	2
2022	0	0.0	45.9%	0	0.0	$0.00	0
2023	57,012	9.0	54.9%	3,423,664	7.7	$60.05	2
2024	10,747	1.7	56.6%	749,748	1.7	$69.76	3
2025	0	0.0	56.6%	0	0.0	$0.00	0
2026	241,499	38.2	94.8%	19,163,092	42.9	$79.35	7
2027	0	0.0	94.8%	0	0.0	$0.00	0
2028 & Thereafter	30,703	4.9	99.6%	1,788,431	4.0	$58.25	4
Vacant	2,358	0.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	632,584	100.0%		$44,640,569	100.0%	$70.83	22

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the 85 Tenth Avenue Property:

Historical Leased %(1)(2)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	As of 11/30/2016(3)
Owned Space	99.3%	100.0%	100.0%	99.8%	99.5%	98.5%	98.5%	100.0%	90.2%	100.0%	99.6%

(1)	Source: Industry research report (years 2006-2011); Borrower sponsor (years 2012-2016).

(2)	Represents occupancy as of December 31 for the indicated year unless otherwise specified.

(3)	Based on underwritten rent roll dated November 30, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 85 Tenth Avenue Property:

Cash Flow Analysis(1)

	2011	2012	2013	2014	2015	TTM (6/30/2016)	Underwritten	Underwritten $ per SF
Base Rent(1)	$27,251,469	$26,646,844	$26,504,937	$25,649,512	$29,053,455	$34,980,804	$44,640,569	$70.57
Rent Steps(2)	0	0	0	0	0	0	3,356,590	5.31
Straight Line Rent Credit(3)	0	0	0	0	0	0	775,933	1.23
Value of Vacant Space(4)	0	0	0	0	0	0	88,764	0.14
Gross Potential Rent	$27,251,469	$26,646,844	$26,504,937	$25,649,512	$29,053,455	$34,980,804	$48,861,857	$77.24

Total Recoveries	2,394,873	3,198,256	4,349,995	4,580,074	3,644,420	3,515,739	3,944,963	$6.24
Other Income	1,645,389	2,038,977	1,345,914	1,538,079	1,663,127	2,280,684	2,526,371	3.99
Vacancy(5)	0	0	0	0	0	0	(2,640,341)	(4.17)
Effective Gross Income	$31,291,731	$31,884,076	$32,200,846	$31,767,665	$34,361,002	$40,777,227	$52,692,850	$83.30

Total Operating Expenses	$9,678,819	$10,204,674	$11,377,464	$11,849,927	$13,794,015	$14,188,253	$15,744,664	$24.89
								0.0
Net Operating Income	$21,612,912	$21,679,402	$20,823,382	$19,917,738	$20,566,988	$26,588,974	$36,948,186	$58.41
TI/LC	0	0	0	0	0	0	632,584	1.00
Capital Expenditures	0	0	0	0	0	0	126,517	0.20
Net Cash Flow	$21,612,912	$21,679,402	$20,823,382	$19,917,738	$20,566,988	$26,588,974	$36,189,085	$57.21

Occupancy	98.5%	98.5%	100.0%	90.2%	100.0%	99.6%	99.6%
NOI Debt Yield(6)	8.5%	8.5%	8.2%	7.8%	8.1%	10.4%	14.5%
NCF DSCR(6)	2.19x	2.19x	2.11x	2.02x	2.08x	2.69x	3.66x

(1)	The increase between TTM 6/30/2016 Base Rent and U/W Base Rent is due primarily to the L’Atelier lease (commenced in November 2016), Google’s rent commencement for their 3rd floor space (occurred in November 2016), and the inclusion of a full year’s rent for Google’s lease on the 4th floor (commenced in February 2016), which amounts account for approximately 94% of the increase. The remainder is attributable to rent steps taking effect and free rent periods ending for other tenants at the 85 Tenth Avenue Property.

(2)	Contractual rent steps given for all tenants through November 1, 2017.

(3)	Straight Line Rent Credit given to Google, GSA, and Moet through the earlier of lease expiration or loan maturity.

(4)	Underwritten Value of Vacant Space is based on weighted average in-place gross rent per tenant category.

(5)	Underwritten Vacancy is based on 5.0% of Gross Potential Rent and Total Recoveries.
(6)	Calculated based on the aggregate outstanding principal balance of the 85 Tenth Avenue Senior Loan Combination, and excluding the 85 Tenth Avenue Junior Loan Combination.

■	Appraisal. According to the appraisal, the 85 Tenth Avenue Property had an “as-is” appraised value of $835,000,000 as of November 4, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$850,000,000	N/A	4.25%
Discounted Cash Flow Approach	$835,000,000	6.00%	5.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on the Phase I environmental report dated November 2, 2016, the environmental consultant reported no recognized environmental conditions at the 85 Tenth Avenue Property.

■	Market Overview and Competition. The 85 Tenth Avenue Property is situated at the crossroads of Manhattan’s Chelsea neighborhood and the Meatpacking District within Manhattan’s Midtown South office market. According to the appraiser, the Midtown South office market is Manhattan’s smallest office market, housing approximately 66.8 million SF of office space. As of the third quarter of 2016, the Midtown South market had a vacancy rate of 6.7% and overall average asking rents of $70.29.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

Within the Midtown South office market, the 85 Tenth Avenue Property is located on the border of the Chelsea and Hudson Square/West Village submarkets. As of the third quarter of 2016, the Chelsea submarket contained approximately 15.0 million SF of office space, had a vacancy rate of 6.7% and average asking rents of $62.58 per SF. The Hudson Square/West Village submarket contained approximately 11.0 million SF of office space, had a vacancy rate of 10.7% and average asking rents of $82.34 over the same time period. Below is a detailed chart, as of the third quarter of 2016, of the Midtown South Office Market:

Midtown South Office Market(1)

Submarket	Inventory (SF)	Overall Vacancy	Direct Vacancy	Direct Wtd. Avg. Rent	Direct Wtd. Avg. Class A Rent	Direct Wtd. Avg. Class B Rent	Overall Wtd. Avg. Asking Rent
SoHo	3,949,254	6.6%	6.1%	$78.48	$0.00	$91.14	$78.40
Greenwich / NoHo	4,759,517	2.9%	1.8%	$80.95	$115.00	$72.26	$75.69
Madison / Union Square	31,998,013	6.0%	4.7%	$69.59	$78.98	$70.49	$67.47
Hudson Square / West Village	11,050,385	10.7%	8.9%	$82.34	$98.75	$76.85	$79.38
Chelsea	15,036,783	6.7%	5.2%	$62.58	$0.00	$65.41	$62.02
Total / Wtd. Avg.	66,793,952	6.7%	5.4%	$71.46	$92.80	$71.75	$69.45

(1)	Source: Appraisal.

The appraisal identified 23 comparable properties totaling approximately 11.9 million SF that exhibited a rental range of $50.00 per SF to $180.00 per SF and a weighted average occupancy rate of approximately 95.6% for direct space. Of the 23 properties, seven are considered by the appraiser to be directly competitive with the 85 Tenth Avenue Property in terms of the building classification, asking rents, rentable office square footage and quality. The directly competitive properties exhibited a rental range of $75.00 per SF to $89.00 per SF and a weighted average occupancy of approximately 98.5%.

Directly Competitive Buildings(1)

		Direct	Sublease	%	%	Direct
	Office Area	Available	Available	Occupied	Occupied	Asking Rent
Property	(NRA)	SF	SF	(Direct)	(Total)	Low	High
85 Tenth Avenue Property(2)	632,584	2,358	0	99.6%	99.6%
450 West 15th Street	281,361	0	0	100.0%	100.0%	NAV	NAV
75 Ninth Avenue	1,200,000	0	0	100.0%	100.0%	NAV	NAV
250 Hudson Street	300,000	15,831	27,039	94.7%	85.7%	$75.00	$75.00
330 Hudson Street	394,315	0	8,889	100.0%	97.8%	NAV	NAV
345 Hudson Street	550,000	27,796	0	95.0%	95.0%	$89.00	$89.00
101 Avenue of the Americas	426,791	0	0	100.0%	100.0%	NAV	NAV
111 Eighth Avenue	2,300,000	0	0	100.0%	100.0%	NAV	NAV
Total/Wtd. Avg.(3)	5,452,467	43,627	35,928	99.2%	98.5%

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated November 30, 2016.

(3)	Total/ Wtd. Avg. does not include the 85 Tenth Avenue Property.

■

The Borrower. The borrower, 85 Tenth Avenue Associates, L.L.C. is a Delaware limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 85 Tenth Avenue Loan Combination. The sponsors of the borrower and non-recourse carve-out guarantors are Related Special Assets LLC and Vornado Realty L.P. Related Special Assets LLC is majority owned by Stephen M. Ross (and associated trusts). Stephen M. Ross is the chairman and founder of The Related Companies, L.P. Vornado Realty L.P. is a majority owned subsidiary of Vornado Realty Trust. The liability of Vornado Realty L.P. under the non-recourse carve-out guaranty for bankruptcy-related non-recourse carve-outs is limited to 30% of the original principal balance of the 85 Tenth Avenue Loan Combination, plus all reasonable out of pocket costs and expenses incurred by the lender in the enforcement of the guaranty or preservation of its rights thereunder. In the event that Vornado Realty L.P. becomes the sole non-recourse guarantor (which may occur pursuant to certain permitted transfers) such limitation on liability will continue to apply.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

85 Tenth Avenue Associates, L.L.C. is owned, indirectly, by a joint-venture between (i) Stephen M. Ross (and associated trusts), Jeff T. Blau, Bruce A. Beal, Jr. and Michael J. Brenner (who are each principals of Related Companies) and Jorge Perez (a principal of Related Group), who collectively own a 50.1% indirect interest in the borrower, and (ii) Vornado Realty Trust (“Vornado”), which owns a 49.9% indirect interest in the borrower.

The Related Companies, L.P. (“Related”) is a privately owned real estate firm. Founded by Stephen M. Ross in 1972, Related describes itself as a fully integrated, diversified firm with experience in development, acquisition, management, finance, marketing and sales. Headquartered in New York City, Related has offices and developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Abu Dhabi, Sao Paulo and Shanghai, and has a team of approximately 3,000 professionals.

Vornado is a fully integrated, publicly traded real estate investment trust (NYSE: VNO) which owns (wholly, or partially through joint ventures) more than 20.2 million SF across 36 office properties in Manhattan as of September 30, 2016.

■	Escrows. At origination, the borrower deposited (i) $11,063,417 into a rollover reserve account for outstanding tenant allowances and (ii) $1,130,833 into a free rent reserve account for abated rent associated with the L’Atelier lease, to be disbursed monthly in lieu of such abated rent.

On each monthly payment date, the borrower is required to deposit reserves of (i) $10,543 into a replacement reserve account, subject to a cap of $253,032 and (ii) $52,715 into a rollover reserve, subject to a cap of $1,265,160. During the continuance of a Trigger Period (as defined below), on a monthly basis, the borrower is required to deposit reserves of (i) one-twelfth of estimated annual taxes and (ii) provided an acceptable blanket insurance policy is no longer in place, one-twelfth of annual insurance premiums.

■	Lockbox and Cash Management. The 85 Tenth Avenue Loan Combination is structured with a hard lockbox and springing cash management. The borrower was required to send direction notices to all tenants instructing them to deposit all rents into a clearing account controlled by the lender. Provided no Trigger Period exists, amounts on deposit in the clearing account are required to be transferred daily to the borrower’s operating account. During a Trigger Period, any transfers to the borrower’s operating account are required to cease and sums on deposit in the clearing account are required to be transferred on a daily basis to a deposit account controlled by the lender and applied to payment of all monthly amounts due under the 85 Tenth Avenue Loan documents (including mezzanine loan debt service when no event of default exists under the 85 Tenth Avenue Loan Combination), with any excess funds remaining after such application required to be deposited (i) during a Trigger Period caused solely by a Lease Sweep Period (as defined below), into an account for expenses of re-letting the applicable space (the “Lease Sweep Account”) and (ii) otherwise into an account to be held as additional security for the 85 Tenth Avenue Loan Combination during the continuance of a Trigger Period (provided that, if no event of default exists under the 85 Tenth Avenue Loan Combination, funds in such account may also be applied to pay leasing expenses if funds in the rollover account are insufficient). The borrower may deliver a letter of credit in the amount of the applicable excess funds in lieu of depositing excess funds into the Lease Sweep Account.

A “Trigger Period” will commence upon the occurrence of (i) an event of default under the 85 Tenth Avenue Loan Combination or under any related mezzanine loan, (ii) the commencement of a Low Debt Service Period (as defined below) or (iii) the commencement of a Lease Sweep Period, and will end if, (A) with respect to a Trigger Period continuing pursuant to clause (i), the event of default commencing the Trigger Period has been cured and such cure has been accepted by the lender or the applicable mezzanine lender (and no other event of default is then continuing), (B) with respect to a Trigger Period continuing due to clause (ii), the Low Debt Service Trigger Period has ended and (C) with respect to a Trigger Period continuing due to clause (iii), the Lease Sweep Period has ended.

A “Low Debt Service Period” will commence if, as of the last day of any calendar quarter, (a) the debt service coverage ratio (on the 85 Tenth Avenue Loan Combination) falls below 2.10x or (b) the debt service coverage ratio (on the 85 Tenth Avenue Loan Combination and the mezzanine loans) falls below 1.10x, and will cease to exist if (i) the debt service coverage ratio is 2.10x (on the 85 Tenth Avenue Loan Combination) and (ii) the debt service coverage ratio (on the 85 Tenth Avenue Loan Combination and the mezzanine loans) is 1.10x as of the last day of two consecutive quarters. The borrower has the right to cure a Low Debt Service Period by delivering to the lender either cash or a letter of credit, as additional collateral for the 85 Tenth Avenue Loan Combination, in an amount which, if subtracted from the outstanding principal balance of the 85 Tenth Avenue Loan Combination, with interest on the 85 Tenth Avenue Loan Combination being recalculated at such lower principal balance, would result in the debt service coverage ratio on the 85 Tenth Avenue Loan Combination being at least 2.10x and the debt service coverage ratio (on the 85 Tenth Avenue Loan Combination and the mezzanine loans) being at least 1.10x; which additional

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

collateral is required to be released to the borrower if the foregoing debt service coverage ratio conditions are satisfied for two consecutive quarters without taking into account such additional collateral.

A “Lease Sweep Period” will commence on the first payment date following the occurrence of any of the following: (a) the early termination, early cancellation or early surrender of all or materially all of the space leased under a Lease Sweep Lease (as defined below) or upon borrower’s receipt of notice by a Lease Sweep Tenant (as defined below) of a valid early termination, early cancellation or early surrender of all or materially all of the space leased under a Lease Sweep Lease; (b) the date that is 18 months (in the case of Google) or 12 months (in the case of GSA) prior to the lease expiration of the Lease Sweep Tenant if the applicable Lease Sweep Tenant has not yet exercised its renewal option under the applicable Lease Sweep Lease; (c) a Lease Sweep Tenant fails to pay base rent for two consecutive months as and when required under its Lease Sweep Lease and such failure continues beyond any applicable notice and cure period, or upon any other material defaults under the Lease Sweep Lease by the Lease Sweep Tenant beyond any applicable notice and cure period or (d) bankruptcy or insolvency proceeding of a Lease Sweep Tenant or its parent guarantor (if applicable).

A Lease Sweep Period will end upon (x), (i) in the case of a Lease Sweep Period under clause (a) above relating solely to a notice by the Lease Sweep Tenant, upon the rescission of such notice prior to the actual surrender, cancellation or termination of the related Lease Sweep Lease, (ii) in the case of a Lease Sweep Period under clause (a) or (b) above, upon 90% of more of the applicable space being leased pursuant to one or more replacement leases, which have a term that extends five years beyond the maturity date of the 85 Tenth Avenue Loan Combination, are on market terms, and are entered into in accordance with the 85 Tenth Avenue Loan Documents, and in the lender’s reasonable judgment, sufficient funds have been accumulated in the Lease Sweep Account to cover all anticipated lender-approved leasing expenses, free rent periods, and any shortfalls in required payments under the 85 Tenth Avenue Loan Combination or operating expenses as a result of any anticipated down time prior to commencement of payments under such replacement leases, (iii) in the case of a Lease Sweep Period under clause (b) above, upon the applicable Lease Sweep Tenant irrevocably exercising its renewal option or otherwise extending its lease on terms reasonably acceptable to the lender, and in the lender’s reasonable judgment, sufficient funds have been accumulated in the Lease Sweep Account to cover all anticipated lender-approved leasing expenses and free rent periods in connection with such renewal or extension, (iv) in the case of a Lease Sweep Period under clause (c) above, upon the cure of the event of default, (v) in the case of a Lease Sweep Period under clause (d) above, upon the assumption of the applicable Lease Sweep Lease without modification, which has become effective through court order or plan of reorganization and is not subject to stay pending appeal or otherwise or upon the applicable bankruptcy or insolvency proceeding being dismissed without modification to the Lease Sweep Lease or (y) in the case of a Lease Sweep Period under any of clause (a), (b), (c) or (d) above, the accumulation of funds in the Lease Sweep Account equal to the total rentable square feet of the Lease Sweep Lease multiplied by $50.00.

A “Lease Sweep Lease” means the Google lease or the GSA lease or any replacement lease covering all or substantially all the space currently demised under such lease.

A “Lease Sweep Tenant” means any tenant under a Lease Sweep Lease.

■

Property Management. The 85 Tenth Avenue Property is managed by Related Management Company, L.P., which is wholly owned by The Related Companies, L.P. The borrower may replace the property manager (i) without lender consent, with an affiliate of Related or Vornado or another property manager which meets specified requirements for a “qualified manager” under the 85 Tenth Avenue Loan documents or (ii) with lender’s reasonable consent (which may be conditioned on receipt of a rating agency confirmation) (in the case of either (i) or (ii), a “Qualified Replacement Manager”). The lender has the right to require the borrower to replace the property manager with a Qualified Replacement Manager (i) following the acceleration of the 85 Tenth Avenue Loan Combination upon an event of default, (ii) if the property manager is subject to a bankruptcy or insolvency proceeding, or (iii) if the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds in connection with the 85 Tenth Avenue Property (other than misappropriation committed by an unauthorized employee or agent where the persons responsible for same have been permanently removed from working on the 85 Tenth Avenue Property matters, and the property manager makes the borrower and lender whole for the same).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #3: 85 TENTH AVENUE

■	Current Mezzanine or Secured Subordinate Indebtedness. The 85 Tenth Avenue Loan Combination includes the 85 Tenth Avenue Junior Loan Combination, with an outstanding principal balance as of the Cut-off Date of $141,000,000. The 85 Tenth Avenue Junior Loan Combination is coterminous with the 85 Tenth Avenue Senior Loan Combination and accrues interest at a rate equal to 3.82060%. The 85 Tenth Avenue Senior Loan Combination is senior in right of payment to the 85 Tenth Avenue Junior Loan Combination.

Additionally, GACC or an affiliate and Wells co-originated two mezzanine loans, with an aggregate original principal balance of $229,000,000 which were funded concurrently with the funding of the 85 Tenth Avenue Loan Combination. The senior mezzanine loan (the “Senior Mezzanine Loan”) has an original principal balance of $129,000,000, accrues interest at a rate of 5.20000% and is senior to the junior mezzanine loan. The junior mezzanine loan (the “Junior Mezzanine Loan”) has an original principal balance of $100,000,000 and accrues interest at a rate of 6.60000%. Both the Senior Mezzanine Loan and Junior Mezzanine Loan are coterminous with the 85 Tenth Avenue Loan Combination and are interest only for their terms. The Senior Mezzanine Loan is held by IGIS Global Private Placement Real Estate Fund No. 109 and the Junior Mezzanine Loan is held by Meritz Private Real Estate Fund 4.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. The 85 Tenth Avenue Loan Combination permits immaterial releases of the 85 Tenth Avenue Property as described in the Preliminary Prospectus under “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases.”

■

Terrorism Insurance. The borrower is required to maintain coverage against loss or damage by acts of terrorism in an amount equal to the full replacement cost of the 85 Tenth Avenue Property plus the rental loss and/or business interruption coverage required under the 85 Tenth Avenue Loan documents, if such coverage is commercially available; provided that if the Terrorism Risk Insurance Program Reauthorization Act of 2015 or any replacement, reauthorization or extension thereof (“TRIPRA”) is no longer in effect the borrower is not required to pay insurance premiums for terrorism insurance coverage in excess of the Terrorism Premium Cap (as defined below). If the insurance premiums payable with respect to such terrorism coverage exceeds the Terrorism Premium Cap, the lender may, at its option (a) purchase such standalone terrorism policy, with the borrower paying such portion of the insurance premiums with respect thereto equal to the Terrorism Premium Cap and the lender paying such portion of the insurance premiums in excess of the Terrorism Premium Cap or (b) modify the deductible amounts, policy limits and other required policy terms to reduce the insurance premiums payable with respect to such stand-alone terrorism policy to the Terrorism Premium Cap.

A “Terrorism Premium Cap” means the amount that is two times the amount of aggregate insurance premiums that are payable for the property and business interruption coverage required pursuant to the 85 Tenth Avenue Loan documents (without giving effect to the cost of terrorism coverage) at the time that terrorism coverage is excluded from the applicable insurance policy (on a going forward basis after TRIPRA expires or is no longer in effect for any reason and following expiration of the applicable terrorism coverage then in place).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

65

LOAN #4: Medical Centre of Santa Monica

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #4: Medical Centre of Santa Monica

Providence
Neuro Oncology
The Ambrose
Arizona Ave
2001 Santa Monica Boulevard
& 2021 Santa Monica Boulevard
20th St
21st St
Santa Monica Blvd
Santa Monica Blvd
Google
Map

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

67

LOAN #4: Medical Centre of Santa Monica

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

68

LOAN #4: Medical Centre of Santa Monica

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

69

LOAN #4: Medical Centre of Santa Monica

MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
SAN FERNANDO VALLEY
BUR
Burbank
Pasadena
Glendale
Calabasas
Beverly Hills
West Hollywood
Santa Monica
Los Angeles
DTLA
Culver City
Marina Del Rey
LAX
El Segundo
Manhattan Beach
Torrance
Long Beach
LGB
Santa Monica Bay
BEVERLY GLEN
HOLLYWOOD HILLS
LAUREL CANYON
WALK OF FAME
HOLLYWOOD
West Hollywood
SUNSET STRIP
SANTA MONICA BLVD
MELROSE AVENUE
BEL AIR
HOLMBY HILLS
Bel Air Country Club
Los Angeles Country Club
Beverly Hills
Cedars-Sinai Medical Center
Beverly Connection
Beverly Center
The Grove
UCLA
GOLDEN TRIANGLE
WILSHIRE BLVD
PURPLE LINE EXTENSION
MID WILSHIRE
WESTWOOD VILLAGE
Westfield Century City
CENTURY CITY
W OLYMPIC BLVD
W PICO BLVD
Will Rogers State Historic Park
BRENTWOOD
WESTWOOD
VA Medical Center
21st Century Fox Studios
Hillcrest Country Club
Los Angeles
MID CITY
Riviera Country Club
Brentwood Country Club
SAN VICENTE BLVD
WESTSIDE
Rancho Park Golf Course
Westside Pavilion
PICO-ROBERTSON
MONTANA AVE
WILSHIRE BLVD
SANTA MONICA BLVD
S SEPULVEDA BLVD
WESTWOOD BLVD
ARTS DISTRICT
JEFFERSON PARK
Santa Monica
EXPO LINE
W JEFFERSON BLVD
PALMS
DOWNTOWN CULVER CITY
Culver City Studios
RODEO RD
3RD STREET PROMENADE
Santa Monica Place
Santa Monica College
MAR VISTA
OVERLAND AVE
Sony Pictures Studios
Baldwin Hills Scenic Overlook
BALDWIN VILLAGE
SANTA MONICA AIRPORT
Culver City
Baldwin Hills Crenshaw Plaza
OCEAN PARK BLVD
Penmar Golf Course
VENICE BLVD
WASHINGTON PL
West Los Angeles College
Kenneth Hahn State Recreation Area
VIEW PARK-WINDSOR HILLS
MAIN STREET
LINCOLN BLVD
SILICON BEACH
CRENSHAW/LAX TRANSIT CORRIDOR (UNDER CONSTRUCTION)
STUDIO VILLAGE
Holy Cross Cemetery
LADERA HEIGHTS
Santa Monica Bay
VENICE
Marina Del Rey
Marina Marketplace
DEL REY
Kindred Hospital Los Angeles
W SLAUSON AVE
PLAYA VISTA
Westfield Culver City
Waterside Shopping Center
Runway Shopping Center
Promenade at Howard Hughes
FOX HILLS
CENTINELA AVE
Pacific Ocean
MARINER'S VILLAGE
Loyola Marymount University
Inglewood Park Cemetery
PLAYA DEL RAY
WESTCHESTER
W MANCHESTER AVE
Otis College of Arts & Design
Westchester Golf Course
Westchester Village
The Forum
Inglewood
W ARBOR VITAE ST
Centinela Hospital
Future Los Angeles Rams Stadium
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
W CENTURY BLVD
LENNOX
VISTA DEL MAR
El Segundo
HAWTHORNE AIRPORT

Medical Centre of Santa Monica

1	Medical Centre of Santa Monica - West	2001 Santa Monica Boulevard	Santa Monica, CA 90404
2	Medical Centre of Santa Monica - East	2021 Santa Monica Boulevard	Santa Monica, CA 90404

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

70

LOAN #4: Medical Centre of Santa Monica

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Santa Monica, California	Cut-off Date Balance		$71,000,000
Property Type	Office	Cut-off Date Balance per SF		$347.33
Size (SF)	204,414	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 10/31/2016	95.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2016	95.4%	Type of Security		Leasehold
Year Built / Latest Renovation(2)	Various / Various	Mortgage Rate		4.06000%
Appraised Value	$150,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/5/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	Robert D. Held; Melissa Held Bordy and Joseph R. Held	Original Interest Only Term (Months)		120
Property Management	Held Properties, Inc.	First Payment Date	2/1/2017
		Maturity Date	1/1/2027

Underwritten Revenues	$13,126,280
Underwritten Expenses	$3,706,743	Escrows(1)
Underwritten Net Operating Income (NOI)	$9,419,537		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,893,281	Taxes	$0	$0
Cut-off Date LTV Ratio	47.3%	Insurance	$0	$0
Maturity Date LTV Ratio	47.3%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF	3.22x / 3.04x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.3% / 12.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$71,000,000	99.9%	Loan Payoff	$62,288,955	87.6%
Other Sources	100,000	0.1	Principal Equity Distribution	7,885,045	11.1
			Closing Costs	926,000	1.3

Total Sources	$71,100,000	100.0%	Total Uses	$71,100,000	100.0%

(1)	See “Escrows” below.

(2)	The West Building was built in 1976 and the East Building was built in 1964 and renovated in 1976.

■	The Mortgage Loan. The mortgage loan (the “Medical Centre of Santa Monica Loan”) is evidenced by two notes in the respective original principal amounts of $31,000,000 and $40,000,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in two office buildings and a parking deck, in each case located in Santa Monica, California (the “Medical Centre of Santa Monica Property”). The Medical Centre of Santa Monica Loan was originated by Citigroup Global Markets Realty Corp. on December 8, 2016 and represents approximately 5.3% of the Initial Pool Balance. The notes evidencing the Medical Centre of Santa Monica Loan have an aggregate outstanding principal balance as of the Cut-off Date of $71,000,000 and an interest rate of 4.06000% per annum. The proceeds of the Medical Centre of Santa Monica Loan were primarily used to retire the existing debt of the Medical Centre of Santa Monica Property, return equity to the borrower sponsors and pay origination costs.

The Medical Centre of Santa Monica Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Medical Centre of Santa Monica Loan requires monthly payments of interest only through maturity. The scheduled maturity date of the Medical Centre of Santa Monica Loan is the due date in January 2027. At any time after the second anniversary of the securitization Closing Date, the Medical Centre of Santa Monica Loan may be prepaid provided a yield maintenance premium specified in the Medical Centre of Santa Monica Loan documents is included with such prepayment. Voluntary prepayment of the Medical Centre of Santa Monica Loan is permitted on or after the due date occurring in July 2026 without payment of any prepayment premium (including, without limitation, the aforementioned yield maintenance premium). Defeasance of the Medical Centre of Santa Monica Loan is not permitted.

■	The Mortgaged Property. The Medical Centre of Santa Monica Property consists of two adjacent Class A medical office buildings located at 2001 Santa Monica Boulevard (the “West Building”) and 2021 Santa Monica Boulevard (the “East Building”), totaling 204,414 rentable SF, as well as a 814 bay six-level parking structure, located in the Mid-City district of Santa Monica. The West Building was constructed in 1976 and the East Building in 1964 and renovated in 1976. The Medical Centre of Santa Monica Property is currently 95.4% occupied and subject to a long-term ground lease through 2075 with Providence Health System – Southern California as the ground lessor. Providence Health System – Southern California is owned and operated by Providence Health & Services. Providence Health & Services is an investment grade rated company (AA/Aa3/AA- by Fitch/Moody’s/S&P) that is also a tenant at the Medical Centre of Santa Monica Property. The Medical Centre of Santa Monica Property is immediately adjacent to Providence St. John’s Health Center which has been recognized as one of the 50 Best Hospitals in America for eight consecutive years. Providence St. John’s Health Center has been serving the Santa

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #4: Medical Centre of Santa Monica

Monica and Westside Los Angeles communities since 1942. It is a nationally renowned, 266-bed hospital that provides diagnostic technology and specialty care with core service lines of heart and vascular care, oncology, orthopedics and women’s health. Providence St. John’s Health Center also is home to the world-renowned John Wayne Cancer Institute. Providence St. John’s Health Center has continually achieved top ratings and distinguished hospital awards for clinical excellence and patient safety by the nation’s leading accreditation organizations, such as Healthgrades, The Joint Commission and the Leapfrog Group. Since 2007 the average historical occupancy at the Medical Centre of Santa Monica Property has been 97.0% and the average occupancy term of the in-place tenants approximately 15 years.

The following table presents certain information relating to the ten largest tenants at the Medical Centre of Santa Monica Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Providence Health System – Southern California(2)	AA / Aa3 / AA-	34,476	16.9%	$1,885,777	17.4%	$54.70	Various	Various
The Regents of the University of California(3)	AA- / Aa3 / AA-	22,742	11.1	1,288,855	11.9	$56.67	Various	1, 5-year option
Cedars-Sinai Medical Center	AA- / Aa3 / NR	9,834	4.8	534,812	4.9	$54.38	2/29/2020	1, 5-year option
Matsunaga, Daly, Ross, Thordarson, Vogel & Klevens, MDs	NR / NR / NR	6,453	3.2	402,679	3.7	$62.40	9/30/2020	1, 5-year option
Ava T. Shamban, M.D., Inc.	NR / NR / NR	6,053	3.0	323,650	3.0	$53.47	1/31/2024	2, 5-year options
Cedars-Sinai Medical Care Foundation(4)	AA- / Aa3 / NR	5,213	2.6	302,054	2.8	$57.94	MTM(4)	1, 5-year option
Gavin Herbert Company dba Horton & Converse Pharmacy	NR / NR / NR	4,685	2.3	268,923	2.5	$57.40	5/31/2017	2, 5-year options
Dermatology Institute & Skin Care Center	NR / NR / NR	4,669	2.3	268,745	2.5	$57.56	5/31/2025	2, 5-year options
Lauren L. Reager, M.D.	NR / NR / NR	4,349	2.1	246,700	2.3	$56.73	8/31/2017	1, 5-year option
Kessler Long Iacampo & Ottavi	NR / NR / NR	3,810	1.9	199,838	1.8	$52.45	10/31/2017	NA
Ten Largest Tenants		102,284	50.0%	$5,722,034	52.7%	$55.94
Remaining Tenants		92,681	45.3	5,140,815	47.3	$55.47
Vacant		9,449	4.6	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		204,414	100.0%	$10,862,849	100.0%	$55.72

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Providence Health System – Southern California leases 23,636 SF across 3 spaces in the West Building with 2, 5-year renewal options and 10,840 SF across 6 spaces in the East Building with 2, 5-year renewal options attributable to 7,837 SF and 1, 5-year renewal option attributable to the remaining 3,003 SF. 1,250 SF expires in 2018, 5,577 SF expires in 2020, 6,253 SF expires in 2021, 12,218 SF expires in 2022 and 9,178 SF expires in 2023.

(3)	The Regents of the University of California leases 22,742 SF across 4 spaces in the West Building. 12,405 SF expires in 2018 and 10,337 SF expires in 2021.

(4)	Cedars-Sinai Medical Care Foundation has executed a renewal lease for 3,838 SF expiring on October 31, 2021. A renewal lease for the remaining 1,375 SF has been negotiated and is awaiting signature.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #4: Medical Centre of Santa Monica

The following table presents the lease rollover schedule at the Medical Centre of Santa Monica Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	7,592	3.7%	3.7%	$442,331	4.1%	$58.26	4
2017	25,069	12.3	16.0%	1,400,461	12.9	$55.86	12
2018	29,247	14.3	30.3%	1,707,711	15.7	$58.39	11
2019	5,662	2.8	33.1%	309,879	2.9	$54.73	5
2020	33,047	16.2	49.2%	1,846,461	17.0	$55.87	11
2021	38,761	19.0	68.2%	2,122,524	19.5	$54.76	16
2022	22,617	11.1	79.2%	1,219,663	11.2	$53.93	9
2023	12,193	6.0	85.2%	688,942	6.3	$56.50	3
2024	8,301	4.1	89.3%	443,444	4.1	$53.42	3
2025	7,563	3.7	93.0%	427,689	3.9	$56.55	3
2026	4,913	2.4	95.4%	253,744	2.3	$51.65	2
2027	0	0.0	95.4%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	95.4%	0	0.0	$0.00	0
Vacant	9,449	4.6	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	204,414	100.0%		$10,862,849	100.0%	$55.72	79

(1)	Calculated based on approximate square footage occupied by each owned tenant unless otherwise specified.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Medical Centre of Santa Monica Property:

Historical Leased %(1)

Property		2013	2014	2015	As of 10/31/2016(2)
East Building	Owned Space	95.3%	97.1%	95.8%	96.0%
West Building	Owned Space	95.0%	94.3%	91.1%	95.1%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise specified.

(2)	Based on the underwritten rent roll dated October 31, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #4: Medical Centre of Santa Monica

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Medical Centre of Santa Monica Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 8/31/2016	Underwritten	Underwritten $ per SF
Base Rent	$9,470,826	$10,047,107	$10,168,544	$10,406,658	$10,862,849	$53.14
Contractual Rent Steps(2)	0	0	0	0	520,230	2.54
Potential Income from Vacant Space	0	0	0	0	551,004	2.70
Total Rent	$9,470,826	$10,047,107	$10,168,544	$10,406,658	$11,934,083	$58.38
Reimbursements	125,058	163,497	273,809	121,808	152,135	0.74
Parking(3)	1,463,467	1,505,333	1,539,589	1,606,457	1,606,457	7.86
Other Income	47,876	13,930	12,106	10,946	10,946	0.05
Vacancy and Credit Loss	0	0	0	0	(577,341)	(2.82)
Effective Gross Income	$11,107,228	$11,729,867	$11,994,048	$12,145,869	$13,126,280	$64.21

Real Estate Taxes	$550,876	$558,037	$563,260	$566,177	$567,332	$2.78
Insurance	184,779	185,039	188,074	194,850	197,371	0.97
Management Fee	443,811	465,021	462,803	471,585	525,051	2.57
Ground Rent(4)	197,682	224,801	186,974	149,230	239,478	1.17
Other Expenses	2,010,796	2,133,217	2,295,521	2,166,531	2,177,511	10.65
Total Operating Expenses	$3,387,945	$3,566,114	$3,696,632	$3,548,374	$3,706,743	$18.13

Net Operating Income	$7,719,283	$8,163,752	$8,297,416	$8,597,495	$9,419,537	$46.08
Normalized TI/LC	0	0	0	0	505,814	2.47
Replacement Reserves	0	0	0	0	20,441	0.10
Net Cash Flow	$7,719,283	$8,163,752	$8,297,416	$8,597,495	$8,893,281	$43.51

Occupancy	95.1%	95.2%	92.6%	95.4%(5)	95.2%
NOI Debt Yield	10.9%	11.5%	11.7%	12.1%	13.3%
NCF DSCR	2.64x	2.79x	2.84x	2.94x	3.04x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases (totaling $81,044) through April 2017 and the present value of scheduled rent increases (totaling $439,186) through the end of the lease terms for credit tenants.

(3)	The two buildings that comprise the Santa Monica Medical Centre Property share a 814 space parking garage located on the Santa Monica Medical Centre Property.

(4)	The annual ground lease payment is equal to the base annual rent of $70,000 plus 5.0% of all gross receipts received during any lease year in excess of the applicable floor amount.

(5)	Based on the underwritten rent roll dated October 31, 2016.

■	Appraisal. According to the appraisal, the Medical Centre of Santa Monica Property had an “as-is” appraised value of $150,000,000 as of October 5, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$151,000,000	N/A	5.75%
Discounted Cash Flow Approach	$149,500,000	7.25%	6.25%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated October 7, 2016, the environmental consultant reported no recognized environmental conditions and recommended no further action for the Medical Centre of Santa Monica Property except for the continued implementation of the existing asbestos O&M plan.

■	Market Overview and Competition. The Medical Centre of Santa Monica Property is located in Santa Monica, California, which is a coastal city in West Los Angeles. The city is approximately 16 miles west of the Los Angeles Central Business District. It is bounded by Pacific Palisades to the north, Brentwood and West Los Angeles to the east, Venice to the south and the Pacific Ocean to the west. Established tech companies such as Facebook, Google and Yahoo have moved to offices in Santa Monica and the city has also attracted burgeoning startups such as Snapchat, Hulu, Fullscreen and Frequency, earning Santa Monica the “Silicon Beach” moniker. Since Silicon Beach is a less mature scene than Silicon Valley, labor pressures have not had time to develop and therefore, the average tech wage in Los Angeles is $115,000 compared with $226,000 in Silicon Valley. Furthermore, Silicon Beach’s comparatively low labor costs ensures strong wage growth for the foreseeable future. Moreover, Los Angeles is in the middle of a major transportation project, the Regional Connector, which will improve efficiency and relieve congestion. According to a third party report, the 2016 population within a 1-, 3- and 5-mile radius of the Medical Centre of Santa

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Monica Property is 39,994, 227,695 and 465,979, respectively. The 2016 average household income within a 1-, 3- and 5-mile radius is $105,630, $123,346 and $125,682, respectively.

According to a third party report, as of 2015 the Los Angeles County Office market was comprised of 183,491,000 SF with a 14.4% vacancy and an average rental rate of $28.80 per SF. The Los Angeles County Office market’s net absorption has been positive since 2011, and during 2015 absorption was a positive 2,502,000 SF, with completions totaling 1,398,000 SF. According to the appraisal, the Medical Centre of Santa Monica Property is located within the Santa Monica submarket. As of the second quarter of 2016, the submarket consisted of 87 office buildings totaling 9,526,221 SF with a direct vacancy of 11.0% and asking rent of $64.08/SF. Net absorption in the submarket as of the second quarter of 2016 was a positive 48,444 SF.

The following table presents certain information relating to the primary competition for the Medical Centre of Santa Monica Property:

Medical Centre of Santa Monica Property Competitive Set(1)

	Medical Centre of Santa Monica Property	Santa Monica Medical Plaza	The 1919 Building	Santa Monica Physicians Center
Year Built	Various	1973 / 2006	1991	1972
SF	204,414	87,386	47,000	37,109
Total Occupancy	95.4%(2)	96.0%	98.0%	92.0%
Base Rent	$32.14 – $63.98(2)	$56.40 - $58.20	$60.00	$58.80

	St. John’s Medical Plaza	Parkside Medical Center	2825 Santa Monica	Wilshire Harvard Plaza
Year Built	1987	1923	1984	1985
SF	90,056	65,610	52,676	58,369
Total Occupancy	100.0%	100.0%	98.0%	99.0%
Base Rent	$55.80	$48.00	$51.00	$48.00 – $57.00

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated October 31, 2016.

■	The Borrower. The borrower is Medical Associates, a California limited partnership, and is a single purpose entity that is structured to be bankruptcy-remote. The borrower’s general partner, Held Group / MCSM, L.L.C., is a Delaware limited liability company and a single-purpose entity that is structured to be bankruptcy-remote, with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Medical Centre of Santa Monica Loan. The non-recourse carveout guarantor is HFP Group, LLC. The borrower sponsors’ operating entity for asset and property management is Held Properties, Inc. Held Properties Inc. is 100% owned by the Held family. Through Held Properties, Inc., the borrower sponsors are the developer, owner and operator of premier office and medical office buildings in Southern California’s most desirable submarkets. Founded in 1946, Held Properties, Inc. provides services in property management, construction and project management, development, marketing and leasing and parking services.

■	Escrows. The borrower of the Medical Centre of Santa Monica Loan was not required to make initial deposits to the tax, insurance, replacements reserves or tenant improvements and leasing commissions reserves. On each due date during a Medical Centre of Santa Monica Trigger Period (as defined below), the borrower is required to deposit (i) $1,703 into a replacement reserve and (ii) $42,229 into a leasing reserve. In the event that the Waiver Condition (as defined below) does not exist, the borrower is required to pay to the lender (a) one-twelfth of the amount sufficient to pay taxes payable (or estimated to be payable) during the following twelve months, to be held in a tax reserve and (b) at the option of the lender, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy under the Medical Centre of Santa Monica Loan documents, one-twelfth of an amount sufficient to pay insurance premiums for the renewal of such policies upon the expiration thereof, to be held in an insurance reserve.

A “Waiver Condition” means a condition that will be deemed to exist to the extent that each of the following are true: (i) no event of default has occurred and is continuing under the Medical Centre of Santa Monica Loan documents, (ii) with respect to the tax reserve, the borrower pays all applicable taxes directly to the applicable imposing governmental authority prior to the date they become delinquent and evidence of the payment is delivered to the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #4: Medical Centre of Santa Monica

lender by no later than the dates required in the Medical Centre of Santa Monica Loan documents and (iii) with respect to the insurance reserve, all policies required under the Medical Centre of Santa Monica Loan documents are maintained and all insurance premiums due are paid directly to the applicable insurers and evidence of the payment is delivered to the lender as required by the Medical Centre of Santa Monica Loan documents.

■	Lockbox and Cash Management. The Medical Centre of Santa Monica Loan provides for a springing lockbox and springing cash management. The lockbox account is not established at origination but a deposit account control agreement was fully executed at closing. Upon the occurrence of a Medical Centre of Santa Monica Trigger Period, the lockbox account will be established and tenants will begin depositing all rents directly into the lockbox account, provided that, following the termination of the first Medical Centre of Santa Monica Trigger Period, the borrower may close the lockbox account and notify tenants to pay rents to a different account until such time as a new Medical Centre of Santa Monica Trigger Period occurs. Funds in the lockbox account are used to pay debt service and fund reserves and any excess (i) during a Medical Centre of Santa Monica Trigger Period is held by the lender and (ii) when no Medical Centre of Santa Monica Trigger Period is continuing is disbursed to the borrower. Following an event of default under the Medical Centre of Santa Monica Loan documents, the lender may apply funds in any manner and priority it determines.

A “Medical Centre of Santa Monica Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.50x; and (B) expiring upon (y) with regard to any Medical Centre of Santa Monica Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default and (z) with regard to any Medical Centre of Santa Monica Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.55x for two consecutive calendar quarters.

■	Property Management. The Medical Centre of Santa Monica Property is managed by Held Properties, Inc., a borrower-affiliated manager. The lender has the right to direct the borrower to terminate the property management agreement and replace the property manager if (i) the property manager becomes a debtor in any voluntary bankruptcy or insolvency action or a debtor in any involuntary bankruptcy or insolvency action not dismissed within 90 days; (ii) an event of default has occurred and is continuing under the Medical Centre of Santa Monica Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager has occurred and is continuing under the property management agreement after the expiration of all applicable notice and cure periods. The borrower has the right to replace the property manager, provided no event of default is continuing under the Medical Centre of Santa Monica Loan documents and such replacement will not cause a termination right, right of first refusal, termination fee, a similar right or a material adverse effect, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation). Additionally, the borrower has contracted with an affiliated parking manager, Parking Plus, Inc., a California corporation, with respect to the management of the parking portions of the Medical Centre of Santa Monica Property. The lender has the same kickout rights with respect to the parking manager as it does with the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Ground Lease. The borrower’s interest in the land comprising the Medical Centre of Santa Monica Property is derived pursuant to a ground lease between the borrower, as ground lessee, and Providence Health System – Southern California, as ground lessor. The term of the ground lease expires on December 31, 2075. Base ground rent is a $70,000 annual payment plus an additional payment of 5% of gross receipts over a floor amount which increases annually (in each case, as more particularly described in the ground lease).

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the Medical Centre of Santa Monica Property, plus a business interruption insurance policy that provides 24 months of business interruption coverage with an additional 12-month extended period of indemnity with no deductible in excess of $10,000 (except with respect to earthquake and windstorm coverage). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #5: Prudential Plaza

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #5: Prudential Plaza

Lake Michigan
Chicago
Lakemoor
Gurnee
Woodstock
Mundelein
Lake Forest
Lincolnshire
Lakewood
Buffalo Grove
Hoffman Estates
Northbrook
Elgin
Schaumburg
Evanston
St. Charles
Addison
Lincolnwood
Oak Park
Aurora
Wheaton
Cicero
IL
Sugar Grove
Naperville
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Oak Lawn
Bolingbrook
Oswego
Lemont
Whiting
Plainfield
Orland Park
Harvey
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Gary
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Joliet
Homewood
IN
Hobart
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Frankfort
Schererville
Merrillville
Elwood
Monee
STREETERVILLE
RIVER NORTH DISTRICT
Chicago River
THE LOOP
LAKESHORE EAST
Grant Park
Prudential Plaza
130 East Randolph Street &
180 North Stetson Avenue
Chicago, IL 60601
E ONTARIO ST
E OHIO ST
E GRAND AVE
E ILLINOIS ST
E HUBBARD ST
E KINZIE ST
LOWER WACKER DR
W WACKER DR
E WACKER DR
E WATER ST
W LAKE ST
E LAKE ST
W RANDOLPH ST
E RANDOLPH ST
W WASHINGTON ST
E WASHINGTON ST
W MADISON ST
E MADISON ST
W MONROE ST
E MONROE ST
W ADAMS ST
ADAMS ST
E ADAMS ST
W JACKSON BLVD
E JACKSON BLVD
VAN BUREN ST
E VAN BUREN ST
E CONGRESS PKWY
CONGRESS PL DR
N DEARBORN ST
N STATE ST
N WABASH ST
N RUSH ST
N MICHIGAN AVE
N ST CLAIR ST
N WACKER DR
N FRANKLIN ST
N WELLS ST
N LASALLE ST
N CLARK ST
N WABASH AVE
N STETSON AVE
N COLUMBUS DR
S WACKER DR
S FRANKLIN ST
S LASALLE ST
S CLARK ST
S DEARBORN ST
FEDERAL PARK TER
State Street
S WABASH AVE
S MICHIGAN AVE
COLUMBUS DR
Chicago
290
Cloud Gate Sculpture
Millennium Park
Lurie Garden
Great Lawn
Jay Pritzker Pavilion
Harris Theater
The Art Institute Of Chicago
Aon Center
Fairmont Hotel
Lake Shore Athletic Club
Park Millennium
Hyatt Regency Hotel
Illinois Center
Columbus Plaza
Club Quarters
Trump Tower
Wrigley Building
The Tribune Company
Nbc Tower
Equitable Building
Nordstrom
Intercontinental Chicago
Lake Shore Athletic Club
City Hall/ Cook County Courthouse
Richard J. Daley Center
James R. Thompson Center/ State Of Illinois Center
Macy's (Marshall Field's)
Chicago Cultural Center
Chicago Theater Building
Palmer House Hilton
Willis Tower
Civic Opera House
Chicago Mercantile Exchange Center
Chicago Board Of Trade
Harold Washington Library Center
Union Station
Hyatt Center
Chase Bank
Federal Reserve Bank Building

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Chicago, Illinois	Cut-off Date Balance(4)		$70,000,000
Property Type	Office	Cut-off Date Balance per SF(3)		$182.85
Size (SF)	2,269,632	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 11/30/2016(1)	77.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/30/2016(1)	77.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1955,1990 / 1990, 2014-2015	Mortgage Rate		4.61000%
Appraised Value	$700,000,000	Original Term to Maturity (Months)		120
Appraisal Date	7/20/2016	Original Amortization Term (Months)		360
Borrower Sponsors	Michael Silberberg and Mark Karasick	Original Interest Only Term (Months)		48
Property Management(2)	SL PRU Property Manager LLC	First Payment Date		9/6/2015
		Maturity Date		8/6/2025

Underwritten Revenues	$70,131,390
Underwritten Expenses	$32,570,196	Escrows(5)
Underwritten Net Operating Income (NOI)	$37,561,194		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$33,902,628	Taxes	$7,572,461	$1,134,682
Cut-off Date LTV Ratio(3)	59.3%	Insurance	$697,045	$82,759
Maturity Date LTV Ratio(3)	53.2%	Replacement Reserve	$1,338,519	$47,671
DSCR Based on Underwritten NOI / NCF(3)	1.47x / 1.33x	TI/LC	$554,171	$0
Debt Yield Based on Underwritten NOI / NCF(3)	9.1% / 8.2%	Other(6)	$19,935,546	$236,236

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$415,000,000	100.0%	Loan Payoff	$327,845,504	79.0%
			Reserves	73,309,474	17.7
			Working Capital	10,819,980	2.6
			Closing Costs	3,025,042	0.7

Total Sources	$415,000,000	100.0%	Total Uses	$415,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy includes 10.1% of NRA leased to tenants that have signed leases but have yet to take occupancy at the Prudential Plaza Property.

(2)	The Prudential Plaza Property is sub-managed by Jones Lang LaSalle Americas (Illinois), LP.

(3)	Calculated based on the aggregate outstanding principal balance of the Prudential Plaza Loan Combination (as defined below).

(4)	The Prudential Plaza Loan has a Cut-off Date Balance of $70,000,000 and represents the non-controlling notes A-3-2 and A-4-1 of the $415,000,000 Prudential Plaza Loan Combination, which is evidenced by eight pari passu notes. The related companion loans are evidenced by (i) the controlling note A-1, which has an outstanding principal balance as of the Cut-Off Date of $115,000,000, and was contributed to the COMM 2015-CCRE26 securitization transaction, (ii) the non-controlling note A-2-1, which has an outstanding principal balance as of the Cut-off Date of $50,000,000, and was contributed to the CD 2016-CD1 securitization transaction, (iii) the non-controlling notes A-2-2 and A-3-3, which have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000, and were contributed to the CD 2016-CD2 securitization transaction, (iv) the non-controlling note A-3-1, which has an outstanding principal balance as of the Cut-off Date of $40,000,000, and was contributed to the COMM 2016-COR1 securitization transaction and (v) the non-controlling note A-4-2, which has an outstanding principal balance as of the Cut-off Date of $65,000,000, is currently held by DBNY and is expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(5)	Upfront Escrows represents reserve balance as of January 9, 2017. See “—Escrows” below for further detail.

(6)	The Other reserve includes $11,219,368 for future TI/LCs based on recent leases signed, $2,416,178 for rent abatements for various tenants and $6,300,000 for tenant improvements associated with the Wilson Sporting Goods Co. (“Wilson”) lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Prudential Plaza Loan”) is part of a loan combination (the “Prudential Plaza Loan Combination”) evidenced by eight pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in two Class A office towers totaling 2,269,632 SF located in Chicago, Illinois (the “Prudential Plaza Property”). The Prudential Plaza Loan, which is evidenced by the non-controlling notes A-3-2 and A-4-1, has an aggregate outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1, which has an outstanding principal balance as of the Cut-Off Date of $115,000,000, and was contributed to the COMM 2015-CCRE26 securitization transaction, (ii) the non-controlling note A-2-1, which has an outstanding principal balance as of the Cut-off Date of $50,000,000, and was contributed to the CD 2016-CD1 securitization transaction, (iii) the non-controlling notes A-2-2 and A-3-3, which have an aggregate outstanding principal balance as of the Cut-off Date of $75,000,000, and were contributed to the CD 2016-CD2 securitization transaction, (iv) the non-controlling note A-3-1, which has an outstanding principal balance as of the Cut-off Date of $40,000,000, and was contributed to the COMM 2016-COR1 securitization transaction and (v) the non-controlling note A-4-2, which has an outstanding principal balance as of the Cut-off Date of $65,000,000, is currently held by DBNY and is expected to be contributed to one or more future commercial mortgage securitization transactions. The Prudential Plaza Loan Combination, which accrues interest at an interest rate of 4.61000% per annum, was originated by GACC on July 30, 2015, had an original principal balance of $415,000,000 and has an outstanding principal balance as of the Cut-off Date of $415,000,000. The proceeds of the Prudential Plaza Loan Combination were primarily used to refinance the Prudential Plaza Property, fund upfront reserves, pay origination costs and provide working capital to the borrower. The borrower covenanted to use such working capital amount (which was deposited into a borrower account) to pay operating or capital expenses related to the Prudential Plaza Property. Such amount is not being held by, and is not subject to disbursement conditions of the lender.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Prudential Plaza Loan Combination had an initial term of 120 months and has a remaining term of 102 months as of the Cut-off Date. The Prudential Plaza Loan Combination requires monthly payments of interest only for the first 48 months, followed by payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Prudential Plaza Loan Combination is the due date in August 2025. Provided that no event of default has occurred and is continuing under the Prudential Plaza Loan documents, at any time after July 26, 2018, the Prudential Plaza Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Prudential Plaza Loan documents. Provided that no event of default has occurred and is continuing under the Prudential Plaza Loan documents, voluntary prepayment of the entire outstanding principal balance of the Prudential Plaza Loan Combination without a prepayment premium or yield maintenance charge is permitted on or after the due date in March 2025.

On July 26, 2016, the holder of the non-controlling Note A-3-1, together with the other non-controlling pari passu companion notes (the “REMIC Election Notes”) made a REMIC election with respect to the REMIC Election Notes. As such, the defeasance lockout period for the Prudential Plaza Loan Combination will continue through the first business day after July 26, 2018. For additional information regarding the REMIC Election Notes, see “Material Federal Income Tax Consequences” in the Preliminary Prospectus.

■	The Mortgaged Property. The Prudential Plaza Property consists of two Class A office towers, One Prudential Plaza and Two Prudential Plaza, totaling 2,269,632 SF located in Chicago, Illinois. One Prudential Plaza is a 41-story, 1,273,204 SF building that was built in 1955 and renovated in 1990 and again in 2014-2015. Two Prudential Plaza is a 64-story, 996,428 SF building that was completed in 1990. The two towers are connected by a public mezzanine level that contains approximately 60,000 SF of restaurant and retail space. The Prudential Plaza Property has a diverse tenant base of over 120 tenants including law firms, financial services, technology, media and marketing companies. No tenant accounts for greater than 3.9% of NRA. The Prudential Plaza Property also features a five-level, 608-space underground parking facility that is run by AMPCO Parking, a third party operator, an underground connection to the Randolph Street commuter rail station, a landscaped one acre plaza and a tenant amenity space on the 11th floor. The tenant amenity space features a 10,000 SF gym, a tenant lounge and an outdoor rooftop space that includes a bar and an outdoor fireplace and offers unobstructed views of Millennium Park.

In 2014, the Guarantors invested over $30.0 million in capital expenditures and an additional approximately $26.6 million in tenant improvements for building renovations and upgrades to tenant spaces. Major projects included an elevator modernization and cab renovation, window replacements in vacant spaces, a convector replacement, the creation of the tenant amenity space on the 11th floor, exterior lighting renovations and a complete renovation of the lobby. The investments to upgrade the Prudential Plaza Property have resulted in positive leasing velocity with 654,767 SF of leases signed between January 2015 and May 2016. The table below summarizes recent leasing activity at the Prudential Plaza Property since October 2014.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #5: Prudential Plaza

Recent Leasing(1)(2)

Date of Lease Execution	Lease Count	SF	Gross Rent	Gross Rent Per SF
Oct 2014	2	24,267	$819,054	$33.75
Nov 2014	1	2,489	$80,011	$32.15
Dec 2014	3	28,471	$946,092	$33.23
Jan 2015	4	44,249	$1,241,990	$28.07
Feb 2015	1	239	$6,271	$26.24
Mar 2015	4	54,103	$1,953,948	$36.12
Apr 2015	4	6,892	$134,245	$19.48
May 2015	3	16,704	$621,447	$37.20
Jun 2015	6	48,139	$1,902,909	$39.53
Jul 2015	11	127,537	$4,487,880	$35.19
Aug 2015	8	63,228	$2,359,173	$37.31
Sep 2015	1	2,319	$92,377	$39.84
Oct 2015	1	577	$23,435	$40.62
Nov 2015	4	35,486	$1,325,724	$37.36
Dec 2015	8	173,316	$6,676,301	$38.52
Jan 2016	0	0	$0	$0.00
Feb 2016	3	28,699	$1,514,381	$52.77
Mar 2016	6	25,758	$1,392,647	$54.07
Apr 2016	1	24,226	$955,958	$39.46
May 2016	2	3,295	$162,736	$49.39
Jun 2016	3	37,541	$1,271,534	$33.87
Jul 2016	1	5,385	$212,511	$39.46
Aug 2016	7	102,560	$3,700,809	$36.08
Sept 2016	0	0	$0	$0.00
Oct 2016	0	0	$0	$0.00
Nov 2016	0	0	$0	$0.00
Dec 2016	0	0	$0	$0.00
Total/Wtd. Avg.	84	855,480	$31,881,435	$37.27

(1)	As provided by the borrower.

(2)	Includes expansions and lease renewals.

Total leasing at the Prudential Plaza Property between October 2014 and August 2016 included 855,480 SF (37.7% of NRA) which increased gross rent by approximately $31.9 million. This includes 502,390 SF (22.1% of NRA) leased since loan origination in July 2015. Major new leases include Wilson (87,386 SF, 3.9% of NRA), Clark Hill (71,813 SF, 3.2% of NRA), Cision US, Inc. (49,703 SF, 2.2% of NRA), Pandora (32,331 SF, 1.4% of NRA), Chicago Council on Global Affairs (29,035 SF, 1.3% of NRA), University of Chicago (23,710 SF, 1.0% of NRA), Prescient Edge, LLC (23,616 SF, 1.0% of NRA), Textura Corporation (23,374 SF, 1.0% of NRA) and CA Ventures (23,672 SF, 1.0% of NRA).

The Prudential Plaza Property is situated immediately north of Millennium Park and one block east of Michigan Avenue, a major north-south roadway in Chicago. The Prudential Plaza Property is accessible via Interstate 90/94 from the west, Lake Shore Drive from the east and Wacker Drive. The Prudential Plaza Property also has pedestrian access via underground pedestrian corridors that provide direct access to neighboring hotels, department stores, office buildings and cultural attractions throughout the city of Chicago.

The following table presents certain information relating to historical leasing at the Prudential Plaza Property:

Historical Leased %(1)

	2013	2014	2015	As of 11/30/2016
Owned Space	69.6%	64.0%	68.3%	77.1%(2)

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise specified.

(2)	Based on the underwritten rent roll dated November 30, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Prudential Plaza Property:

Top Five Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Wilson(3)	NR / NR / NR	87,386	3.9%	1,922,492	4.7%	$22.00	12/31/2029	1, 5-year option
Clark Hill(4)	NR / NR / NR	71,813	3.2	1,888,769	4.7	$26.30	12/31/2032	1, 5-year option
Leydig, Voit & Mayer, Ltd.	NR / NR / NR	66,783	2.9	1,694,645	4.2	$25.38	9/30/2025	2, 5 or 10-year options
Optiver US LLC(5)	NR / NR / NR	73,779	3.3	1,515,443	3.7	$20.54	4/30/2023	1, 5-year option
CBS Radio Holdings Corp.(6)	BBB / Baa2 / BBB	63,453	2.8	1,324,647	3.3	$20.88	4/30/2028	3, 5-year options
Total Major Office Tenants		363,214	16.0%	8,345,996	20.6%	$22.98
High Office		383,539	16.9	9,214,456	22.7	$24.02
Mid Office		527,885	23.3	11,459,089	28.2	$21.71
Low Office		391,764	17.3	8,191,605	20.2	$20.91
Retail		59,939	2.6	2,410,804	5.9	$40.22
Storage		20,234	0.9	424,866	1.0	$21.00
Antenna		2,841	0.1	532,977	1.3	$187.60
Total Occupied Collateral(7)		1,749,416	77.1%	40,579,792	100.0%	$23.20
Vacant		520,216	22.9	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		2,269,632	100.0%	40,579,792	100.0%	$23.20

(1)	Based on the rent roll dated November 30, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

(3)	Wilson signed a 12-year lease for its space which commences on January 1, 2018. The tenant has the right to terminate its lease on December 31, 2026 with 15 months prior written notice, subject to payment of a termination fee equal to the unamortized leasing costs amortized at a rate of 8% per year. In addition, Wilson will be entitled to rent abatement on the first month of each year during the lease term. Neither the gap period prior to commencement of such lease nor such rent abatement periods have been reserved for.

(4)	Clark Hill signed a 15-year lease for its space which commenced on January 1, 2017 and has a rent abatement period from January 2017 to July 2017, which has not been reserved for. The tenant has the right to terminate its lease on December 31, 2026, upon at least 15 months’ prior written notice, subject to a termination fee equal to the then unamortized leasing costs associated with the Clark Hill lease amortized at a rate of 8% per year.

(5)	Optiver US LLC is entitled to rent abatement from May 2017 to October 2017 and from May 2018 to September 2018, as to which only two months have been reserved for.

(6)	CBS Radio Holdings Corp. executed an early renewal option for its space on floors 9-11, totaling approximately 63,228 SF at a higher rent of $22.50 per SF for an additional ten years. CBS Radio Holdings Corp. relinquished a portion of its space on the 12th floor (8,068 SF). Additionally, the tenant has 225 SF of space that expires on April 30, 2018. CBS has a rent abatement period from May 2018 to December 2019, which has not been reserved for.

(7)	Includes 10.1% of net rentable area leased to tenants that, as of November 30, 2016, have signed leases but have yet to take occupancy at the Prudential Plaza Property.

The following table presents certain information relating to the lease rollover schedule at the Prudential Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	57,974	2.6	2.6%	1,315,381	3.2	$22.69	18
2018	157,475	6.9	9.5%	3,428,162	8.4	$21.77	43
2019	57,943	2.6	12.0%	1,228,924	3.0	$21.21	13
2020	56,447	2.5	14.5%	1,417,530	3.5	$25.11	20
2021	102,524	4.5	19.0%	2,475,487	6.1	$24.15	26
2022	98,532	4.3	23.4%	2,528,112	6.2	$25.66	22
2023	234,546	10.3	33.7%	4,884,720	12.0	$20.83	29
2024	54,588	2.4	36.1%	1,239,849	3.1	$22.71	12
2025	220,895	9.7	45.9%	5,448,251	13.4	$24.66	27
2026	81,800	3.6	49.5%	2,974,932	7.3	$36.37	16
2027	200,088	8.8	58.3%	3,887,269	9.6	$19.43	18
2028 & Thereafter	426,604	18.8	77.1%	9,751,176	24.0	$22.86	29
Vacant	520,216	22.9	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	2,269,632	100.0%		$40,579,792	100.0%	$23.20	273

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.

(2)	Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the Lease Expiration Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Prudential Plaza Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 11/30/2016	Underwritten	Underwritten $ per SF
Base Rent	$28,764,554	$28,473,086	$30,025,537	$34,261,798	$40,579,792	$17.88
Contractual Rent Steps(2)	0	0	0	0	960,856	0.42
IG Rent Credit	0	0	0	0	232,359	0.10
Value of Vacant Space	0	0	0	0	17,967,138	7.92
Gross Potential Rent	$28,764,554	$28,473,086	$30,025,537	$34,261,798	$59,740,145	$26.32
Total Recoveries	20,442,385	18,888,044	20,087,785	21,436,527	25,198,144	11.10
Total Other Income	3,318,520	2,915,164	3,208,355	3,160,239	3,160,239	1.39
Vacancy & Credit Loss (3)	0	0	0	0	(17,967,138)	(7.92)
Effective Gross Income	$52,525,460	$50,276,294	$53,321,676	$58,858,563	$70,131,390	$30.90

Total Operating Expenses	30,482,948	28,845,540	32,167,828	32,295,671	$32,570,196	$14.35

Net Operating Income(4)	$22,042,511	$21,430,754	$21,153,848	$26,562,892	$37,561,194	$16.55
TI/LC	0	0	0	0	3,086,514	1.36
Capital Expenditures	0	0	0	0	572,052	0.25
Net Cash Flow	$22,042,511	$21,430,754	$21,153,848	$26,562,892	$33,902,628	$14.94

Occupancy	69.6%	64.0%	68.3%	77.1%	77.1%
NOI Debt Yield	5.3%	5.2%	5.1%	6.4%	9.1%
NCF DSCR	0.86x	0.84x	0.83x	1.04x	1.33x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the Underwritten Cash Flow.

(2)	Contractual Rent Steps are taken through January 2018.

(3)	Vacancy was underwritten at the in-place vacancy of 20.4% compared to the East Loop submarket vacancy rate of 12.9%.

(4)	The approximate $11.0 million increase in Underwritten Net Operating Income from TTM 11/30/2016 to Net Operating Income figure is due to (i) approximately $11.1 million attributable to leases that are signed but have not yet commenced, (ii) approximately $1.0 million in step rents taken through January 2018, (iii) approximately $0.2 million in rent credit relating to investment grade tenants on long term leases, (iv) approximately $0.5 million representing the differential between the underwritten management fee cap of $1.0 million against the most recent management fee of approximately $1.5 million, (v) $5.9 million in rent abatements that were effective in the trailing 12 months ending November 2016 and (vi) less $7.4 million in rents attributable to expiring leases. The remaining difference is approximately $0.3 million attributable to other miscellaneous differences.

■	Appraisal. According to the appraisal, the Prudential Plaza Property had an “as-is” appraised value of $700,000,000 as of July 20, 2016 and has an “as stabilized” appraised value of $830,000,000 as of July 20, 2018, based on certain assumptions, including that the Prudential Plaza Property has achieved an occupancy of 90.0%.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$688,000,000	N/A	5.25%
Discounted Cash Flow Approach	$700,000,000	7.75%	6.00%(1)

(1)	Represents the terminal capitalization rate

■	Environmental Matters. Based on a Phase I environmental report dated June 30, 2015, no further action was recommended at the Prudential Plaza Property other than to implement an operations and maintenance plan for asbestos, which is currently in place.

■	Market Overview and Competition. The Prudential Plaza Property is located in the city of Chicago, Illinois, one block east of North Michigan Avenue in the East Loop office submarket. Located adjacent to Millennium Park, the Prudential Plaza Property is within walking distance of numerous dining, shopping and cultural attractions. Notable nearby attractions include The Harold Washington Library, the world’s largest public library, popular downtown theatres, Lyric Opera Goodman Theatre and Adler & Sullivan’s Auditorium Theatre and the Magnificent Mile, one of the world’s premier shopping districts. Several hotels are also in walking distance, including the Palmer House, which is a block from the Prudential Plaza Property, a Hilton, Hyatt Regency, Sheraton, the Renaissance, Hotel Blake and the W Hotel, among others.

The East Loop office submarket contains 83 buildings totaling approximately 28.0 million SF, including 16 Class A buildings totaling approximately 16.6 million SF. The average quoted rent in the East Loop Class A submarket was $28.06 per SF as of the third quarter of 2016 and the vacancy was 12.9% in the same period. The East Loop Class A submarket also experienced positive net absorption of 467,653 SF as of the third quarter of 2016. Additionally, there

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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is no reported new office construction underway or planned in the East Loop submarket. Current activity in the East Loop office sector is continued repositioning of the existing inventory. In July 2015, Kraft Heinz announced that it is moving its corporate headquarters from Northfield, Illinois to the East Loop submarket of Chicago. Kraft Heinz took over approximately 170,000 SF across five floors in the Aon Center, located next door to the Prudential Plaza Property, in January 2016.

The following table presents certain information relating to the primary competition for the Prudential Plaza Property:

Prudential Plaza Property Competitive Set(1)

	Prudential Plaza Property	Aon Center	Illinois Center	AMA Plaza
Year Built	1955	1974	1972	1971
SF	2,269,632	2,744,552	2,132,048	1,141,760
Total Occupancy	77.1%(2)	90.0%	75.0%	92.0%
Recent Leasing	$23.20(3)	$19.50 - $22.50	$17.50 - $18.50	$24.28 - $31.00
	Chicago Title and Trust Center I	303 East Wacker	Equitable Office Building
Year Built	1992	1979	1966
SF	1,068,877	859,187	737,308
Total Occupancy	96.0%	67.0%	95.0%
Recent Leasing	$18.08 - $30.00	$17.00 - $18.50	$23.00 - $25.50

(1)	Source: Appraisal.

(2)	Based on the November 30, 2016 underwritten rent roll and includes approximately 10.1% of NRA leased to tenants that have signed leases but have not yet taken occupancy.

(3)	Represents weighted average underwritten Base Rent per SF on a triple net basis for the Prudential Plaza Property.

Using both the above market comparables and recent leasing in the nearby office market, the appraisal identified a market rent of $28.00 per SF for high-rise office space, $25.00 per SF for mid-rise office space, $22.00 per SF for low-rise office space, $40.00 per SF for interior retail space, $60.00 per SF for street-front retail space and $20.00 per SF for storage space. All of the aforementioned rents are on a triple net basis (except for storage rents). The appraisal determined a market occupancy for the overall Chicago central business district office market of 89.0% and 92.3% for Class A office properties in the East Loop submarket.

■	The Borrower. The borrower, SL PRU LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Prudential Plaza Loan. The sponsors of the borrower and nonrecourse carve-out guarantors are Michael Silberberg and Mark Karasick (the “Guarantors”), on a joint and several basis.

Michael Silberberg is a principal of Berkley Properties, LLC, a privately owned real estate holding company that acquires, renovates and manages hotels, offices, retail and multifamily properties in the Northeast. Additionally, directly or through affiliated companies, Berkley Properties, LLC has holdings in New York, New Jersey, Illinois, Alabama, Tennessee and Texas. Berkley Properties, LLC is headquartered in New York City.

Mark Karasick is a principal of the 601W Companies (“601W”). 601W manages private real estate acquisition, ownership, development and management portfolios. Since its founding more than 15 years ago, 601W has acquired a number of commercial properties throughout the country, totaling 24 million SF with a collective value in excess of $5.0 billion. At 601W, Mark Karasick leads the acquisition, development and management of the 601W real estate portfolio.

Michael Silberberg and Mark Karasick have worked on numerous transactions in the Chicago central business district. In 2010, Berkley Properties, LLC purchased, and later sold, 180 North La Salle Street in the East Loop submarket and 601W is currently holding 550 West Jackson Avenue, an approximately 400,000 SF office property in the West Loop submarket. The Guarantors also purchased the Aon Center, a 2.7 million SF office building located adjacent to the Prudential Plaza Property in October 2015 for $712 million ($260 per SF).

The Prudential Plaza Property was acquired by the prior owner (the “Prior Owner”) in 2006 for $525 million ($231 per SF), which Prior Owner was owned and controlled by sponsorship unaffiliated with the Guarantors (the “Prior Sponsorship”). The Prudential Plaza Property was previously security for a $410.0 million first mortgage (the “Prior

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Loan”), which was deposited in equal portions in the JPMCC 2006-LDP7 and JPMCC 2006-CB16 securitization trusts (together, the “Prior Securitization”) and an affiliate of the borrower under the Prior Loan also obtained a $60.0 million original principal balance mezzanine loan from an affiliate of Northstar. In 2012, the Prior Loan was transferred into special servicing as a result of impending lease expirations with two major tenants totaling approximately 19.0% of the total NRA, which tenants ultimately vacated the Prudential Plaza Property.

The Guarantors reached an agreement with the Prior Sponsorship for an equity recapitalization. In June 2013, the Guarantors and the Prior Securitization special servicer agreed to bifurcate the $410.0 million Prior Loan into a $336 million A-note and a $74 million B-note (hope note). As part of the loan modification, the Guarantors took control of the Prudential Plaza Property and the Prior Owner and contributed $76.5 million of new equity into the property (while the Prior Sponsorship retained a minority non-controlling interest). In addition, as part of such agreement, the N-Star CDO VIII securitization, as the holder of the $60 million original principal balance mezzanine loan, agreed to modify its mezzanine loan to require payments to be made only from excess cash flow remaining following the payment of amounts then due under the Prior Loan, and a Northstar affiliate agreed to contribute $8.5 million of new equity into the Prudential Plaza Property. The Guarantors and the mezzanine lender then allocated amounts payable under the modified mezzanine loan to the contributors of the new equity.

In connection with the origination of the Prudential Plaza Loan Combination, (i) the lender under the Prior Securitization accepted $336 million (a portion of the proceeds of the Prudential Plaza Loan Combination) in satisfaction of the Prior Loan, (ii) the hope note was cancelled without repayment, and (iii) the mezzanine lender entered into a standstill agreement with GACC pursuant to which it agreed to terminate the existing mezzanine loan pledge. Additionally, the standstill agreement provides that no exercise of remedies may be undertaken under the unsecured mezzanine loan until the Prudential Plaza Loan Combination is fully satisfied, and the mezzanine lender agreed that during any event of default or Trigger Period (as defined below) no payments may be made on the unsecured mezzanine loan.

On February 24, 2016, the trustees of the Prior Securitization filed suit in the United States District Court for the Southern District of New York against the Guarantors and the Prior Owner alleging, among other things, that the defendants engaged in fraud, willful misconduct and intentional misrepresentation by failing to provide complete and accurate information regarding prospective leasing activity relating to the Prudential Plaza Property in connection with the preparation of an appraisal used in connection with the calculation of the discounted payoff amount. The current borrower under the Prudential Plaza Loan Combination is not named as a defendant in the suit. For more information regarding the litigation, see “Description of the Mortgage Pool–Litigation and Other Legal Considerations” in the Preliminary Prospectus.

■	Escrows. In connection with the origination of the Prudential Plaza Loan Combination, the borrower deposited reserves of (i) $1,134,682 into a tax reserve account, (ii) $248,278 into an insurance reserve account, (iii) $2,525,657 into a replacement reserve account, (iv) $21,489,422 into a TI/LC reserve account for existing TI/LC obligations due to certain tenants, (v) $35,000,000 into a future leasing reserve account and (vi) $12,911,435 into a rent abatement reserve account.

As of January 2017, the current amounts on deposit are (i) $7,572,461 in the tax reserve account, (ii) $697,045 in the insurance reserve account, (iii) $1,338,519 in the replacement reserve account, (iv) $554,171 in the existing TI/LC reserve account (the “Existing TI/LC Account”), (v) $11,219,368 (the “Future TI/LC Amount”) in the future leasing reserve account (the “Future TI/LC Account”), all of which is earmarked for future TI/LCs based on recent leases signed and (vi) $2,416,178 in the rent abatement reserve account. The Future TI/LC Amount includes $3,058,133 that was initially included in the Existing TI/LC Account but was determined to be in excess of the amount necessary to pay approved leasing expenses under the then-current leases and was reallocated into the Future TI/LC Account to be available to pay approved leasing expenses for future leases entered into by the borrower.

In connection with the Wilson lease, a Wilson TI reserve of $6,300,000 was established, of which $3,100,000 was funded through sponsor equity and $3,200,000 was transferred from the Future TI/LC Account. The $17,293,639 remaining in the Future TI/LC Account is net of the $3,200,000 transferred to the Wilson TI reserve. Amounts in the Wilson TI reserve are required to be used to cover certain tenant improvements associated with the Wilson lease, and an amount not to exceed $873,860 thereof may, at the tenant’s election, be applied towards monthly base rent during the term of the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Additionally, on each due date, the borrower is required to deposit (i) $1,134,682 into a tax reserve account, (ii) $82,759 into an insurance reserve account, (iii) $47,671 into a replacement reserve account and (iv) commencing on the payment date in August 2016, $236,236 into a future leasing reserve account until August 2018, on which date the amount will increase to $377,978. Such monthly deposits into the future leasing reserve will no longer be required if (i) 85% of the net rentable area of the Prudential Plaza Property is leased in the lender’s reasonable determination or (ii) a transfer and assumption of the Prudential Plaza Loan Combination is consummated with a third party in an arm’s length transaction; provided that in either case monthly deposits in an amount equal to $238,344 into the future leasing reserve will be required if the reserve balance drops below $5,000,000, for so long as the future leasing reserve is less than $10,000,000. For so long as the debt service coverage ratio is less than 1.25x as of any calculation date and the amount on deposit in the Wilson TI reserve is less than $3,800,000, any deposit required pursuant to clause (iv) above is required to be deposited into the Wilson TI reserve up to an amount equal to such shortfall, or if such deposit is no longer required or the borrower otherwise elects, the borrower is required to deposit, on a monthly basis, an amount equal to such shortfall into the Wilson TI reserve.

■	Lockbox and Cash Management. The Prudential Plaza Loan Combination is structured with a hard lockbox and in place cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. All funds in the clearing account are required to be transferred on a daily basis into a deposit account controlled by the lender and disbursed in accordance with the Prudential Plaza Loan documents. Provided no Trigger Period (as defined below) is continuing, excess cash in the deposit account is required to be disbursed to borrower, or if a new mezzanine lender exists, to mezzanine lender, in accordance with the Prudential Plaza Loan documents.

A “Trigger Period” will commence upon (i) the occurrence of an event of default under the Prudential Plaza Loan documents, (ii) the debt service coverage ratio being less than 1.15x as of any calendar quarter or (iii) the occurrence of a new mezzanine loan default, and will end if (a) with respect to clause (i) the event of default has been cured, (b) with respect to clause (ii) the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters and (c) with respect to clause (iii) the receipt by lender of a new mezzanine loan default revocation notice.

■	Property Management. The Prudential Plaza Property is managed by SL PRU Property Manager LLC, a borrower affiliate. The Prudential Plaza Property is sub-managed by Jones Lang LaSalle Americas (Illinois), LP (“Jones Lang LaSalle”). Jones Lang LaSalle is a financial and professional services firm that specializes in commercial real estate services and investment management. Lender consent (which may be conditioned upon receipt of a rating agency confirmation) is required for replacement of the property manager, except that, provided that no event of default is continuing under the Prudential Plaza Loan documents, the borrower may replace the property manager without lender consent with (i) so long as the borrower is controlled by one or more of the Guarantors, a property manager owned or controlled by one or more of the Guarantors or (ii) an Unaffiliated Property Manager (as defined below). The lender has the right to require the borrower to replace the property manager with an Unaffiliated Property Manager selected by the borrower or another property manager chosen by the borrower and reasonably approved by the lender (which may be subject to receipt of a rating agency confirmation) (i) at any time following an event of default under the Prudential Plaza Loan documents, (ii) if the property manager is in material default under the management agreement beyond any applicable notice and cure period, (iii) if the property manager becomes insolvent or a debtor in any bankruptcy or insolvency proceeding, or (iv) if at any time the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

An “Unaffiliated Property Manager” means an unaffiliated property manager that is (A) a reputable, nationally or regionally recognized management company having at least five years’ experience in the management of properties similar to the Prudential Plaza Property, (B) at the time of its engagement as property manager is managing (exclusive of the Prudential Plaza Property) equal to or greater than the lesser of (a) 5,000,000 SF and (b) five times the leasable SF of the Prudential Plaza Property and (C) is not the subject of a bankruptcy or similar insolvency proceeding.

■	Current Mezzanine or Subordinate Indebtedness. As discussed in “—The Borrower” herein, there is an existing loan between Wells Fargo Bank, National Association, as Trustee for the Beneficial Owners of N-Star CDO VIII Grantor Trust and BFPRU II, LLC, which was initially structured as a mezzanine loan. This loan was converted to an unsecured loan which has been fully subordinated pursuant to a standstill, intercreditor and subordination agreement, and is not secured by a pledge.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Future Mezzanine or Subordinate Indebtedness. The Prudential Plaza Loan Combination permits an approved mezzanine loan in a maximum amount of $20,000,000 provided, among other things, (i) no event of default or Trigger Period is then continuing, (ii) the future leasing reserve is drawn down to $12.5 million or less, (iii) the mezzanine loan results in a combined debt yield of no less than 9.0%, (iv) the proceeds from the mezzanine loan will be deposited into the mortgage lender’s future leasing reserve, (v) the combined debt service coverage ratio is not less than 1.40x on an amortizing basis and (vi) the loan to value ratio of the combined loans is not more than 64.6%.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance coverage in an amount equal to 100% of the full replacement cost of the Prudential Plaza Property plus 24 months of rental loss and/or business interruption coverage; provided that such coverage is available; provided that if the Terrorism Risk Insurance Program Reauthorization Act of 2007 or any replacement, reauthorization or extension thereof (“TRIPRA”) is in effect and continues to cover both foreign and domestic acts, the lender is required to accept terrorism insurance with coverage against acts which are “certified” within the meaning of TRIPRA.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Moffett Place Google
1170 Bordeaux Drive
Sunnyvale, CA 94089
San Francisco Bay
Mountain View
Sunnyvale
Santa Clara
Cupertino
MOFFETT FEDERAL AIRFIELD
MOFFETT PARK
Shoreline Amphitheatre
LinkedIn HQ
Google HQ
Microsoft
NASA
Amazon Labs
Net App
Symantec
WHISMAN STATION
Dell
Marvel
Globalfoundries
Arista Networks
Santa Clara Gateway
Planned City Place Santa Clara site
Santa Clara Convention Center
Levi's Stadium
Citrix
California's Great America
GOLDEN TRIANGLE
PAN
Broadcom
Mission College
Intel
Ericsson
Future PAN
Applied Materials
Nvidia
AMD
Trimble Navigation
Walmart.com
Northrup Grumman
Sunnyvale Town Center
BLOSSOM VALLEY
El Camino Hospital
SUNNARTS
WRIGHTMONT CORNERS
KOREATOWN
Apple Campus Future
Kaiser Permanente Santa Clara
Apple HQ
Vallco Shopping Mall
Agilent Technologies Headquarters
De Anza College
Seagate Technologies
BAYSHORE FREEWAY
SOUTHBAY FREEWAY
JUNIPERO SERRA FREEWAY
CALTRAIN
AMTRAK
ACE
San Francisco
Oakland
San Jose
Pacific Ocean
Palo Alto
Fremont
Hayward
Milpitas
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Sunnyvale, California	Cut-off Date Balance(4)		$70,000,000
Property Type	Office	Cut-off Date Balance per SF(3)		$588.51
Size (SF)	314,352	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 2/6/2017	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/6/2017	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate		4.549797%
Appraised Value(1)	$311,100,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	3/1/2018	Original Amortization Term (Months)		360
Borrower Sponsors(2)	Various	Original Interest Only Term (Months)		60
Property Management	Paul Holdings, Inc., dba Jay Paul Company	First Payment Date		2/6/2017
		Maturity Date		1/6/2027

Underwritten Revenues	$17,818,954
Underwritten Expenses	$2,382,878		Escrows
Underwritten Net Operating Income (NOI)	$15,436,076		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,373,206	Taxes	$253,015	$84,338
Cut-off Date LTV Ratio(1)(3)	59.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)(3)	54.8%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(3)	1.39x / 1.38x	TI/LC	$12,312,957	$0
Debt Yield Based on Underwritten NOI / NCF(3)	8.3% / 8.3%	Other(5)	$17,051,831	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$185,000,000	82.2%	Loan Payoff	$134,943,058	60.0%
Mezzanine Loan	40,000,000	17.8	Principal Equity Distribution	54,305,554	24.1
			Reserves	29,617,804	13.2
			Closing Costs	6,133,584	2.7

Total Sources	$225,000,000	100.0%	Total Uses	$225,000,000	100.0%

(1)	The Appraised Value represents the “As Stabilized” appraised value. The “as-is” appraised value is $272,500,000 as of November 29, 2016.

(2)	The Borrower Sponsors of the Moffett Place Google Loan Combination (as defined below) are Joseph K. Paul (A/K/A Jay Paul), Jay Paul Revocable Living Trust Dated November 9, 1999 As Amended and Restated On March 19, 2010 and As Further Amended From Time To Time and Paul Guarantor LLC.

(3)	Calculated based on the aggregate outstanding principal balance of the Moffett Place Google Loan Combination.

(4)	The Moffett Place Google Loan has a Cut-off Date Balance of $70,000,000 and represents the controlling note A-1 and non-controlling note A-3 of the $185,000,000 Moffett Place Google Loan Combination, which is evidenced by six pari passu notes. The related companion loans are evidenced by the non-controlling notes A-2, A-4, A-5, and A-6 which have an outstanding principal balance as of the Cut-Off Date of $115,000,000, are currently held by DBNY, and are expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(5)	The Other reserve is for free rent associated with the Google lease. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Moffett Place Google Loan”) is part of a loan combination (the “Moffett Place Google Loan Combination”) evidenced by six pari passu notes that are secured by a first mortgage encumbering the borrower’s fee simple interest in a 314,352 SF office building located in Sunnyvale, California (the “Moffett Place Google Property”). The Moffett Place Google Loan, which is evidenced by the controlling note A-1 and non-controlling note A-3, has an outstanding principal balance as of the Cut-off Date of $70,000,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans are evidenced by the non-controlling notes A-2, A-4, A-5 and A-6, which had an aggregate original principal balance of $115,000,000, have an outstanding principal balance as of the Cut-off Date of $115,000,000, are currently held by DBNY, and are expected to be contributed to one or more future commercial mortgage securitization transactions. The Moffett Place Google Loan Combination, which accrues interest at an interest rate of 4.549797% per annum, was originated by DBNY on December 30, 2016, had an original principal balance of $185,000,000 and has an outstanding principal balance as of the Cut-off Date of $185,000,000. The proceeds of the Moffett Place Google Loan Combination, along with a $40,000,000 mezzanine loan, were primarily used to retire the existing debt of the Moffett Place Google Property, return equity to the borrower sponsors, fund reserves and pay origination costs.

The Moffett Place Google Loan Combination had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Moffett Place Google Loan Combination requires monthly payments of interest only through the due date in January 2022, after which it requires monthly payments of interest and principal sufficient to amortize the Moffett Place Google Loan Combination on a fixed 30-year amortization schedule, see “Annex G-1 – Moffett Place Google Mortgage Loan Amortization Schedule” in the Preliminary Prospectus. The scheduled maturity date of the Moffett Place Google Loan Combination is the due date in January 2027. Provided that no event of default has occurred and is continuing under the Moffett Place Google Loan documents, at any time after the earlier of the third anniversary of the origination of the Moffett Place Google Loan Combination and the second anniversary of the securitization of the last portion of the Moffett Place Google Loan Combination, the Moffett Place Google Loan Combination may be defeased with certain direct full faith and credit obligations of the United States of America or

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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other obligations which are “government securities” permitted under the Moffett Place Google Loan Combination documents. Provided that no event of default has occurred and is continuing under the Moffett Place Google Loan documents, voluntary prepayment of the Moffett Place Google Loan without a prepayment premium or yield maintenance charge is permitted on or after the due date in July 2026.

■	The Mortgaged Property. The Moffett Place Google Property is comprised of a 314,352 SF, newly-constructed, Class A, single tenant office building located in Sunnyvale, California. The Moffett Place Google Property is 100.0% leased, as of February 6, 2017, to Google Inc. (“Google”) through November 2028, with two seven-year extension options and no early termination rights. Google accepted possession of its space at the Moffett Place Google Property on December 1, 2016 but is not yet required to pay rent. The rent payment obligation under the Google lease commences on February 12, 2018. At loan origination, the borrower reserved $17,051,831 for the purpose of simulating payments of rent prior to the date that rent is payable under the Google lease. See “—Escrows” below.

The Moffett Place Google Property is part of a larger planned development (“Moffett Place Campus”), which currently includes three additional non-collateral identical office buildings totaling 943,056 SF, which are 100.0% leased to Google through August 2027 and three additional non-collateral parking garages. The Moffett Place Campus is anticipated to include two additional non-collateral office buildings totaling 628,704 SF. The two non-collateral buildings yet to be built are also leased to Google through November 2028 and, according to the borrower sponsors, are anticipated to be delivered in August 2017 and April 2020, respectively. The borrower sponsor assembled the land for Moffett Place Campus between 2011 and 2012 for approximately $27.5 million and has spent approximately $126.3 million ($401.65 per SF) on the development of Moffett Place Campus. Additionally, the borrower sponsors have spent approximately $24.3 million ($77.18 per SF) in tenant improvements and leasing commission costs. The borrower sponsor’s total cost basis is approximately $178.1 million ($565.58 per SF).

The Moffett Place Google Property features access to a 52,500 SF, non-collateral two-story fitness/amenities facility and three separate non-collateral parking garages. To govern access to the non-collateral common areas, fitness/amenities facility and parking garages (the “Common Area Spaces”), the Moffett Place Google Property is subject to a declaration of covenants, conditions and restrictions (the “CCR”) with Moffett Place LLC (an affiliate of the borrower sponsor and an affiliate of the owner of the three non-collateral buildings at Moffett Place Campus), which grants the borrower non-exclusive easement rights over the Common Area Spaces and contemplates that the Common Area Spaces that it governs will be expanded over time as the remaining portions of the Moffett Place Campus are completed. Ownership of the Common Area Spaces governed by the CCR is held by Moffett Place Association LLC (the “Association”). The Association is owned by Moffett Place LLC (an entity wholly owned by Joseph K. Paul), as declarant, until the remaining buildings are completed, and by the borrower and MP 521 LLC (as owners of the completed buildings). The Association is obligated to maintain insurance coverage over the Common Area Spaces and is also responsible for maintenance of the Common Area Spaces, subject to the terms of the Google leases. The CCR delineates shares of the voting interest in the Association based on the number of completed buildings at Moffett Place, with each completed building entitled to a proportionate share of the voting interest. The borrower currently has a 25.0% voting interest in the Association and will have a 16.7% voting interest in the Association upon the full development of the Moffett Place Campus. The borrower is required to pay taxes and insurance for the Common Area Spaces under the CCR.

On October 2, 2015, Google implemented a holding company reorganization in which Alphabet became the successor issuer to Google. At that time, Alphabet recognized the assets and liabilities of Google at carryover basis. Alphabet, through its subsidiaries, provides online advertising services in the United States, the United Kingdom and rest of the world. Alphabet (NASDAQ: GOOG) is rated Aa2 and AA by Moody’s and S&P, respectively. Google represents approximately 99.4% of Alphabet’s total revenues, based on Alphabet’s 2015 annual report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the sole occupied tenant at the Moffett Place Google Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Google	NR / Aa2 / AA	314,352	100.0%	$14,409,896	100.0%	$45.84	11/30/2028	2, 7-year options
Largest Tenant		314,352	100.0%	$14,409,896	100.0%	$45.84
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenant		314,352	100.0%	$14,409,896	100.0%	$45.84

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease. The ratings above are those of Alphabet, which does not guarantee the lease.

The following table presents certain information relating to the lease rollover schedule at the Moffett Place Google Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028 & Thereafter	314,352	100.0	100.0%	14,409,896	100.0	$45.84	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	314,352	100.0%		$14,409,896	100.0%	$45.84	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Moffett Place Google Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent(2)	$14,409,896	$45.84
Credit Tenant Rent Steps(3)	1,916,870	6.10
Potential Income from Vacant Space	0	0.00
Total Rent	$16,326,766	$51.94
Reimbursements	1,970,759	6.27
Other Income(4)	459,269	1.46
Vacancy	(937,840)	(2.98)
Effective Gross Income	$17,818,954	$56.68

Real Estate Taxes	$1,005,576	$3.20
Insurance	355,798	1.13
Management Fee	534,569	1.70
Operating – CAM	486,935	1.55
Total Operating Expenses	$2,382,878	$7.58

Net Operating Income	$15,436,076	$49.10
TI/LC Reserves	0	0.00
Replacement Reserves	62,870	0.20
Net Cash Flow	$15,373,206	$48.90

Occupancy	100.0%
NOI Debt Yield	8.3%
NCF DSCR	1.38x

(1)	The Moffett Place Google Property was constructed in 2016; accordingly historical operating information is not available.

(2)	Underwritten Base Rent includes rent steps through February 2018.

(3)	Credit Tenant Rent Steps represent the straight-line average of Google’s contractual step rent through lease expiration.

(4)	Other Income reflects the amenities use fee including contractual rent steps through February 2018 and a straight line average of contractual rent steps of the amenities use fee through lease expiration.

■	Appraisal. According to the appraisal, the Moffett Place Google Property had an “as-is” appraised value of $272,500,000 as of November 29, 2016 and is expected to have an “as stabilized” appraised value of $311,100,000 as of March 1, 2018. The “as stabilized” value assumes that the borrower’s contractual tenant improvement and leasing commission obligations have been fulfilled, that there is no outstanding free rent, that payment of rent has commenced and that the Moffett Place Google Property is leased at a market rent level as of the effective date of value. The borrower’s tenant improvement and leasing commission obligations, as well as outstanding free rent, were reserved upon origination of the Moffett Place Google Loan Combination.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$306,100,000	N/A	5.00%

■	Environmental Matters. Based on a Phase I environmental report dated December 1, 2016, there are no recognized environmental conditions or recommendations for further action at the Moffett Place Google Property.

■	Market Overview and Competition. The Moffett Place Google Property is located in northern Sunnyvale, California within Moffett Park. Moffett Park comprises approximately 519 acres of land of which approximately 85% is improved with recently developed one and two-story, research and development buildings. Moffett Park is home to notable high technology firms including Lab 126 (an Amazon.com subsidiary), Hewlett Packard, Juniper Networks, Lockheed-Martin, Microsoft and Yahoo!.

Jay Paul Company is re-developing over 55 acres in Moffett Park, with Moffett Place, a new, class “A” office development to contain about 1.87 million square feet of net rentable building area, in six, eight-story buildings. The development also includes a 52,500-square foot amenities building and parking structures. In October 2014, Google pre-leased the entire project with a staged occupancy. Phase I which includes Buildings 1, 2, and 5, was completed in late-2016. The Moffett Place Google Property is the first building in Phase II.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Moffett Park sits alongside the State Highway 237 corridor near the intersection of U.S. Highway 101 in Silicon Valley. State Highway 237 forms the southern border of the Moffett Park area and provides access from Interstate 680 and Interstate 280 to the northeast and U.S. Highway 101 in Sunnyvale to the southwest. The Santa Clara County Transit System provides bus service county-wide and has four stops near the Moffett Place Google Property. In addition, a Santa Clara Light Rail station is located one block from the Moffett Google Place Property to the northwest and services the surrounding residential communities.

The Moffett Place Google Property is in the Sunnyvale submarket within Silicon Valley. According to the appraisal, overall vacancy in Silicon Valley and the Sunnyvale submarket was 8.6% and 3.1%, respectively as of third quarter of 2016. In the first three quarters of 2016, 612,796 SF of office space was delivered to the submarket, with 619,986 SF of absorption. According to the appraisal, as of the third quarter 2016, new supply under construction in Silicon Valley stood at approximately 5.3 million SF, which consisted of approximately 3.0 million SF of build-to-suit construction and 2.3 million SF of speculative construction. As of the third quarter of 2016, the total office asking rent for the Sunnyvale submarket was $51.24 per SF, which is in-line with the Silicon Valley total office average asking rent of $51.48 per SF. Within the Sunnyvale submarket, the average asking rent for Class A office properties is $53.76 per SF.

The following table presents certain information relating to sales comparables for the Moffett Google Place Property:

Office Building Sales Comparables(1)

Property Name	Property Location	Rentable Area (SF)	Sale Date	Sale Price (in millions)
Moffett Place Google Property	Sunnyvale, CA	314,352(3)	NA	$311.1(2)
Campus @ 3333, Phase 1	Santa Clara, CA	459,655	Dec. 2015	$305.1
Sunnyvale Town Center	Sunnyvale, CA	313,920	Dec. 2015	$270.0
Castro Station	Mountain View, CA	114,809	Nov. 2015	$148.5
NetFlix	Los Gatos, CA	260,830	Oct. 2015	$193.1
Cupertino Gateway	Cupertino, CA	220,672	Aug. 2015	$165.0

(1)       Source: Appraisal.

(2)       Represents the “as stabilized” appraised value as of March 1, 2018.

(3)       Based on the underwritten rent roll dated February 6, 2017.

Office Lease Comparables(1)

Property Name	Property Location	Tenant Name	Lease Date	GLA	Lease Term (years)	Base Rent per SF	Lease Type
Moffett Place Google Property	Sunnyvale, CA	Google(2)	12/16(2)	314,352(2)	12.0(2)	$45.84(2)	Net
Moffett Towers II, Building 2	Sunnyvale, CA	Confidential	12/16	362,600	10.0	$48.00	Net
Sunnyvale City Center	Sunnyvale, CA	Red Hat	11/16	28,389	7.2	$70.80	Net
Moffett Gateway	Sunnyvale, CA	Google Inc.	7/16	612,691	10.0	$44.40	Net
Sunnyvale Business Park	Sunnyvale, CA	Raytheon	7/16	162,550	3.0	$47.40	Net
Santa Clara Square	Santa Clara, CA	AMD	8/16	220,156	10.0	$42.60	Net
Santa Clara Square	Santa Clara, CA	Cambridge Industries	5/16	220,156	7.4	$43.80	Net
Moffett Towers I	Sunnyvale, CA	Google Inc.	4/16	238,602	10.0	$44.40	Net

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated February 6, 2017.

■	The Borrower. The borrower is MP B3 LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Moffett Place Google Loan. The non-recourse carve-out guarantors are Joseph K. Paul (A/K/A Jay Paul), Jay Paul Revocable Living Trust Dated November 9, 1999 As Amended and Restated On March 19, 2010 and As Further Amended From Time to Time and Paul Guarantor LLC, on a joint and several basis. The borrower is permitted to obtain release of Jay Paul and the trust from the guaranty and environmental indemnity upon satisfaction of certain conditions in the loan documents, which include, without limitation, Paul Guarantor LLC maintaining a net worth of not less than $300.0 million and liquidity of not less than $20.0 million.

The sponsor of the borrower is Joseph K. Paul, the founder of Jay Paul Company. Jay Paul Company is a privately-held real estate firm based in San Francisco, California that concentrates on the acquisition, development and

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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management of commercial properties throughout California with a specific focus on creating projects for technology firms. Jay Paul Company has developed or acquired over 8.5 million SF, of institutional quality space with an additional 6.0 million SF under development, much of which is located near the Moffett Place Google Property in Sunnyvale. In addition, Jay Paul Company owns 21 buildings in Moffett Park totaling 5.0 million SF. Jay Paul Company has built projects for many companies including Apple, Google, Amazon, Motorola, Microsoft, Boeing, Philips Electronics, HP and DreamWorks, among others.

■	Escrows. In connection with the origination of the Moffett Place Google Loan Combination, the borrower funded reserves of (i) $253,015 for real estate taxes; (ii) $12,312,957 for outstanding approved leasing expenses in connection with the Google lease and (iii) $17,051,831 to cover gap rent and rent concessions under the Google Inc. lease ($6,964,903 of which is for gap rent which covers full rent under the Google lease until the additional rent commencement date on June 1, 2017).

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Moffett Place Google Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates (initially $84,338) will be necessary to pay taxes over the then succeeding 12-month period and (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums upon the expiration of the insurance policies. Notwithstanding the foregoing, insurance escrows are waived so long as the Moffett Place Google Property is covered by an acceptable blanket policy (at closing, insurance was maintained under an acceptable blanket policy). Additionally, during a Lease Sweep Period (as defined below), all excess cash will be swept into the lease sweep reserve account.

■	Lockbox and Cash Management. The Moffett Place Google Loan documents require a hard lockbox with in-place cash management. The Moffett Place Google Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to Moffett Place Google Property be promptly deposited into such lockbox account following receipt. All amounts in the lockbox account are required to be swept to a lender-controlled cash management account every business day and applied on each payment date to the payment of debt service, the funding of required reserves, budgeted monthly operating expenses, common charges under various reciprocal easement agreements, including the CCR, approved extraordinary operating expenses, debt service on the mezzanine loan (see “Current Mezzanine or Subordinate Indebtedness” below) and, during a Lease Sweep Period (as defined below), an amount equal to $261,960 to fund a lease sweep reserve account (the “Lease Sweep Reserve Account”) until the aggregate funds swept in the Lease Sweep Reserve Account during such lease sweep equals the Lease Sweep Reserve Threshold (as defined below) and then to a debt service reserve account (the “Debt Service Reserve Account”) until the aggregate funds transferred to the Lease Sweep Reserve Account and the Debt Service Reserve Account during such lease sweep equals the Lease Sweep and Debt Service Reserve Cap. Provided no Trigger Period (as defined below) is continuing, excess cash in the deposit account will be disbursed to the borrower in accordance with the Moffett Place Google Loan documents. If a Trigger Period is continuing (other than a Trigger Period due to a Lease Sweep Period), excess cash in the deposit account will be transferred to an account held by the lender as additional collateral for the Moffett Place Google Loan Combination.

A “Trigger Period” will commence upon the occurrence of (i) an event of default under the Moffett Place Google Loan Combination, (ii) a Low Debt Service Period (as defined below), (iii) a mezzanine loan default or (iv) a Lease Sweep Period (as defined below) and will end upon (a) with respect to clause (i), the date on which such event of default is cured, (b) with respect to clause (ii), the Low Debt Service Period has ended, (c) with respect to clause (iii), the date on which such mezzanine loan default is cured and (d) with respect to clause, (iv) such Lease Sweep Period has ended.

A “Low Debt Service Period” will commence if (i) as of any calculation date, the credit rating of a tenant (or the parent entity of such tenant) under a Lease Sweep Lease (as defined below) by Fitch, Moody’s or S&P is less than “BBB-”, “Baa3” or “BBB-”, respectively and (ii) the debt service coverage ratio, as of any calculation date, falls below 1.41x based on the Moffett Place Google Loan Combination balance or 1.10x based on the total debt (including the mezzanine loan balance), respectively, and will end when the debt service coverage ratio is at least 1.41x based on the Moffett Place Google Loan Combination balance and 1.10x based on the total debt (including the mezzanine loan balance) for two consecutive calendar quarters.

The debt service coverage ratio tests are calculated using straight-lined rents under the Google lease (or that of any successor tenant that is investment grade).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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A “Lease Sweep Period” will commence upon the first monthly payment date following the earliest to occur of (a) July 6, 2023; (b) the date on which, with respect to a Lease Sweep Lease, (i) the tenant cancels or terminates its Lease Sweep Lease with respect to all or a Material Termination Portion (as defined below) of the space under its Lease Sweep Lease prior to the then current expiration date or (ii) the tenant delivers notice that it is canceling all or a Material Termination Portion of the space under the Lease Sweep Lease; (c) the date on which a tenant under a Lease Sweep Lease goes dark at 20% or more of its space under a Lease Sweep Lease; provided, however, that if the tenant under a Lease Sweep Lease is either (x) an investment grade entity or (y) has subleased the dark space portion of its premises to an investment grade entity that has accepted delivery thereof and is paying unabated rent at a rate no less than required under the Lease Sweep Lease, the tenant under a Lease Sweep Lease will not be deemed to have gone dark; (d) a default by the tenant under a Lease Sweep Lease that continues beyond the cure period; (e) the occurrence of an insolvency proceeding of a tenant under a Lease Sweep Lease or (f) the date on which, with respect to the Google lease, neither Google nor Google’s parent company is an investment grade entity. A Lease Sweep Period (other than a Lease Sweep Period triggered by an insolvency proceeding of a tenant under a Lease Sweep Lease) will not be triggered (or, if already triggered, may be terminated) if the borrower delivers to the lender an acceptable letter of credit in an amount equal to $11,002,320 ($35.00 per SF) provided, if such Lease Sweep Period is triggered by clause (c) or (f) above, such acceptable letter of credit will be in an amount equal to $15,717,600 ($50.00 per SF).

A Lease Sweep Period will end on the earliest to occur of (1), with respect to clauses (a) or (b) above, (A) with respect to the space under each Lease Sweep Lease, the tenant under a Lease Sweep Lease has exercised a renewal or extension, provided that the tenant under the Lease Sweep Lease is under a qualified lease, as described in the loan documents and satisfied the occupancy conditions, as described in the loan documents, (B) one or more replacement tenants acceptable to the lender execute and deliver replacement leases covering at least 75% of the SF demised under the Google lease, provided that the leases are qualified leases and the occupancy conditions, as described in the loan documents, are satisfied or (C) a combination of sub clause (A) and (B) above occurs; (2) with respect to clauses (c) or (f) above, the date on which either (A) one or more replacement tenants execute and deliver replacement leases covering at least 75% of the SF demised under the Google lease provided that the leases are qualified leases and the occupancy conditions, as described in the loan documents, are satisfied or (B) the Google tenant (or its parent) is restored as an investment grade entity or the entirety of the Lease Sweep Lease has been sublet to an investment grade entity that has accepted delivery thereof and is paying fully unabated rent at a contract rate not less than that required under a Lease Sweep Lease; (3) with respect to clause (d) above, the date on which the default has been cured and no other default under such Lease Sweep Lease occurs for three consecutive months following such cure; (4) with respect to clause (e) above, the applicable insolvency proceeding has been terminated and the applicable Lease Sweep Lease has been affirmed, assumed or assigned in a manner satisfactory to the lender, and (5) with respect to clauses (a), (b), (c), (d) and (f) above, the date on which the aggregate amount of funds transferred into the Lease Sweep Reserve Account and the Debt Service Reserve Account equals the applicable Lease Sweep and Debt Reserve Cap (as defined below) and if a Lease Sweep Period is continuing due to the occurrence of more than one Lease Sweep Event, the aggregate amount of funds required to be transferred over the course of the Lease Sweep Period shall be equal to the amount of the largest Lease Sweep And Debt Service Reserve Cap applicable to all then-continuing Lease Sweep Periods, such that each Lease Sweep Period shall be treated as concurrent and not duplicative or independent of another.

The “Lease Sweep and Debt Service Reserve Cap” means (i) with respect to a Lease Sweep Period continuing solely pursuant to clauses (a) and/or (d) above, $11,002,320 ($35.00 per SF); (ii) with respect to a Lease Sweep Period continuing solely pursuant to clause (b) above, $35.00 per SF of the terminated space; (iii) with respect to a Lease Sweep Period continuing pursuant to clause (c) above, whether or not a Lease Sweep Period pursuant to clauses (a), (b) and or/(d) above is concurrently continuing, $50.00 per SF of dark space; or (iv) with respect to clause (f) above, whether or not a Lease Sweep Period pursuant to clauses (a), (b), (c) and/or (d) above, $15,717,600 ($50.00 per SF).

The “Lease Sweep Reserve Threshold” means (i) with respect to a Lease Sweep Period continuing solely pursuant to clauses (a), (d) and/or (f) above, $9,430,560 ($30.00 per SF) or (ii) with respect to a Lease Sweep Period continuing solely pursuant to clause (b) or (c) above, $30.00 per SF of the dark or terminated space.

A Lease Sweep Period (other than a Lease Sweep Period triggered by an insolvency proceeding of a tenant under a Lease Sweep Lease) will not be triggered (or, if already triggered, may be terminated) if the borrower delivers to the lender an acceptable letter of credit in an amount equal to $11,002,320 ($35.00 per SF) provided, if such Lease Sweep

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Period is triggered by clause (c) or (f) above, such acceptable letter of credit will be in an amount equal to $15,717,600 ($50.00 per SF).

A “Lease Sweep Lease” is the Google lease or any replacement lease or leases which cover at least 75% of the rentable square feet demised under the Google lease as of December 30, 2016.

A “Material Termination Portion” is, with respect to any space under a Lease Sweep Lease, if the tenant under a Lease Sweep Lease cancels or terminates its Lease Sweep Lease with respect to at least 40,000 or more square feet of space (or, if a full floor of space is less than 40,000 SF, a full floor of space) but less than the entirety of the space under such Lease Sweep Lease, the amount of space under the Lease Sweep Lease affected by such cancellation or termination.

■	Property Management. The Moffett Place Google Property is managed by Paul Holdings, Inc., dba Jay Paul Company, a borrower affiliate. Provided that no event of default is occurring under the Moffett Place Google Loan documents, rating agency and lender approval is not required for the appointment of a manager that meets the requirements for a qualified manager set forth in the Moffett Place Google Loan documents. The lender may require the borrower to replace the manager with (x) an unaffiliated manager selected by borrower that meets the requirements for a qualified manager set forth in the Moffett Place Google Loan documents or (y) another property manager chosen by borrower and approved by lender upon the occurrence of: (i) an event of default under the Moffett Place Google Loan Combination; (ii) a default under the management agreement beyond the cure period; (iii) the insolvency of or commencement of insolvency or bankruptcy proceedings involving the manager; or (iv) if at any time the manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Current Mezzanine or Subordinate Indebtedness. A mezzanine loan, with an original principal balance of $40,000,000, was funded concurrently with the funding of the Moffett Place Google Loan Combination. The mezzanine loan accrues interest at a rate of 6.50000%, is coterminous with the Moffett Place Google Loan Combination and is interest only for the first 60 months of its term, with principal and interest payments thereafter based on a fixed 30-year amortization schedule. The mezzanine loan is held by KDF REIT Investments, LLC.

■	Future Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Moffett Place Google Loan documents require that the “all risks” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Moffett Place Google Property. Any such insurance may be provided through a blanket insurance policy, provided that such policy is required to provide the same protection that a separate policy insuring only the Moffett Place Google Property would provide, as determined by the lender. See “Description of the Mortgage Pool—Insurance Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: 111 Livingston Street

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

100

LOAN #7: 111 Livingston Street

Floor	Tenant(s)
21	Brooklyn Law School 20,500 SF – 1/2032
20	Brooklyn Law School 20,500 SF – 1/2032
19	Central Medical 2,375 SF – 3/2021; New York Energy 2,500 SF – 8/2019; Berkman Law 4,125 SF – 10/2018
18	Northrop Grumman 20,500 SF – 7/2021
17	Vacant 10,270 SF; Managemen Office 800 SF
16	NYS Office of Assistance 25,643 SF – 5/2020
15	NYS Office of Assistance 25,643 SF – 5/2020
14	NYS Office of Assistance 25,643 SF – 5/2020
13	Mechanical 1,363 SF
12	Mechanical 1,362 SF
11	Theracare 4,300 SF – 5/2017; The Legal Aid Society 15,200 SF – 10/2037
10	The Legal Aid Society 20,500 SF – 10/2037
9	The Legal Aid Society 20,500 SF – 10/2037
8	The Legal Aid Society 20,500 SF – 10/2037
7	The Legal Aid Society 20,500 SF – 10/2037
6	NYS Office of Assistance 5,351 SF – 5/2020; The Legal Aid Society 14,700 SF – 10/2037
5	NYS Office of Assistance 20,500 SF – 5/2020
4	NYS Office of Assistance 18,765 SF – 5/2020; Common Are 1,735 SF
3	
2	
Ground	Pasternack Law Firm 3,391 SF – 5/2019; City University of NY 45,000 SF – 8/2017; Common Area 11,609 SF
Base	NYS Workers Comp 50,225 SF – MTM
ub Level 2	Livingston Street Parking
ub Level 1	Livingston Street Parking

VACANT | MTM | BUILDING | 2017-2018 | 2019-2020 | 2021-2022 | 2023+

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: 111 Livingston Street

111 Livingston Street
111 Livingston Street
Brooklyn, NY 11201
East River
VINEGAR HILL
DUMBO
BROOKLYN
BROOKLYN HEIGHTS
MANHATTAN BRIDGE
BROOKLYN BRIDGE
MANHATTAN BRIDGE APPROACH
BROOKLYN QUEENS EXPRESSWAY
Con Edison Hudson Avenue Station
Con Edison Farragut Substation
Farragut Houses
Empire Stores Building
St. Ann's Warehouse
Jane's Carousel
WeWork Dumbo Heights
Prolific Interactive
Storyhunter HQ
New York Technical College
Voorhees Hall
Freedom Academy High School
NYC Emergency Management Department
Cadman Plaza North
FDNY Engine 205
Plymouth Church
Brooklyn War Memorial
Concord Village
St James Cathedral
Cathedral Basilica of St. James
Community Center
The Westinghouse School
United States District Court Clerk
Cadman Tower
US District Bankruptcy Court
NYC College of Technology
Tandon School of Engineering
The Urban Assembly School for Law & Justice
Marriott at The Brooklyn Bridge
One Metro Center
MTA
Brooklyn Friends
NYC Probation Department
Kings County Supreme Court
First Presbyterian Church
NY State Supreme Court Appellate Division
St Ann's School
One Pierrepont Plaza
Brooklyn Historical Society
Borough Hall
Heights Casino
Our Lady of Lebanon
St Francis College
Brooklyn Municipal Building
Brooklyn Law School
NYC Board of Education
The Packer Collegiate Institute
New York Transit Museum
NYC Transit Authority
Grace Church
St Charles Borromeo Church
Mary McDowell Upper School
Brooklyn Health Center
A. Fantis Parochial School
Friends Meeting House
Brooklyn House of Detention
HeartShare
Watchtower
Watchtower Warehouse 15
Pierhouse
Pier 1 Playground
Pier 2 Roller Rink
Pier 3
Brooklyn Bridge Park
One Brooklyn Bridge Park
PS 8
The Standish
New York
MANHATTAN
BROOKLYN
Columbia University
UPPER WEST SIDE
UPPER EAST SIDE
Natural History Museum
Metropolitan Museum of Art
Central Park
West New York
Astoria
Carnegie Hall
Times Square
United Nations
Long Island City
MIDTOWN
Madison Square Garden
Empire State Building
Hoboken
JFK Stadium
NYU
EAST VILLAGE
SOHO
FINANCIAL DISTRICT
Jersey City
Hudson River
East River
MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

102

LOAN #7: 111 Livingston Street

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC, GACC
Location (City/State)	Brooklyn, New York	Cut-off Date Balance(2)		$67,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$276.50
Size (SF)	434,000	Percentage of Initial Pool Balance		5.0%
Total Occupancy as of 11/1/2016	97.6%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2016	97.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	1969 / 2001	Mortgage Rate		4.73000%
Appraised Value	$219,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/26/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	Abraham Leser; Harry Gold; Robert Schachter and Edith Leser	Original Interest Only Period (Months) First Payment Date		120 2/6/2017
Property Management	111 Property Manager LLC	Maturity Date		1/6/2027

Underwritten Revenues	$18,801,753
Underwritten Expenses	$9,038,441	Escrows(3)
Underwritten Net Operating Income (NOI)	$9,763,312		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,966,501	Taxes	$296,183	$296,183
Cut-off Date LTV Ratio(1)	54.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	54.8%	Replacement Reserve	$0	$7,233
DSCR Based on Underwritten NOI / NCF(1)	1.70x / 1.56x	TI/LC(4)	$0	$36,167
Debt Yield Based on Underwritten NOI / NCF(1)	8.1% / 7.5%	Other(5)	$36,457,097	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$120,000,000	99.9%	Loan Payoff	$80,506,976	67.0%
Other Sources	125,000	0.1	Reserves	36,753,280	30.6
			Closing Costs	2,800,863	2.3
			Principal Equity Distribution	63,881	0.1
Total Sources	$120,125,000	100.0%	Total Uses	$120,125,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 111 Livingston Street Loan Combination (as defined below).

(2)	The 111 Livingston Street Loan has a Cut-off Date Balance of $67,000,000 and represents the controlling note A-1 and non-controlling note A-3 of the $120,000,000 111 Livingston Street Loan Combination, which is evidenced by four pari passu notes and was co-originated by Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch. The related companion loans are evidenced by the non-controlling note A-2 ($29,000,000) which is currently held by CGMRC and expected to be contributed to a future commercial mortgage securitization transaction and non-controlling note A-4 ($24,000,000), which is currently held by Deutsche Bank AG, New York Branch and is expected to be contributed to a future commercial mortgage securitization transaction. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

(4)	The tenant improvements and leasing commissions reserve has a cap of $2,000,000.

(5)	Upfront Other reserves include reserves for an economic holdback ($29,490,000), unfunded obligations ($4,705,472), CUNY renewal reserve ($2,250,000) and deferred maintenance ($11,625). Upon satisfaction of the disbursement conditions for the economic holdback described in “—Escrows” below, $1,500,000 of the economic holdback reserve will be deposited into an eligible account to be used solely for approved tenant improvement and leasing commission costs associated with any further renewal or replacement of the New York State Workers’ Compensation Board (“NYS Workers Comp”) lease as further described in “—Escrows” below

■	The Mortgage Loan. The mortgage loan (the “111 Livingston Street Loan”) is part of a loan combination (the “111 Livingston Street Loan Combination”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in an office building, located in Brooklyn, New York (the “111 Livingston Street Property”). The 111 Livingston Street Loan, which is evidenced by the controlling note A-1 (in the amount of $38,000,000 which is being sold to the trust by CGMRC) and non-controlling note A-3 (in the amount of $29,000,000 which is being sold to the trust by GACC), represents a controlling interest in the 111 Livingston Street Loan Combination, had an original aggregate principal balance of $67,000,000 and has an outstanding aggregate principal balance as of the Cut-off Date of $67,000,000. The 111 Livingston Street Loan represents approximately 5.0% of the Initial Pool Balance. The related companion loans had an original aggregate principal balance of $53,000,000, have an outstanding aggregate principal balance as of the Cut-off Date of $53,000,000 and are evidenced by the non-controlling note A-2 (in the amount of $29,000,000), which is held by CGMRC and expected to be contributed to a future securitization transaction and the non-controlling note A-4 (in the amount of $24,000,000), which is held by Deutsche Bank AG, New York Branch and expected to be contributed to a future securitization transaction. The 111 Livingston Street Loan Combination, which accrues interest at an interest rate of 4.73000% per annum, was co-originated by Citigroup Global Markets Realty Corp. and Deutsche Bank AG, New York Branch on January 5, 2017, had an original principal balance of $120,000,000 and has an outstanding principal balance as of the Cut-off Date of $120,000,000. The proceeds of the 111 Livingston Street Loan Combination were primarily used to retire the existing debt of the 111 Livingston Street Property, fund reserves, pay origination costs and return equity to the borrower sponsors.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

103

LOAN #7: 111 Livingston Street

The 111 Livingston Street Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 111 Livingston Street Loan requires interest only payments on each due date. The scheduled maturity date of the 111 Livingston Street Loan is the due date in January 2027. At any time after the earlier of the third anniversary of the origination of the 111 Livingston Street Loan Combination and the second anniversary of the securitization of the last portion of the 111 Livingston Street Loan Combination, the 111 Livingston Street Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the 111 Livingston Street Loan documents. Voluntary prepayment of the 111 Livingston Street Loan is permitted on or after the due date occurring in October 2026 without payment of any prepayment premium.

■	The Mortgaged Property. The 111 Livingston Street Property is a 22-story, Class A, multi-tenanted office building totaling 434,000 SF of NRA, on a 0.75-acre site, in Downtown Brooklyn, New York. The improvements were built in 1969 and last renovated in 2001. The 111 Livingston Street Property has a subterranean garage containing 250 parking spaces for a parking ratio of 0.6 per 1,000 square feet. The 111 Livingston Street Property is adjacent to the Brooklyn Law School to the north, residential multifamily to the south and west and high rise condominiums and office and mixed retail/commercial to the east.

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 111 Livingston Street Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extensions Options
The Legal Aid Society	NR / NR / NR	111,900	25.8%	$4,140,300	24.6%	$37.00	10/31/2037	1, 5-year option
NYS Office of Assistance	NR / Aa1 / AA+	121,545	28.0	3,821,877	22.7	$31.44	5/31/2020	1, 5-year option
NYS Workers Comp	NR / Aa1 / AA+	50,225	11.6	2,260,125	13.4	$45.00	MTM	NA
Brooklyn Law School(3)	NR / Baa1 / BBB	41,000	9.4	2,091,000	12.4	$51.00	1/31/2032	1, 15-year option
City University of NY	NR / Aa1 / AA+	45,000	10.4	1,828,452	10.9	$40.63	8/31/2017	NA
Livingston Street Parking(4)	NR / NR / NR	0	0.0	1,018,267	6.0	$0.00	1/31/2032	NA
Northrop Grumman	BBB+ / Baa2 / BBB+	20,500	4.7	999,375	5.9	$48.75	7/31/2021	1, 5-year option
Pasternack Law Firm	NR / NR / NR	3,391	0.8	243,453	1.4	$71.79	5/31/2019	NA
Theracare	NR / NR / NR	4,300	1.0	147,879	0.9	$34.39	5/31/2017	NA
Berkman Law	NR / NR / NR	4,125	1.0	138,476	0.8	$33.57	10/31/2018	NA
Ten Largest Owned Tenants		401,986	92.6%	$16,689,205	99.1%	$41.52
Remaining Owned Tenants		21,744	5.0	159,252	0.9	$7.32
Vacant Spaces (Owned Space)		10,270	2.4	0	0.0	$0.00
Total / Wtd. Avg. All Owned Tenants		434,000	100.0%	$16,848,456	100.0%	$39.76

(1)	Based on the underwritten rent roll dated November 1, 2016.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Brooklyn Law School has yet to take full occupancy at the 111 Livingston Street Property. At origination, Brooklyn Law School had taken possession of its space on the 21st floor and is expected to take occupancy of its space on the 20th floor on February 1, 2017.

(4)	Livingston Street Parking operates a public parking garage and a rental car facility in the basement of the 111 Livingston Street Property. There is 0 SF attributed to the Livingston Street Parking tenant but it is currently responsible for annual rent of $1,018,267 through January 31, 2017. Livingston Street Parking has executed a 15-year lease extension commencing on February 1, 2017 which requires annual rent of $1,300,000 through January 31, 2032.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

104

LOAN #7: 111 Livingston Street

The following table presents certain information relating to the lease rollover schedule at the 111 Livingston Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	67,094	15.5%	15.5%	$2,260,125	13.4%	$33.69	3
2017	49,300	11.4	26.8%	1,976,332	11.7	$40.09	2
2018	4,125	1.0	27.8%	138,476	0.8	$33.57	1
2019	5,891	1.4	29.1%	326,661	1.9	$55.45	2
2020	121,545	28.0	57.1%	3,821,877	22.7	$31.44	1
2021	22,875	5.3	62.4%	1,075,419	6.4	$47.01	2
2022	0	0.0	62.4%	0	0.0	$0.00	0
2023	0	0.0	62.4%	0	0.0	$0.00	0
2024	0	0.0	62.4%	0	0.0	$0.00	0
2025	0	0.0	62.4%	0	0.0	$0.00	0
2026	0	0.0	62.4%	0	0.0	$0.00	0
2027	0	0.0	62.4%	0	0.0	$0.00	0
2028 & Thereafter	152,900	35.2	97.6%	7,249,567	43.0	$47.41	3
Vacant	10,270	2.4	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	434,000	100.0%		$16,848,456	100.0%	$39.76	14

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The following table presents certain information relating to historical leasing at the 111 Livingston Street Property:

Historical Leased %(1)

	2013	2014	2015	As of 11/1/2016(2)
Owned Space	100.0%	100.0%	100.0%	97.6%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the indicated year unless otherwise specified.

(2)	Based on the underwritten rent roll dated November 1, 2016.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 111 Livingston Street Property:

Cash Flow Analysis

	2013	2014	2015	TTM 9/30/2016	Underwritten(1)	Underwritten $ per SF(2)
Base Rent	$13,920,390	$14,121,372	$14,328,989	$15,141,153	$16,848,456	$38.82
Contractual Rent Steps	0	0	0	0	590,764	1.36
Gross Up Vacancy	0	0	0	0	513,500	1.18
Reimbursements	1,977,212	2,044,084	3,178,069	2,619,737	1,779,361	4.10
Other Income	0	0	0	0	59,237	0.14
Gross Revenue	$15,897,602	$16,165,456	$17,507,058	$17,760,890	$19,791,319	$45.60
Vacancy & Credit Loss	0	0	0	0	(989,566)	(2.28)
Effective Gross Income	$15,897,602	$16,165,456	$17,507,058	$17,760,890	$18,801,753	$43.32

Real Estate Taxes	$2,594,011	$2,807,786	$3,234,800	$3,239,480	$3,384,953	7.80
Insurance	192,127	168,689	247,840	199,784	201,535	0.46
Management Fee	372,476	418,639	469,992	420,379	564,053	1.30
Other Operating Expenses	4,153,157	4,649,695	4,491,871	4,606,068	4,887,900	11.26
Total Operating Expenses	$7,311,771	$8,044,809	$8,444,503	$8,465,711	$9,038,441	$20.83

Net Operating Income	$8,585,831	$8,120,648	$9,062,555	$9,295,180	$9,763,312	$22.50
TI/LC	0	0	0	0	710,011	1.64
Capital Expenditures	0	0	0	0	86,800	0.20
Net Cash Flow	$8,585,831	$8,120,648	$9,062,555	$9,295,180	$8,966,501	$20.66

Occupancy	100.0%	100.0%	100.0%	97.6%	95.0%
NOI Debt Yield	7.2%	6.8%	7.6%	7.7%	8.1%
NCF DSCR	1.49x	1.41x	1.57x	1.62x	1.56x

(1)	Underwritten Base Rent includes contractual rent increases (totaling $290,140) through August 1, 2017 and the present value of scheduled rent increases (totaling $300,624) through the end of the lease terms for credit tenants.

(2)	Based on the owned space at the 111 Livingston Street Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

105

LOAN #7: 111 Livingston Street

■	Appraisal. According to the appraisal, the 111 Livingston Street Property had an “as-is” appraised value of $219,000,000 as of October 26, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$210,000,000	N/A	4.75%
Discounted Cash Flow Approach	$219,000,000	6.50%	5.25%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated November 1, 2016, there are no recognized environmental conditions or recommendations for further action at the 111 Livingston Street Property except for the continued implementation of an asbestos O&M plan.

■	Market Overview and Competition. The 111 Livingston Street Property occupies a corner lot fronting the north side of Livingston Street and the west side of Boerum Place. The City University of New York, Brooklyn Law School, Long Island University, Borough Hall, Brooklyn Historical Society, the Rotunda Gallery and the New York Transit Museum are all located within the 111 Livingston Street Property’s neighborhood. There are numerous subway lines and bus stops within blocks of the 111 Livingston Street Property. The area benefits from its strong transportation attributes, which increase the demand for office and residential space. Major transportation routes that are nearby include I-278 and I-495, Boerum Place/Brooklyn Bridge Boulevard and Court Street/Cadman Plaza West, both primary arterials, and the commercial corridors including Flatbush and Atlantic Avenues. Public transportation is well-located near the 111 Livingston Street Property with Borough Hall and Jay Street Metrotech Stations, both situated within two blocks of the 111 Livingston Street Property; they provide access to the 2, 3, 4, 5, A, C, F, and R trains.

As of 2014, Brooklyn had 2.62 million residents, making it New York State’s largest county. Since the introduction of significant public initiatives and rezoning in 2004, this area experienced significant redevelopment of commercial and residential space. Between 2006 and 2014 Brooklyn gained more than 186,000 net new residents. Brooklyn’s population growth has outpaced the rest of the city, state, and country by a significant margin. Brooklyn’s population growth rate between 2006 and 2014 was more than twice the rate of growth of the state of New York. Employment in Brooklyn grew by approximately 28 percent between 2000 and 2014 - outperforming both the City and State - led by the healthcare, education, retail trade, tourism, and entertainment industries. According to the appraisal, the 2015 population within a 0.25-, 0.50- and 0.75-mile radius of the 111 Livingston Street Property was 9,150, 41,000 and 83,764, respectively. The estimated 2015 average household income within a 0.25-, 0.50- and 0.75-mile radius of the 111 Livingston Street Property was $144,579, $134,763 and $128,033, respectively. The 111 Livingston Street Property is located in the Downtown Brooklyn Office submarket. According to a third party report as of the second quarter of 2016, the Downtown Brooklyn Office submarket is comprised of over 22.6 million SF of inventory with a 6.0% vacancy rate and average asking rent of $43.23 per SF.

The following table presents certain information relating to the primary competition for the 111 Livingston Street Property:

Competitive Set(1)

	111 Livingston Street Property (Subject)	Montague Court	One Pierrepont Plaza	Montague Court	One Pierrepont Plaza	One Metrotech Center	Montague Pavilion Condominium
Distance of subject	--	0.2 miles	0.3 miles	0.2 miles	0.3 miles	0.2 miles	0.2 miles
Year Built	1969	1928	1988	1928	1988	1991	1945
SF	434,000	317,625	711,000	317,625	711,000	933,000	322,000
Total Occupancy	97.6%(2)	97.9%	98.2%	97.9%	98.2%	94.9%	94.1%
Tenant	--	Sheet Metal Industry	Dime Savings Bank	Maker’s Row	Graham Windham	Robert Half International	Dept. of Citywide Administrative
Base Rent	$29.81 – $72.39 (2)	$50.00	$48.00	$50.00	$40.00	$50.00	$37.63

(1)	Source: Appraisal.

(2)	Per underwritten rent roll dated November 1, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: 111 Livingston Street

■	The Borrower. The borrowing entity, 111 Livingston LLC, is owned by 111 Manager LLC, The Leser Group Ltd., Harry Gold 2012 Family Trust, Schachter PP, L.P., Chaskel Rubin, and Louis Stahl. 111 Manager LLC, the borrower manager, is 60.0% owned by Abraham Leser and 40.0% owned by Louis Stahl. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 111 Livingston Street Loan. Guarantors for the 111 Livingston Street Loan are Abraham Leser, Edith Leser, Harry Gold, and Robert Schachter, on a joint and several basis. The Leser Group is a New York City-based real estate development and property management firm founded by Abraham Leser. The Leser Group was founded by Abraham Leser in 1969 and currently manages a portfolio of over 2.0 million square feet throughout New York, Philadelphia and Connecticut, the majority of which are office properties.

■	Escrows. On the origination date of the 111 Livingston Street Loan, the borrower funded a reserve of (i) $296,183 for real estate taxes, (ii) $29,490,000 for an economic holdback reserve, (iii) $4,705,472 for an unfunded obligations reserve, (iv) $2,250,000 for the renewal or replacement of a lease at the 111 Livingston Street Property with the City University of New York and (v) $11,625 for deferred maintenance. The economic holdback will be released upon the satisfaction of conditions including execution of a 2-year extension of the lease with NYS Workers Comp and the debt yield being equal to or greater than 7.0%, provided that $1,500,000 of the economic holdback reserve funds will be maintained in reserve in connection with the subsequent renewal or replacement of the lease with NYS Workers Comp.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, initially estimated to be $296,183, (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, provided that insurance is not covered under an acceptable blanket policy, (iii) $7,233 for replacement reserves and (iv) $36,167 for tenant improvements and leasing commissions capped (with replenishment) at $2,000,000.

■	Lockbox and Cash Management. The 111 Livingston Street Loan Combination requires a lender-controlled hard lockbox account, which is already in place, and into which the borrower and property manager direct all tenants to directly pay rents. The 111 Livingston Street Loan documents also require the borrower or property manager to deposit into the lockbox account no later than two business days after receipt all rents and other revenue of any kind from the 111 Livingston Street Property received by the borrower or the property manager. All funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed to pay debt service and fund reserves, after which (x) to the extent a 111 Livingston Street Trigger Period (as defined below) has occurred and is ongoing, all excess cash flow is required to be held as additional collateral for the 111 Livingston Street Loan Combination, and (y) to the extent no 111 Livingston Street Trigger Period is continuing, all excess cash flow will be disbursed to the borrower. Upon an event of default under the 111 Livingston Street Loan documents, the lender may apply funds to amounts payable under the 111 Livingston Street Loan Combination in the order of priority it determines.

A “111 Livingston Street Trigger Period” will commence upon the earlier of (i) the occurrence of an event of default; (ii) the debt service coverage ratio (as calculated in accordance with the 111 Livingston Street Loan documents) being less than 1.30x; or (iii) the occurrence of a 111 Livingston Street Specified Tenant Trigger Period (as defined below). A 111 Livingston Street Trigger Period will expire, with regard to clause (i), upon the cure of such event of default, if applicable; with regard to clause (ii), upon the debt service coverage ratio equaling or exceeding 1.35x for two consecutive calendar quarters; and with respect to clause (iii), upon the 111 Livingston Street Specified Tenant Trigger Period ceasing to exist in accordance with the terms of the 111 Livingston Street Loan documents.

A “111 Livingston Street Specified Tenant Trigger Period” means a period (a) commencing upon the first to occur of (i) The Legal Aid Society or any future tenant of The Legal Aid Society’s premises (collectively, “Legal Aid Society”) or Office of Temporary and Disability Services or any future tenant of Office of Temporary and Disability Service’s premises (collectively, “OTDA”) being in default under its lease beyond applicable notice and cure periods, (ii) Legal Aid Society or OTDA providing notice that it is terminating its lease for all or any portion of its premises such that the remaining space following such termination will be less than 85% of the square footage demised to the applicable tenant as of the closing date of the 111 Livingston Street Loan Combination, (iii) any termination, cancellation or failure to be in full force and effect (including rejection in a bankruptcy or insolvency proceeding) of the Legal Aid Society or OTDA lease, (iv) any bankruptcy or similar insolvency of Legal Aid Society or OTDA, and (v) Legal Aid Society or OTDA failing to extend or renew the applicable lease for the Legal Aid Society or OTDA space on or prior to the earlier of (x) twelve months before expiration and (y) the date on which notice must be given to the lessor to exercise the applicable extension option (provided, however, no 111 Livingston Street Specified Tenant

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: 111 Livingston Street

Trigger Period relating to the OTDA lease is deemed to exist solely with respect to this clause (v) during any period that the Collateral Cure Conditions (as defined below) are satisfied); and (b) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence (including an estoppel certificate) of (1) the matter giving rise to the 111 Livingston Street Specified Tenant Trigger Period has been cured or corrected in accordance with the terms of the 111 Livingston Street Loan documents or (2) the borrower re-leasing 50% or more of the space that was demised pursuant to the applicable tenant’s lease to a new tenant pursuant to a lease entered into in accordance with the applicable terms and conditions under the 111 Livingston Street Loan documents which provides rental terms equal to or greater than the rental terms set forth in the lease being replaced and such replacement tenant is in physical occupancy of the applicable premises, open for business, and paying full, unabated rent under its lease, and any landlord work obligations and free rent periods have been completed or expired.

“Collateral Cure Conditions” are deemed to exist upon satisfaction of the following by the borrower: the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit in form and substance that complies with the terms of the 111 Livingston Street Loan agreement which, in either case, serves as additional collateral for the 111 Livingston Street Loan Combination, in an amount equal to the amount that the lender anticipates (in its good faith reasonable discretion) that it would collect in the excess cash flow account during the period commencing with the date of calculation and ending on the date that the OTDA lease is scheduled to expire (which calculation assumes that OTDA and all other tenants at the 111 Livingston Street Property continue to make their rental payments during said period).

■	Property Management. The 111 Livingston Street Property is managed by 111 Property Manager LLC, an affiliate of the borrower sponsor. The lender has the right to, or to direct the borrower to, terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in an involuntary bankruptcy action or proceeding that is not dismissed within 90 days or any voluntary bankruptcy proceeding; (ii) a 111 Livingston Street Trigger Period has occurred and is continuing under the 111 Livingston Street Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager has occurred and is continuing under the property management agreement after the expiration of all applicable notice and cure periods. The borrower has the right to replace the property manager, provided no event of default is continuing under the 111 Livingston Street Loan documents, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation).

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Leasehold Condominium. The tenant Brooklyn Law School (“BLS”) has the right under the BLS lease to impose a leasehold condominium structure onto the 111 Livingston Street Property in order to take advantage of a potential real estate tax exemption. Upon the request of BLS, which must be made during the first 5 years of its lease, the borrower will ground lease its fee interest in the 111 Livingston Street Property to a newly formed special purpose subsidiary of the borrower (the “Declarant”) for a term of between 30 and 31 years and the Declarant will impose a condominium regime upon its leasehold interest in the 111 Livingston Street Property. The Declarant will own all of the leasehold condominium units upon the consummation of the conversion of its leasehold interest into a leasehold condominium. At the lender’s option, the Declarant will become a co-borrower pursuant to the 111 Livingston Street Loan documents and, consequently, the lien of the security instrument will be spread to encumber each of the leasehold condominium units. The leasehold condominium unit covering the premises granted to BLS pursuant to its lease (the “BLS Unit”) will be purchased by BLS pursuant to a purchase and sale agreement providing for a deferred purchase price, the cash flow of which would mirror the lease payments contemplated by the BLS lease (except that such payments will exclude the portion of BLS’s lease payments attributable to real estate taxes that will be abated under BLS’s real estate tax exemption with respect to the BLS Unit), and the BLS lease would terminate and the BLS Unit will be released from the lien of the related mortgage securing the 111 Livingston Street Loan Combination. The obligation of BLS to make the deferred purchase price payments will be secured by a purchase money mortgage in favor of the Declarant that will be collaterally assigned to the lender by the Declarant. The lender has agreed that it will not unreasonably withhold its consent to the foregoing actions (collectively, the “Leasehold Condominium Conversion”) provided certain conditions set forth in the 111 Livingston Street Loan documents are satisfied, which include, among other requirements, (i) delivery of rating agency confirmations, (ii) the leasehold condominium conversion and related documents and transactions comply with REMIC requirements and the borrower delivers a REMIC opinion confirming the same and (iii) all documents relating to the Leasehold Condominium Conversion are in form and substance reasonably acceptable to the lender.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: 111 Livingston Street

■	Release of Collateral. Not permitted, except as indicated above under “—Leasehold Condominium”.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the 111 Livingston Street Property, plus a business interruption insurance policy that provides 24 months of business interruption coverage with an additional 12-month extended period of indemnity, with no deductible in excess of $10,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

109

LOAN #8: HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

LOAN #8: HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

LOAN #8: HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

Diamond Head Apartments
Bus & Tour Transportation
Post Office Business Center & Package Center
Camp Penguin
DIAMOND HEAD TOWER
ALI'I TOWER
Concierge Desk
Port Waikiki Cruises
Port Hilton
PACIFIC OCEAN
TAPA TOWER
TAPA CONFERENCE CENTER
(2nd floor)
• Honolulu Suite
• Iolani Suite
• Tapa Ballrooms
ATM
Tapa Mini Mart
Car Rental
Activities Desk
TAPA POOL
Ocean Crystal Chapel
VILLAGE GREEN
SUPER POOL
Pool Stand
Atlantis Adventures
Activities Desk
Concierge Desk
Manager on Duty
Front Desk
ATM
MAIN LOBBY
RAINBOW TOWER
Concierge Desk
Rainbow Drive
Kālia Road
RAINBOW BAZAAR
Valet and Taxi
Beach Stand
KĀLIA TOWER
Concierge Desk
KĀLIA EXECUTIVE CONFERENCE CENTER
Parking Elevators
MID-PACIFIC CONFERENCE CENTER
• Coral Ballroom
• Coral Lounge
• Nautilus Suite
• Sea Pearl Suite
• South Pacific Ballroom
• South Pacific Boardroom
GREAT LAWN
DUKE KAHANAMOKU LAGOON
LAGOON TOWER
Concierge Desk
Pool Stand
GRAND WAIKIKIAN
Concierge Desk
PARADISE POOL
White Beach Chapel
Ala Moana Blvd
Kahanamoku Street

Pina Hawaii	1	Round Table Pizza	8	ABC Discount Store	15	Kona Mountain Coffee	22	Tropical Wear	29	Moana Quilts	36
Tropics Bar & Grill	2	DQ Orange Julius	9	Acionia (new location)	16	Maxim Jewelry	23	Blue Ginger	30	Aloha Ukulele	37
Benihana of Tokyo	3	Kariza	10	Crazy Shirts	17	Na Hoku	24	LeSportsac	31	Mandara Spa	38
CJ's New York Style Delicatessen	4	Lamonts & Whalers General Store	11	Elephant Walk	18	Pacific Harley Davidson	25	Oro Gold Cosmetics	32	Maui Clothing Company	39
Fresco Restaurant (2nd Floor)	5	Leon of Copenhagen	12	Gifts of Hawaii-Courtyard Café	19	The Pearl Factory	26	Boutique Sharon	33	Lani International Lounge	40
Hatsuhana Hawaii	6	Rainbow Fashion & Boutique	13	Honolua Surf Boys & Men	20	Poseidon Jewelry	27	Crazy Fish	34		
Lappert's Aloha Ice Cream	7	Xerox Business Center	14	Honolulu Cookie Company	21	Tori Richard	28	Maui Divers Luxury Collection	35

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

LOAN #8: HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

MAP © 2016 CARTIFACT
DATA © OSM CONTRIBUTORS
Honolulu
McCully - Moiliili
Honolulu Stadium State Park
Ala Wai Park
Honolulu City Ala Wai Golf
Ala Wai Canal
Ala Wai Canal
Ala Wai Small Canal
Waikiki
Fort DeRussy
Kahanamoku Lagoon
Kahanamoku Beach
Fort DeRussy Beach
Waikiki Beach
Mamala Bay
Hilton Hawaiian Village
Waikiki Beach Resort
2005 Kalia Road
Honolulu, HI 96815
OAHU
Wahiawa
Mililani
Pearl City
Kaneohe
Kailua
Ewa Beach
Honolulu
Kapolei
Waimanalo
HONOLULU INTERNATIONAL AIRPORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

113

LOAN #8: HILTON HAWAIIAN VILLAGE WAIKIKI BEACH RESORT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Honolulu, Hawaii	Cut-off Date Balance(2)		$60,000,000
Property Type	Hospitality	Cut-off Date Balance per Room(1)		$243,566.43
Size (Rooms)	2,860	Percentage of Initial Pool Balance		4.5%
Total TTM Occupancy as of 9/30/2016	94.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 9/30/2016	94.6%	Type of Security		Fee Simple / Leasehold
Year Built / Latest Renovation	1961 / 2016	Mortgage Rate		4.19950%
Appraised Value	$2,230,000,000	Original Term to Maturity (Months)		120
Appraisal Date	8/30/2016	Original Amortization Term (Months)		NAP
Borrower Sponsor	Park Intermediate Holdings LLC	Original Interest Only Period (Months)		120
Property Management	Hilton Management LLC	First Payment Date		12/1/2016
		Maturity Date		11/1/2026

Underwritten Revenues	$374,437,742
Underwritten Expenses	$226,873,258
Underwritten Net Operating Income (NOI)	$147,564,484	Escrows
Underwritten Net Cash Flow (NCF)	$132,586,975		Upfront	Monthly
Cut-off Date LTV Ratio(1)	31.2%	Taxes	$0	$0
Maturity Date LTV Ratio(1)	31.2%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	4.98x / 4.47x	FF&E	$0	$1,248,126
Debt Yield Based on Underwritten NOI / NCF(1)	21.2% / 19.0%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Senior Loan Amount	$696,600,000	54.6%	Loan Payoff	$1,255,912,700	98.5%
Junior Loan Amount	578,400,000	45.4	Principal Equity Distribution(3)	10,621,760	0.8
			Closing Costs	8,465,540	0.7
Total Sources	$1,275,000,000	100.0%	Total Uses	$1,275,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the pari passu senior notes of the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination totaling $696,600,000. The Hilton Hawaiian Village Waikiki Beach Resort Loan Combination is comprised of 16 senior pari passu senior notes with an aggregate original principal balance of $696,600,000 and five junior notes with an aggregate original principal balance of $578,400,000.
(2)	The Cut-off Date Balance of $60,000,000 represents the non-controlling note A-2-B-1 of a $1,275,000,000 loan combination evidenced by 21 pari passu notes: 16 senior notes, which have an aggregate principal balance of $696,600,000 and are evidenced by: (i) the controlling note A-1-A and the non-controlling notes A-1-B, A-1-C, A-1-D and A-1-E, which have an aggregate outstanding principal balance as of the Cut-off Date of $171,600,000 and were contributed to the Hilton USA Trust 2016-HHV securitization transaction, (ii) the non-controlling note A-2-A-1, which has an outstanding principal balance as of the Cut-off Date of $94,000,000 and was contributed to the JPMCC 2016-JP4 securitization transaction, (iii) the non-controlling notes A-2-A-2, A-2-A-3 and A-2-A-4, which have an aggregate outstanding principal balance of $142,250,000, are currently held by JPMorgan Chase Bank, National Association or an affiliate and are expected to be contributed to one or more future securitization transactions, (iv) the non-controlling note A-2-B-2, which has an outstanding principal balance as of the Cut-off Date of $56,625,000, is currently held by Deutsche Bank AG, New York Branch or an affiliate and is expected to be contributed to one or more future securitization transactions, (v) the non-controlling note A-2-B-3, which has an outstanding principal balance as of the Cut-off Date of $56,625,000 and was contributed to the CFCRE 2016-C7 securitization transaction, (vi) the non-controlling notes A-2-D-1 and A-2-D-2, which have an aggregate outstanding principal balance as of the Cut-off Date of $63,000,000 and were contributed to the MSBAM 2016-C32 securitization transaction and (vii) the non-controlling notes A-2-E-1 and A-2-E-2, which have an aggregate outstanding principal balance as of the Cut-off Date of $52,500,000 and were contributed to the WFCM 2016-C37 securitization transaction, and five junior notes which have an aggregate original principal balance of $578,400,000. The principal equity distribution was used to fund any working capital requirements of the Hilton Hawaiian Village Waikiki Beach Resort Property and distribute the balance, if any, to the borrower, which may distribute such amount to its direct or indirect owners.
(3)	The principal equity distribution returned equity to the borrower and thereafter was utilized by affiliates of Park Hotels & Resorts to prepay other outstanding CMBS loans.

■	The Mortgage Loan. The mortgage loan (the “Hilton Hawaiian Village Waikiki Beach Resort Loan”) is part of a loan combination (the “Hilton Hawaiian Village Waikiki Beach Resort Loan Combination”) evidenced by 16 senior pari passu notes and 5 subordinate notes that are together secured by a first mortgage encumbering the borrower’s fee simple and leasehold interest in a 2,860-room full service beachfront resort located in Waikiki, Honolulu on the Island of Oahu, Hawaii (the “Hilton Hawaiian Village Waikiki Beach Resort Property”). The Hilton Hawaiian Village Waikiki Beach Resort Loan, which is evidenced by note A-2-B-1, represents a non-controlling interest in the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination, had an original principal balance of $60,000,000, has an outstanding balance of as of the Cut-off Date of $60,000,000 and represents approximately 4.5% of the Initial Pool Balance. The subordinate companion loans totaling $578,400,000 (collectively, the “Hilton Hawaiian Village Waikiki Beach Resort Junior Companion Loans”) which were contributed to the Hilton USA Trust 2016-HHV transaction and 15 senior companion loans (collectively, the “Hilton Hawaiian Village Waikiki Beach Resort Senior Companion Loans” and, together with the Hilton Hawaiian Village Waikiki Beach Resort Junior Companion Loans, the “Hilton Hawaiian Village Waikiki Beach Resort Companion Loans”). The Hilton Hawaiian Village Waikiki Beach Resort Senior Companion Loans are evidenced by (i) the controlling note A-1-A and the non-controlling notes A-1-B, A-1-C, A-1-D and A-1-E, which have an aggregate outstanding principal balance as of the Cut-off Date of $171,600,000, which were contributed to the Hilton USA Trust 2016-HHV securitization transaction, (ii) the non-controlling note A-2-A-1, which has an outstanding principal balance as of the Cut-off Date of $94,000,000 and was contributed to the JPMCC 2016-JP4 securitization transaction, (iii) the non-controlling notes A-2-A-2, A-2-A-3 and A-2-A-4 which have an aggregate outstanding principal balance of $142,250,000, are currently held by JPMorgan Chase Bank, National Association (“JPMCB”) or an affiliate and are expected to be contributed to one or more future securitization transactions, (iv) the non-controlling note A-2-B-2, which has an outstanding principal balance as of the Cut-off Date of $56,625,000, is currently held by Deutsche Bank AG, New York Branch (“DBNY”) or an affiliate and is expected to be contributed to one or more future securitizations, (v) the non-controlling note A-2-B-3, which has an outstanding principal balance as of the Cut-off Date of $56,625,000 and was contributed to the CFCRE 2016-C7

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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securitization transaction, (vi) the non-controlling notes A-2-D-1 and A-2-D-2, which have an aggregate outstanding principal balance as of the Cut-off Date of $63,000,000 and were contributed to the MSBAM 2016-C32 securitization transaction and (vii) the non-controlling notes A-2-E-1 and A-2-E-2, which have an aggregate outstanding principal balance as of the Cut-off Date of $52,500,000 and were contributed to the WFCM 2016-C37 securitization transaction. The Hilton Hawaiian Village Waikiki Beach Resort Loan Combination, which has an interest rate of 4.19950% per annum, was co-originated by JPMCB, DBNY, Goldman Sachs Mortgage Company, Barclays Bank PLC and Morgan Stanley Bank, N.A. on October 24, 2016. The proceeds of the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination were primarily used to refinance existing debt on the Hilton Hawaiian Village Waikiki Beach Resort Property, pay loan origination costs, and return equity to the borrower, which was thereafter utilized by affiliates of Park Hotels & Resorts Inc. (“Park Hotels & Resorts”) to prepay other outstanding CMBS loans. The Hilton Hawaiian Village Waikiki Beach Resort Loan Combination will be serviced under the Hilton USA Trust 2016-HHV Trust and Servicing Agreement. See “Description of the Mortgage Pool – The Loan Combinations” in the Preliminary Prospectus for more information regarding the co-lender agreement that governs the relative rights of the holders of the Hilton Hawaiian Village Waikiki Beach Resort Loan and the Hilton Hawaiian Village Waikiki Beach Resort Companion Loans.

The Hilton Hawaiian Village Waikiki Beach Resort Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date and is interest only throughout the entire term. The scheduled maturity date of the Hilton Hawaiian Village Waikiki Beach Resort Loan is the due date in November 2026. Provided that no event of default has occurred and is continuing under the Hilton Hawaiian Village Waikiki Beach Resort Loan documents, at any time after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu note to be securitized and (ii) May 1, 2019, the Hilton Hawaiian Village Waikiki Beach Resort Loan may be either (x) defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Hilton Hawaiian Village Waikiki Beach Resort Loan documents or (y) prepaid in full, provided the applicable prepayment is accompanied by payment of the greater of 1% of the amount prepaid or a yield maintenance premium (as described in the Hilton Hawaiian Village Waikiki Beach Resort Loan documents). Provided that no event of default has occurred and is continuing under the Hilton Hawaiian Village Waikiki Beach Resort Loan documents, voluntary prepayment of the Hilton Hawaiian Village Waikiki Beach Resort Loan without a prepayment premium or yield maintenance charge is permitted on or after May 1, 2026.

■	The Mortgaged Property. The Hilton Hawaiian Village Waikiki Beach Resort Property is a 2,860-room full service resort situated on an entire city block overlooking Waikiki Beach on the island of Oahu in Hawaii. The resort was initially constructed by Hilton in 1961 and most recently renovated in 2016. The Hilton Hawaiian Village Waikiki Beach Resort Property is located on 18.95 acres, offers panoramic views of Waikiki Beach, Diamond Head and Downtown Honolulu and is located near attractions such as the Waikiki Beach Walk Shops, Honolulu Convention Center and Ala Wai Golf Course.

The resort is one of Hawaii’s premier urban resort destinations, featuring 2,860 guest rooms spread across five ocean front towers. The Hilton Hawaiian Village Waikiki Beach Resort Property is the only self-contained destination resort in Waikiki and offers the largest guest room inventory in the state of Hawaii and the most meeting space within its competitive set. The resort offers a variety of resort-style amenities and services, including 20 food and beverage outlets, over 150,000 SF of flexible indoor and outdoor function space, three conference centers, five swimming pools, a saltwater lagoon, spa grottos, the Mandara Spa and Fitness Center, a chapel and over 100 retail tenants.

Guest rooms are situated across five ocean front towers: the Ali’i Tower (348 rooms), the Diamond Head Tower (380 rooms) and the three Village Towers, comprised of the Rainbow Tower (796 rooms), Kalia Tower (315 rooms) and the Tapa Tower (1,021 rooms). Each guest room features a private balcony, 27-37” flat-screen televisions with cable, in-room controlled air conditioning, and in-room refrigerators.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Guest Room Mix
Room Type
Resort	829
Partial Ocean View	415
Ocean View	928
Ocean Front	513
Suites	175
Total Guest Rooms	2,860
Kings	1,078
Doubles	1,607
Queen	175

The resort also features approximately 130,489 SF of leased Class A retail and restaurant space, which was 78.5% occupied by over 100 tenants as of September 2016. For the trailing 12-month period ending September 30, 2016, the retail component of the resort generated approximately $20.8 million in retail rental revenue and, net of related expenses, accounted for approximately 13.1% of net cash flow (as estimated by the borrower sponsor), providing diversity to traditional hotel revenue streams. The borrower has the right to obtain the separate release of the retail component of the Hilton Hawaiian Village Waikiki Beach Resort Property or portions thereof, as described below under “Release of Collateral”.

Since 2008, the Hilton Hawaiian Village Waikiki Beach Resort Property has undergone approximately $232.2 million ($81,188 per room) in capital improvements. Most recently, the borrower sponsor invested over $17.9 million towards a comprehensive renovation of the 380-room Diamond Head Tower in 2014. The scope of the hard good upgrades included new FF&E, paint, new door hardware and ADA upgrades. Soft upgrades included renovations to the bathrooms. Additionally, the borrower sponsor spent $20.6 million on a full scale renovation of the Ali’i Tower that was completed in 2012.

The following table presents certain information relating to the 2015 demand analysis with respect to the Hilton Hawaiian Village Waikiki Beach Resort Property based on market segmentation, as provided in the appraisal for the Hilton Hawaiian Village Waikiki Beach Resort Property:

2015 Accommodated Room Night Demand(1)

Property	Wholesale	Transient	Meeting & Group
Hilton Hawaiian Village Waikiki Beach Resort Property	37%	44%	19%

(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Hilton Hawaiian Village Waikiki Beach Resort Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 9/30/2016	Underwritten	Underwritten $ per Room
Room Revenue	$232,345,007	$246,124,088	$237,172,233	$247,711,744	$247,034,700	$86,376
F&B Revenue	56,844,007	62,740,100	70,771,369	69,023,623	68,996,667	24,125
Retail – Store Rentals(2)	19,071,361	20,048,658	20,582,018	20,786,062	19,162,812	6,700
Other Revenue(3)	16,714,514	17,176,781	38,265,602	39,466,009	39,243,564	13,722
Total Revenue	$324,974,888	$346,089,627	$366,791,222	$376,987,438	$374,437,742	$130,922

Room Expense	$55,976,889	$59,766,137	$62,515,991	$64,556,543	$64,380,098	$22,511
Food & Beverage Expense	45,055,100	48,831,676	56,658,889	56,716,914	56,028,348	19,590
Other Expense	7,418,538	7,148,334	7,483,496	6,425,274	6,371,608	2,228
Total Departmental Expense	$108,450,526	$115,746,148	$126,658,376	$127,698,731	$126,780,054	$44,329
Total Undistributed Expense	61,997,168	64,229,329	62,250,540	64,897,454	62,099,714	21,713
Total Management Fees	17,783,281	19,036,711	20,311,371	21,868,482	21,056,417	7,362
Total Fixed Charges	12,780,083	13,373,036	14,161,563	15,550,153	16,937,073	5,922
Total Operating Expenses	$201,011,057	$212,385,223	$223,381,851	$230,014,820	$226,873,258	$79,326

Net Operating Income	$123,963,830	$133,704,404	$143,409,371	$146,972,618	$147,564,484	$51,596
FF&E	12,998,996	13,843,585	14,671,649	15,079,498	14,977,510	5,237
Net Cash Flow	$110,964,835	$119,860,819	$128,737,723	$131,893,120	$132,586,975	$46,359

Occupancy	89.9%	90.7%	94.4%	94.6%	94.6%
NOI Debt Yield(4)	17.8%	19.2%	20.6%	21.1%	21.2%
NCF DSCR(4)	3.74x	4.04x	4.34x	4.45x	4.47x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Retail - Store Rentals is based off of the in-place rent roll as of September 2016 for the leased retail space at the Hilton Hawaiian Village Waikiki Beach Resort Property and includes base rent (with rent steps through November 2017), overage rent and reimbursements for common area maintenance (including insurance), real estate taxes and marketing expense.

(3)	Other Revenue consists of telephone revenue, parking revenue, resort fee (beginning in 2015), recreation revenue, health club revenue, water sports, beach and pool revenue and miscellaneous revenue.

(4)	Debt service coverage ratios and debt yields shown are based on the aggregate balance of the Hilton Hawaiian Village Waikiki Beach Resort Loan and the Hilton Hawaiian Village Waikiki Beach Resort Senior Companion Loans and exclude the Hilton Hawaiian Village Waikiki Beach Resort Junior Companion Loans.

■	Appraisal. According to the appraisal, the Hilton Hawaiian Village Waikiki Beach Resort Property had an “as-is” appraised value of $2,230,000,000 as of August 30, 2016.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$2,230,000,000	N/A	6.2%
Discounted Cash Flow Approach	$2,237,700,000	8.5%	6.5%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated October 17, 2016, there are no recommendations for further action at the Hilton Hawaiian Village Waikiki Beach Resort Property other than the continued implementation of an asbestos operations and maintenance plan and lead paint operations and maintenance plan.

■	Market Overview and Competition. The Hilton Hawaiian Village Waikiki Beach Resort Property is located on the island of Oahu in the Honolulu market and the Waikiki submarket. The island of Oahu serves as an economic center of the Hawaiian Islands. Oahu is a tourist destination offering many cultural venues, golf courses, restaurants, retail and recreational attractions.

According to the appraisal, Honolulu comprises a strong lodging market in Oahu and among all of the eight Hawaiian islands, a status attributable to a temperate year-round climate, popularity as one of the leading leisure destinations of Hawaii, strong visitor infrastructure and high barriers to new supply. Honolulu encompasses more than 24,000 guest rooms in 74 properties and, between 2009 and 2015, consistently achieved occupancy rates in the mid 70% to 80% range, never dropping below 74%. During this same period, RevPAR in Honolulu increased at an average annual rate of 9.5%, ending 2015 at $190, and the average daily rate achieved a premium of $69 over 2009. The market’s

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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RevPAR in 2009, which represented the trough during the economic downturn, reflects a 14.6% decline relative to 2007.

According to a state government tourism authority, approximately 5.3 million tourists, or 62.4% of Hawaii’s total air tourists, visited the island of Oahu in 2015, making it the most popular destination of the Hawaii islands. Additionally, visitor expenditures in Oahu totaled $7.4 billion, which represents 49.3% of total expenditures by air visitors to Hawaii in 2015.

The appraisal identified two hotels either recently opened or currently under construction in the Waikiki submarket that are expected to have some degree of competitive interaction with the Hilton Hawaiian Village Property. The 623-room Hilton Garden Inn (Ohana Waikiki West Redevelopment) opened in June 2016, while the 230-room boutique Hyatt Centric (Waikiki Trade Center Redevelopment) is expected to open in March 2017. Though offered at a competitive price-point with national brand affiliations, the appraisal notes that both options are non-beachfront locations with select-service product offerings.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Hilton Hawaiian Village Waikiki Beach Resort Property and its competitive set, as provided in a travel research report for the Hilton Hawaiian Village Waikiki Beach Resort Property:

Historical Statistics(1)

	Hilton Hawaiian Village Waikiki Beach Resort Property			Competitive Set(2)			Penetration
	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016
Occupancy	90.3%	93.1%	94.6%	87.9%	86.6%	89.9%	102.7%	107.4%	105.3%
ADR	$236.62	$236.03	$250.09	$249.55	$255.18	$259.08	94.8%	92.5%	96.5%
RevPAR	$213.70	$219.67	$236.65	$219.41	$221.08	$232.92	97.4%	99.4%	101.6%

(1)	Source: September 2016 travel research report.

(2)	The competitive set consists of the Sheraton Hotel Waikiki, Sheraton Hotel Princess Kaiulani, Moana Surfrider Westin Resort & Spa, Hyatt Regency Waikiki Resort & Spa, Outrigger Waikiki Beach Resort, Outrigger Reef Waikiki Beach Resort and the Marriott Waikiki Beach Resort & Spa.

Hilton Hawaiian Village Waikiki Beach Resort Property Competitive Set(1)

Property	Number of Rooms	Year Built
Hilton Hawaiian Village Waikiki Beach Resort	2,860	1961
Sheraton Waikiki	1,636	1971
Marriott Waikiki Beach Resort & Spa	1,310	1971
Hyatt Regency Waikiki Beach Resort & Spa	1,230	1976
Moana Surfrider Westin Resort & Spa	791	1901-1969
Total(2)	4,967

(1)	Source: Appraisal

(2)	Total excludes the Hilton Hawaiian Village Waikiki Beach Resort Property.

■	The Borrower. The borrower is Hilton Hawaiian Village LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Hawaiian Village Waikiki Beach Resort Loan. The non-recourse carve-out guarantor is Park Intermediate Holdings LLC, a wholly owned subsidiary of Park Hotels & Resorts, provided that any related recourse liability is subject to a cap of 10% of the then outstanding principal balance of the Hilton Hawaiian Village Waikiki Beach Resort Loan plus any reasonable third party collection costs actually incurred by lender. In addition, Park Intermediate Holdings LLC is not a party to the environmental indemnity, and in lieu of such indemnity, the borrower obtained environmental insurance.

Park Hotels & Resorts is the subject of one of two spin-offs announced by Hilton Worldwide Holdings Inc. (“Hilton”). On February 26, 2016, Hilton announced plans to separate into three independent, publicly traded companies: Park Hotels & Resorts Inc. (NYSE: PK), Hilton Grand Vacations Inc. (NYSE: HGV) and Hilton (NYSE: HLT). The restructuring was completed in January 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The property management agreement is with Hilton Management LLC and became effective upon the restructuring and expires on December 31 of the 30th full operating year following the date of the restructuring.

■	Escrows. No upfront reserves were taken at origination for the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination. On each due date, the borrower is required to fund the following reserves with respect to the Hilton Hawaiian Village Waikiki Beach Resort Loan: (i) 4.0% of gross income for the calendar month that is two months prior to such payment date (however, such deposits are required to be waived if the property manager is making deposits into a manager reserve account for the Hilton Hawaiian Village Waikiki Beach Resort Property for the payment of replacements in accordance with the provisions of the management agreement) and (ii) during the occurrence of a Low Debt Yield Trigger (as defined below) or if an event of default is continuing, one-twelfth of the estimated annual real estate taxes and insurance premiums, unless such amounts are held in reserve by the property manager. However, provided that no event of default has occurred and is continuing, the requirement to deposit the monthly amount for insurance premiums is waived so long as the borrower is insured under an acceptable blanket policy.

■	Lockbox and Cash Management. The Hilton Hawaiian Village Waikiki Beach Resort Loan Combination is structured with a hard lockbox and in-place cash management. All rents and other payments are required to be deposited directly into segregated property accounts maintained by the borrower and, after the restructuring, the operating lessee, as applicable, and controlled by the lender. All revenues in the property accounts (less any property account charges and any required minimum peg balance) are required to be transferred on each business day to operating accounts maintained by the borrower and, after the restructuring, operating lessee, as applicable, and controlled by the lender. Funds on deposit in the operating accounts are required to be disbursed in accordance with the Hilton Hawaiian Village Waikiki Beach Resort Loan documents for payments required under the management agreement. On a monthly basis, all remaining funds on deposit in the operating accounts are required to be deposited into a lender controlled cash management account and held as additional collateral for the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination. So long as no event of default or Low Debt Yield Trigger (as defined below) is continuing, all funds in the cash management account are required to be released to operating lessee and/or the borrower, as applicable, not later than the business day immediately following the date such funds are deposited by the property manager. Upon the occurrence of an event of default or a Low Debt Yield Trigger, all funds in the cash management account are required to be deposited into the lender controlled excess cash account and applied as provided in the Hilton Hawaiian Village Waikiki Beach Resort Loan documents. The borrower and/or the operating lessee, as applicable, has granted a security interest in the manager replacement reserve account, the operating account and the property accounts (and the property manager has consented to the same); provided, that such amounts on deposit in the such accounts will be available for use by the property manager in accordance with the management agreement following an event of default and the lender may not apply such amounts on deposit in such accounts to the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination. Upon consummation of the restructuring, the cash management structure will become bifurcated to account for the operating lease structure.

A “Low Debt Yield Trigger” will commence upon the debt yield falling below 7.0% for two consecutive quarters. A Low Debt Yield Trigger will cease and all funds held by the lender will be released to operating lessee and/or the borrower, as applicable, if (i) no event of default is continuing and (ii) the debt yield exceeds 7.00% for two consecutive quarters.

Following the lockout period, the borrower is permitted to prepay the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination in part to cure a Low Debt Trigger Period, which is required to be accompanied by the applicable yield maintenance premium if prior to the open period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Hilton Hawaiian Village Waikiki Beach Resort Property is managed by Hilton Management LLC, an affiliate of the borrower. Upon consummation of the restructuring, the borrower is required to deliver a substitute management agreement with Hilton Management LLC. The property manager is not expected to be affiliated with the borrower after the restructuring.

■	Current Mezzanine or Secured Subordinate Indebtedness. The Hilton Hawaiian Village Waikiki Beach Resort Loan includes junior notes, with an aggregate principal balance of $578.4 million. The junior notes are coterminous with the senior notes and accrue interest at a rate of 4.19950%. The senior notes are generally senior in right of payment to the junior notes.

■	Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Condominium. The portion of the Hilton Hawaiian Village Waikiki Beach Resort Property known as Kalia Tower is a condominium building in which the borrower owns 14 hotel condominium units (on floors 5-11 and 19-25). The remaining floors consist of six timeshare units that are not part of the collateral for the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination, but there are several agreements in place governing shared use of common facilities. The borrower controls the condominium board and is responsible for maintenance of the Kalia Tower.

■	Ground Lease. The borrower has a leasehold interest in approximately 5,900 SF that contains a small apartment building with 45 rental units pursuant to a ground lease that expires on July 31, 2035. The ground lease currently requires monthly rent of approximately $12,762 from August 1, 2016 through July 31, 2017, on which date the annual monthly payment will increase by 3% each year through 2035.

■	Release of Collateral. The Hilton Hawaiian Village Waikiki Beach Resort Loan documents permit, after the expiration of the lockout period, the release from the lien of the mortgage of a portion of the Hilton Hawaiian Village Waikiki Beach Resort Property (the “Taran Outparcel”), provided, among other things, the borrower pays a release price of $2,500,000 together with the applicable yield maintenance premium.

In addition, the Hilton Hawaiian Village Waikiki Beach Resort Loan documents permit, after the expiration of the lockout period, the release of retail and other parcels at the Hilton Hawaiian Village Waikiki Beach Resort Property provided, among other things the release does not materially and adversely affect the ongoing operations of the Hilton Hawaiian Village Waikiki Beach Resort Property (other than the lost income associated with the parcels being released) and the borrower pays a release price equal to the product of, (1) with respect to the release of any retail parcels (which are identified in the loan documents) (a) 110% and (b) the product of (i) the greater of (A) 100% of the difference in value of the Hilton Hawaiian Village Waikiki Beach Resort Property including the release parcel and excluding the release parcel (based on a new appraisal) or (B) the net sales proceeds and (ii) 57.2%, together with the applicable yield maintenance premium and (2) with respect to the release of any other parcels (excluding the Taran Outparcel and excluding any identified retail parcels), (a) 110% and (b) the product of (i) 100% of difference in value of the Hilton Hawaiian Village Waikiki Beach Resort Property including the release parcel and excluding the release parcel (based on a new appraisal) and (ii) 57.2%, together with the applicable yield maintenance premium.

With respect to each partial release described above, the borrower is not required to pay a yield maintenance premium during the open period for the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination. In addition, in the event that after any partial release contemplated above, the loan to value ratio for the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination is greater than 125%, such release will not be permitted unless the borrower pays down the Hilton Hawaiian Village Waikiki Beach Resort Loan Combination in accordance with the loan documents or the lender receives an opinion of counsel that the issuing entity will not fail to maintain its status as a REMIC as a result of the release.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. The borrower is required to obtain an all risk insurance policy which includes insurance for acts of terrorism in an amount equal to the lesser of (1) 100% of the full replacement cost and (2) the amount otherwise required for such insurance, which is the lesser of (x) actual replacement value and (y) $1,300,000,000 per occurrence, and is also required to obtain business income insurance for a 24 month period of indemnity, which includes insurance against acts of terrorism, in each case to the extent such insurance is commercially available (provided that such all risk and business income insurance is subject to a cap equal to the lesser of $1,275,000,000 and the amount of the all risk coverage described above); provided, that if the Terrorism Risk Insurance Program Reauthorization Act of 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time) (“TRIPRA”) is in effect, and continues to cover both foreign and domestic acts of terrorism, the lender is required to accept terrorism insurance with coverage against “covered acts” within the meaning of TRIPRA. If TRIPRA is not in effect or is modified, which results in a material increase in terrorism insurance premiums or there is a disruption in the terrorism insurance marketplace as the result of a terrorism event which results in a material increase in terrorism insurance premiums for properties located in the United States, the borrower will be required to carry terrorism insurance provided that it is commercially available, however the borrower is not required to pay insurance premiums with respect to such terrorism insurance in excess of the Terrorism Cap (defined below).

The “Terrorism Cap” means two times the amount of the then-current annual insurance premiums payable by the borrower for the property and business interruption insurance policies insuring only the Hilton Hawaiian Village Waikiki Beach Resort Property (excluding the terrorism, earthquake, and windstorm components of such insurance).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MAP © 2017 CARTIFACT
DATA © OSM CONTRIBUTORS
State Farm Data Center
24400 West Valley Parkway
Olathe, KS 66061
Honeywell Aerospace
Olathe
DOWNTOWN
NEW CENTURY AIRCENTER
I-35 Logistics Park
Olathe Medical Center
The Great Mall
Overland Park Regional Medical Center
Johnson County Community College
University of Kansas-Edwards
Kansas City
Liberty
Shawnee
Overland Park
Lee's Summit
KANSAS CITY INTERNATIONAL AIRPORT

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GACC
Location (City/State)	Olathe, Kansas	Cut-off Date Balance(4)	$55,000,000
Property Type	Office	Cut-off Date Balance per SF(2)	$412.47
Size (SF)	193,953	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 2/6/2017	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 2/6/2017	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate	4.64000%
Appraised Value(1)	$128,000,000	Original Term to Maturity (Months)(3)	120
Appraisal Date	10/20/2016	Original Amortization Term (Months)	NAP
Borrower Sponsor	JDM Partners Opportunity Fund III LLC	Original Interest Only Term (Months)(3)	120
Property Management	Self Managed	First Payment Date	3/6/2017
ARD / Maturity Date(5)	2/6/2027 / 11/6/2031

Underwritten Revenues	$9,320,149
Underwritten Expenses	$186,403	Escrows(6)
Underwritten Net Operating Income (NOI)	$9,133,746	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,104,653	Taxes	$0	$0
Cut-off Date LTV Ratio(1)(2)	62.5%	Insurance	$0	$0
Maturity Date / ARD LTV Ratio(2)(3)	62.5%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.43x / 2.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	11.4% / 11.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$80,000,000	63.4%	Purchase Price	$125,323,476	99.4%
Principal New Cash Contribution	46,137,373	36.6	Closing Costs	813,897	0.6

Total Sources	$126,137,373	100.0%	Total Uses	$126,137,373	100.0%

(1)	The Appraised Value represents the “as-is” Appraised Value of $128,000,000 as of October 20, 2016. The appraiser concluded an “As Dark” appraised value of $87,000,000, which represents a Cut-off Date Loan-to-Dark Value Ratio of 92.0%.

(2)	Calculated based on the aggregate outstanding principal balance of the State Farm Data Center Loan Combination (as defined below).

(3)	Calculated as of the ARD (as defined below).

(4)	The State Farm Data Center Loan has a Cut-off Date Balance of $55,000,000 and represents the controlling note A-1 of the $80,000,000 State Farm Data Center Loan Combination, which is evidenced by two pari passu notes. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-Off Date of $25,000,000, is currently held by DBNY, and is expected to be contributed to one or more future commercial mortgage securitization transactions. See “—The Mortgage Loan” below.

(5)	Under certain circumstances the ARD may become the final Maturity Date. See “—The Mortgage Loan” below.

(6)	See “—Escrows” below.

■

The Mortgage Loan. The mortgage loan (the “State Farm Data Center Loan”) is part of a loan combination (the “State Farm Data Center Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 193,953 SF office building located in Olathe, Kansas (the “State Farm Data Center Property”). The State Farm Data Center Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $55,000,000 and represents approximately 4.1% of the Initial Pool Balance. The related companion loan is evidenced by the non-controlling note A-2, had an original principal balance of $25,000,000 and has an outstanding principal balance as of the Cut-off Date of $25,000,000. Note A-2 is currently held by Deutsche Bank AG, New York Branch (“DBNY”), an affiliate of GACC, and is expected to be contributed to one or more future commercial mortgage securitization transactions. The State Farm Data Center Loan Combination was originated by DBNY on January 11, 2017. The State Farm Data Center Loan Combination had an original principal balance of $80,000,000, has an outstanding principal balance as of the Cut-off Date of $80,000,000 and accrues interest at an interest rate of 4.64000% per annum (the “Initial Interest Rate”) through the anticipated repayment date (the “ARD”). The proceeds of the State Farm Data Center Loan Combination were used to acquire the State Farm Data Center Property for approximately $125.3 million (inclusive of retiring an existing bridge loan) in a sale-leaseback transaction with the sole tenant, and pay closing costs.

The State Farm Data Center Loan Combination had an initial term of 120 months until the ARD and has a remaining term of 120 months until the ARD as of the Cut-off Date. The State Farm Data Center Loan Combination requires interest only payments on each due date through the ARD. The ARD is the due date in February 2027 and the final maturity date is the due date in November 2031. However, if, as of the due date immediately preceding the ARD or as of the ARD, (i) the State Farm lease is no longer in full force and effect, (ii) there exists a Major Tenant Trigger Event Period (as defined below), or (iii) there exists a Cash Sweep Event Period (as defined below), other than solely due to the ARD, the final maturity date of the State Farm Data Center Loan Combination shall be, without notice and without requirement for any action on the part of the borrower or lender, the ARD. Subject to the foregoing, if the State Farm Data Center Loan Combination is not repaid in full on or prior to the ARD, the State Farm Data Center Loan Combination will accrue interest at a per annum rate equal to the greater of (i) the ARD Treasury Note Swap Rate (as defined below) plus 2.00000% and (ii) the Initial Interest Rate plus 2.00000% (the “Adjusted Interest Rate”); however, interest accrued at the excess of the Adjusted Interest Rate over the Initial Interest Rate (the “Accrued

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Interest”) will be deferred. The “ARD Treasury Note Swap Rate” is the rate of interest per annum calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15 Selected Interest Rates under the heading “Interest Rate Swaps” (or if no longer published, a comparable publication selected by lender) for the business day ending immediately prior to the ARD, of “Interest Rate Swaps” with maturity dates (one longer and one shorter) most nearly approximating the final maturity date. In addition, from and after the ARD, all excess cash flow from the State Farm Data Center Property after the payment of reserves, interest calculated at the Initial Interest Rate and operating expenses will be applied (i) first, to repay the principal balance of the State Farm Data Center Loan Combination and (ii) second, to the payment of the Accrued Interest.

The State Farm Data Center Loan Combination may be voluntarily prepaid on or after the due date in March 2019 with the payment of a prepayment fee equal to the greater of (i) 1.0% of the outstanding principal balance of the State Farm Data Center Loan Combination and (ii) a yield maintenance premium as more particularly set forth in the State Farm Data Center Loan documents. Voluntary prepayment of the State Farm Data Center Loan Combination without payment of any prepayment premium is permitted on or after the due date in November 2026. In addition, with respect to any condemnation while the State Farm lease is in full force and effect, subject to REMIC requirements, the borrower has the right, which must be exercised not later than six months after the condemnation, to elect, (x) to prepay the State Farm Data Center Loan Combination in an amount equal to 100% of the amount of the applicable net proceeds or (y) solely in the event of a condemnation of all of the State Farm Data Center Property resulting in the termination of the State Farm lease, to prepay the State Farm Data Center Loan Combination in full, in each case without payment of any prepayment consideration.

■

The Mortgaged Property. The State Farm Data Center Property is comprised of a 193,953 SF data center located in Olathe, Kansas. The State Farm Data Center Property, which is set on a 20.1 acre site, was constructed in 2016 by State Farm Mutual Automobile Insurance Company (“State Farm”) and acquired by the borrower sponsor in a sale-leaseback transaction. The State Farm Data Center Property features approximately, 60,515 SF of raised floor space, approximately 11,000 SF of office space and approximately 27,600 SF of mechanical and electrical support space including an exterior service yard for emergency generators, electrical gear and mechanical equipment. According to the appraisal, the State Farm Data Center Property has a critical IT load of 6660 kilowatts (“kW”), which corresponds to an overall average density of 110 watts per SF.

The State Farm Data Center Property is supported by an uninterruptible power supply (”UPS”) utilizing a 3N/2 configuration with expansion capability of up to 4N/3. The standardized electrical power delivery block consists of 2500 megavolt amperes (“MVA”) utility paired with 2.5 megawatt (“MW”) generators. The mechanical cooling plant consists of a N+1 looped chilled water system with air cooled chillers.

According to the appraiser, the State Farm Data Center Property is classified as a turn-key data center. A turn-key data center is a physically secure facility with power and cooling POD Architecture that has been optimized for green operation and the redundancy capabilities. The POD Architecture enables the development for the build-out raised floor data center space using standard power and cooling building blocks for both cost-effectiveness and design flexibility. This construction methodology promotes the energy efficiency needed for green data center operation and also allows tenants to take delivery of their POD space in 6-8 months versus the 24-month industry average.

As of the Cut-off Date, the State Farm Data Center Property is 100.0% occupied by State Farm (rated AA by S&P). State Farm’s lease commenced in November 2016 and State Farm is currently in possession and utilizing their space. The initial base rent is $42.00 per SF NNN with annual increases of 1.9% through the lease expiration date in November 2031. State Farm has three five-year renewal options remaining, with no termination or contraction options.

State Farm may elect to expand the State Farm Data Center Property by constructing a material addition of shell building space and improvements in such space (the “Expansion Space”). If State Farm does so, it is required to be constructed at tenant’s sole cost and expense. Upon substantial completion of the Expansion Space, the term of the lease could be extended as follows: (a) if substantial completion occurs during the initial term, the initial term will be extended for a period to be elected by the tenant in its sole discretion of the minimum number of years necessary for the term to expire at least 12 full years but no more than 15 full years from the date of substantial completion; in no event can the initial lease term be less than 12 years or (b) if substantial completion occurs during any extension period, the extension period will be extended for a period to be elected by the tenant in its sole discretion of the minimum number of years necessary for the extension term to expire at least 10 full years but no more than 15 full years from the date of substantial completion. In either case, the extension period elected by the tenant will have no

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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effect on State Farm’s rights to any unexercised renewal option. During any extension of the term resulting from the construction of the Expansion Space, the base rent will be subject to annual increases of 1.9%.

State Farm is the largest provider of auto, home, and life insurance in the United States with over 65,000 employees and approximately 18,000 insurance agents servicing approximately 84.1 million policies and accounts. Additionally, State Farm received the highest rating of A++ from A.M. Best Co., an independent rating of an insurer’s ability to meet financial obligations. As of year-end 2015, State Farm reported total assets of approximately $138.50 billion with net income of $2.14 billion compared to year-end 2014 total assets of approximately $138.80 billion with net income of $1.05 billion.

The following table presents certain information relating to the sole tenant at the State Farm Data Center Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
State Farm	NR / NR / AA	193,953	100.0%	$8,146,026	100.0%	$42.00	11/30/2031	3, 5-year options
Largest Tenant		193,953	100.0%	$8,146,026	100.0%	$42.00
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenant		193,953	100.0%	$8,146,026	100.0%	$42.00

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the State Farm Data Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028 & Thereafter	193,953	100.0	100.0%	8,146,026	100.0	$42.00	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	193,953	100.0%		$8,146,026	100.0%	$42.00	1

(1)	Calculated based on approximate square footage occupied by each Owned Tenant unless otherwise specified.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the State Farm Data Center Property.

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$8,146,026	$42.00
Contractual Rent Steps(2)	1,177,927	6.07
Potential Income from Vacant Space	0	0.00
Total Rent	$9,323,953	$48.07
Reimbursements	186,403	0.96
Other Income	0	0.00
Vacancy(3)	(190,207)	(0.98)
Effective Gross Income	$9,320,149	$48.05

Real Estate Taxes	$0	$0.00
Insurance	0	0.00
Management Fee(4)	186,403	0.96
Other Expenses	0	0.00
Total Operating Expenses	$186,403	$0.96

Net Operating Income	$9,133,746	$47.09
Normalized TI/LC	0	0.00
Replacement Reserves	29,093	0.15
Net Cash Flow	$9,104,653	$46.94

Occupancy	100.0%
NOI Debt Yield	11.4%
NCF DSCR	2.42x

(1)	The State Farm Data Center Property was constructed in 2016; accordingly historical operating information is not available.

(2)	Contractual Rent Steps represent the straight line average of rent steps through the lease term. The State Farm lease is structured with annual rent steps of 1.9%.

(3)	Underwritten Vacancy is 2.0%.

(4)	The Management Fee is underwritten to 2.0% of Effective Gross Income. The State Farm Data Center Property is managed by the tenant.

■

Appraisal. According to the appraisal, the State Farm Data Center Property had an “as-is” appraised value of $128,000,000 as of October 20, 2016. The appraiser concluded an “As Dark” appraised value of $87,000,000.

Appraisal Approach	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$125,000,000	NAP	6.50%
Discounted Cash Flow Approach	$128,000,000	7.00%	7.00%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated October 28, 2016, there are no recognized environmental conditions or recommendations for further action at the State Farm Data Center Property.

■

Market Overview and Competition. The State Farm Data Center Property is located approximately 24.3 miles southwest of the Kansas City, Missouri central business district (“CBD”) within the Kansas City metropolitan statistical area (“MSA”). With approximately 2.1 million residents as of 2015, the Kansas City MSA is the second largest MSA in Missouri and the 30th largest in the United States. The market serves a role as a transportation and logistics hub given its central location in the United States. Located in Johnson County, Olathe is the second largest among its 20 communities, and the fifth largest city in Kansas. The State Farm Data Center Property is located south of Highway 10 with access to the neighborhood from highways K-7 and K-10. Major employers in Olathe include Honeywell Aerospace, Hallmark, Garmin International, Farmers Insurance Federal Credit Union, a US Bank data center and ALDI Divisional Office & Distribution Center. According to the appraisal, the estimated population as of 2015 within a one-, three- and five-mile radius, is 771, 21,674 and 61,272, respectively. The 2015 average household income for Johnson County is $105,554.

The State Farm Data Center Property is located within the Kansas City data center market. The Kansas City data center market consists of 28 active data centers operated by 20 providers. The total data center inventory in Kansas City is approximately 520,000 SF powered by 76 MW. The total data center market share within Kansas City is operated by only a handful of providers including Cavern Technologies (29%), 1102 Grand (16%), Iron Mountain (11%), TierPoint (11%) and DataBank (7%), with other providers accounting for the remaining 26% of the market.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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According to the appraisal, Kansas City is considered an emerging data center market. Support for the data center demand in Kansas City is evidenced by the public-private efforts to transform Kansas City into a “Smart City.” In June 2015, a $15.7 million public-private partnership was formalized when Kansas City signed a strategic agreement with Cisco Systems, Inc. and its partners to develop a comprehensive smart city network. Smart City initiatives will help the city of Kansas City use real-time data to deliver basic services more efficiently through upgrades including interactive kiosks, free public WiFi, smart streetlights and sensors to provide efficiency. The State Farm Data Center Property is well positioned due to its direct access to the highest concentration of fiber-optic cable in the Kansas City metro area.

The following table presents certain information relating to sales comparables for the State Farm Data Center Property:

Office Building Sales Comparables(1)

Property Name	Property Location	Year Built	Rentable Area (SF)	Sale Date	Sale Price (in millions)
State Farm Data Center Property	Olathe, KS	2016	193,953(2)	NAP	$125.3
Confidential	Major US Market	2010	220,000	Sep. 2016	$76.5
Confidential	Major US Market	2012, 2013	320,000	Sep. 2016	$448.0
Confidential	Secondary US Market	2015	65,000	Sep. 2016	$107.0
601 West Polk Street	Chicago, IL	1918	104,000	Dec. 2015	$27.9
Data Pipe	Kansas City, MO	1982	77,546	Aug. 2015	$29.0
Confidential	Major US Market	2012	75,000	Oct. 2014	$90.0
Confidential	Secondary US Market	1978-1982	100,000	Sep. 2014	$59.0
Digital Realty	Ashburn, VA	2010	130,000	Sep. 2014	$185.0

(1)	Source: Appraisal.
(2)	Based on underwritten rent roll dated February 6, 2017.

Office Lease Comparables(1)

Property Name	Tenant Name	USF(2)	Lease Date	Lease Term (months)	kW	Watts PSF	Monthly NNN per kW
State Farm Data Center Property	State Farm	60,515	Q4 2016	180	6,660	110	$101.93
Confidential	Cloud Services Provider	8,000	Q1 2016	72	1,200	150	$102.61
Confidential	Cloud Services Provider	8,000	Q1 2016	84	1,200	147	$98.75
Confidential	Software	80,000	Q4 2015	204	21,000	265	$110.00
Confidential	Confidential	80,000	Q3 2015	156	6,000	76	$105.00
Confidential	Cloud Services Provider	10,000	Q1 2015	96	1,200	124	$95.00
Confidential	Cloud Services Provider	8,000	Q1 2015	60	1,200	148	$100.00
Confidential	Media/Telecommunications	17,000	Q3 2014	180	4,800	279	$115.00
Confidential	Aerospace	60,000	Q2 2014	180	6,000	100	$120.00
Confidential	Cable Company	23,700	Q2 2014	132	3,600	152	$98.00
Confidential	Security	8,100	Q2 2014	61	1,200	148	$98.00

(1)	Source: Appraisal.

(2)	Raised floor area in SF

■

The Borrower. The borrower is JDM III SF Kansas City DC, LLC a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the State Farm Data Center Loan. The non-recourse carveout guarantor for the State Farm Data Center Loan Combination is JDM Partners Opportunity Fund III LLC. JDM Partners Opportunity Fund III LLC is owned by multiple investors (97.38%), none of whom own more than 20% of the borrower, and JDM Partners MM III, LLC (2.62%), the managing member. JDM Partners MM III, LLC is wholly owned by JDM Real Estate Funds, LLC. JDM Real Estate Funds, LLC is owned by The Gerald and Joan Colangelo Family Trust Agreement dated April 20, 1994 (23.33%), The Eaton Family Trust dated June 8, 1998 (23.33%), The Shultz Trust and Beth Jane Shultz Revocable Trust dated September 5, 1979 (23.33%), and multiple investors (30.0%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #9: STATE FARM DATA CENTER

JDM Partners is a real estate investment firm with a 60-year history of investing in various projects, including real estate, sports and entertainment venues and franchises. JDM Partners’ current portfolio of real estate investments includes properties in 14 states. JDM Partners was founded in 1983 by Jerry Colangelo, David Eaton, and Mel Shultz, who have over 100 years of collective real estate experience.

■	Escrows. If the State Farm Data Center Property is no longer leased to State Farm, and a Major Tenant Trigger Period (as defined below) is continuing, on each monthly payment date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12 month period (ii) an amount equal to one twelfth of $0.15 per SF into the replacement reserve, capped at $58,186 (which amount is subject to an increase of $0.30 per SF of any expansion space constructed by State Farm pursuant to the State Farm lease) and (iii) an amount equal to one twelfth of $1.00 per SF, capped at $969,765 (which amount is subject to an increase of $5.00 per SF of any expansion space constructed by State Farm pursuant to the State Farm lease). However, for so long as (I) no Major Tenant Trigger Period is continuing and (II) the State Farm Data Center Property is leased to State Farm, the borrower is not required to make monthly deposits into the above reserves, provided the State Farm lease remains in full force and effect and (a) no event of default exists under the State Farm lease, (b) neither State Farm or any lease guarantor under the State Farm lease is a debtor in any bankruptcy action, (c) with respect to the tax reserve, State Farm is required under the State Farm lease to pay, and does pay, taxes directly to the appropriate public office (and the lender, upon written request, receives evidence of such payment) (d) with respect to the insurance reserve, State Farm maintains insurance (or is self-insuring) in accordance with the terms and conditions of the State Farm lease and (e) State Farm is performing its obligations under the State Farm lease in a timely manner and provides evidence of such performance to the lender.

A “Major Tenant” means (i) State Farm or (ii) any tenant or replacement tenant that, together with its affiliates, leases space comprising 20.0% or more of either (a) the total rentable square footage at the State Farm Data Center Property or (b) the total in-place base rent at the State Farm Data Center Property.

■	Lockbox and Cash Management. The State Farm Data Center Loan documents require a hard lockbox with in place cash management. The State Farm Data Center Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the State Farm Data Center Property be promptly deposited into such lockbox account following receipt. All amounts in the lockbox account are required to be swept to a lender-controlled cash management account every business day and applied to the payment of debt service and the funding of required reserves, budgeted operating expenses and extraordinary expenses, with the remainder being disbursed to the borrower, except (i) during the continuance of a Major Tenant Trigger Period (as defined below), all excess cash will be deposited in a major tenant leasing reserve held by the lender and (ii) during the continuance of any other Cash Sweep Event Period (as defined below), all excess cash will be deposited in an excess cash flow reserve held by the lender.

A “Cash Sweep Event Period” will occur upon the occurrence of (i) an event of default under the State Farm Data Center Loan Combination, (ii) any bankruptcy action of the borrower, guarantor or any affiliated manager, (iii) the debt service coverage ratio falls below 1.75x as of the end of any calendar quarter, (iv) the borrower fails to prepay or repay the State Farm Data Center Loan Combination in full on or before the ARD or (v) a Major Tenant Trigger Period. A Cash Sweep Event Period will end upon the occurrence of (a) with respect to clause (i) the event of default has been cured; (b) with respect to clause (ii) a dismissal of any such applicable bankruptcy action; (c) with respect to clause (iii) the DSCR is equal to 1.80x or greater based on a trailing 12 month period for two consecutive quarters; (d) with respect to clause (v) such Major Tenant Trigger Period has been cured in accordance with the loan documents.

A “Major Tenant Trigger Period” means a period (A) commencing if (i) a Major Tenant gives written notice of its intention to terminate or cancel its lease, (ii) on or prior to 18 months prior to the then applicable expiration date under its lease, a Major Tenant does not extend or renew its lease upon the terms therein or otherwise reasonably acceptable to the lender, (iii) on or prior to the date by which a Major Tenant is required under its lease to notify the landlord of its election to extend or renew its lease, such Major Tenant fails to give such notice, (iv) a monetary event of default under a Major Tenant lease occurs and continues for more than 60 days, (v) a material non-monetary event of default under a Major Tenant lease occurs and continues beyond the later of 90 days and any cure period under the lease, (vi) a bankruptcy or insolvency of a Major Tenant or any related lease guarantor occurs, (vii) a Major Tenant’s lease is terminated or no longer in full force and effect, or (viii) if a Major Tenant (or any related lease guarantor) is downgraded below “BBB-” (or the equivalent) by Moody’s, S&P or Fitch or any such rating is withdrawn

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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(other than a withdrawal unrelated to creditworthiness), and (B) ending upon the occurrence of (a) with respect to clause (i), the Major Tenant revokes all termination or cancellation notices and the lease is in full force and effect; (b) with respect to clause (ii) and (iii), the Major Tenant has extended its lease with respect to all (or if the debt service coverage ratio is greater than 2.45x, substantially all) of its space or the borrower has re-leased all (or if the debt service coverage ratio is greater than 2.45x, substantially all) such space; (c) with respect to clause (iv) and (v), a cure of the applicable material non-monetary or monetary event of default under the Major Tenant lease; (d) with respect to clause (vi), the affirmation of the applicable lease in the bankruptcy proceeding or dismissal of guarantor from the applicable bankruptcy; (e) with respect to clause (viii), the credit rating of such Major Tenant (or its lease guarantor) is subsequently raised or reinstated; and (f) with respect to any of clauses (i), (ii), (iii) or (vii), the debt service coverage ratio is greater than 2.45x and the applicable Major Tenant space has been leased pursuant to one or more replacement leases with a tenant which is rated “BBB-” (or the equivalent) by Moody’s, S&P or Fitch (to the extent such agency rates such tenant, or if no such agency rates such tenant, by another rating agency reasonably selected by the lender), which have initial terms that expire not earlier than the later of ten years following commencement and November 30, 2031 and are on market terms. The borrower may substitute letters of credit for funds in the major tenant leasing reserve.

For purposes of the debt service coverage ratio tests used in the definitions of “Cash Sweep Event” and “Major Tenant Trigger Event,” for so long as the State Farm lease is in full force and effect and is not in default, such ratio is calculated using straight-lined rents under the State Farm lease.

■

Property Management. The State Farm Data Center Property may be self-managed for so long as the State Farm lease is in full force and effect. If the State Farm lease is no longer in full force and effect, the borrower must enter into a property management agreement in accordance with the loan documents. In the event borrower enters into such a management agreement, the lender has the right to direct the borrower to terminate the property management agreement and replace the property manager with a property manager which is an affiliate of the borrower or otherwise meets the standards for a “qualified manager” under the State Farm Data Center Loan documents and as to which a rating agency confirmation is received if (i) the guarantor or property manager is subject to certain bankruptcy or insolvency events; (ii) an event of default has occurred and is continuing under the State Farm Data Center Loan documents; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) an event of default by the property manager under the property management agreement. The borrower has the right to replace the property manager, provided no event of default is continuing under the State Farm Data Center Loan documents, with a property manager approved by the lender in writing (which may be conditioned upon receipt of a rating agency confirmation).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to 100% of the full replacement cost of the State Farm Data Center Property, plus a business interruption insurance policy that provides 18 months of business interruption coverage with an additional 12-month extended period of indemnity. However, the borrower is not required to maintain the insurance policies required pursuant to the State Farm Data Center Loan documents for so long as the State Farm Data Center Property is leased to State Farm, provided that certain conditions are satisfied in accordance with the loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties,” “Risk Factors—Lack of Insurance Coverage Exposes the Trust to Risk for Particular Special Hazard Losses” and “Description of the Mortgage Pool—Insurance Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: Courtyard Century City

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Courtyard Century City
10320 West Olympic Boulevard
Los Angeles, CA 90064
Beverly Hills
West Hollywood
Los Angeles
Santa Monica
Culver City
Marina Del Rey
Inglewood
El Segundo
HOLLYWOOD
CENTURY CITY
MID CITY
WESTSIDE
SILICON BEACH
PLAYA VISTA
VENICE
Santa Monica Bay
BEVERLY GLEN
HOLLYWOOD HILLS
LAUREL CANYON
BEL AIR
HOLMBY HILLS
BRENTWOOD HILLS
BRENTWOOD
WESTWOOD
WESTWOOD VILLAGE
UCLA
GOLDEN TRIANGLE
SUNSET STRIP
MELROSE AVENUE
WALK OF FAME
PURPLE LINE EXTENSION
MID WILSHIRE
PICO-ROBERTSON
ARTS DISTRICT
JEFFERSON PARK
EXPO LINE
PALMS
DOWNTOWN CULVER CITY
MAR VISTA
BALDWIN VILLAGE
VIEW PARK-WINDSOR HILLS
CRENSHAW/LAX TRANSIT CORRIDOR (UNDER CONSTRUCTION)
LADERA HEIGHTS
STUDIO VILLAGE
DEL REY
FOX HILLS
PLAYA DEL RAY
WESTCHESTER
LENNOX
3RD STREET PROMENADE
MAIN STREET
SANTA MONICA AIRPORT
LOS ANGELES INTERNATIONAL AIRPORT (LAX)
HAWTHORNE AIRPORT
21st Century Fox Studios
Culver City Studios
Sony Pictures Studios
Cedars-Sinai Medical Center
Beverly Connection
Beverly Center
The Grove
Westfield Century City
Westside Pavilion
VA Medical Center
Saint John's Health Center
Santa Monica College
West Los Angeles College
Kindred Hospital Los Angeles
Westfield Culver City
Marina Marketplace
Waterside Shopping Center
Runway Shopping Center
Promenade at Howard Hughes
Loyola Marymount University
Otis College of Arts & Design
Westchester Village
Centinela Hospital
The Forum
Future Los Angeles Rams Stadium
Baldwin Hills Crenshaw Plaza
Baldwin Hills Scenic Overlook
Kenneth Hahn State Recreation Area
Holy Cross Cemetery
Inglewood Park Cemetery
Hillcrest Country Club
Rancho Park Golf Course
Los Angeles Country Club
Bel Air Country Club
Brentwood Country Club
Riviera Country Club
Will Rogers State Historic Park
Mountaingate Country Club
Stone Canyon Reservoir
Penmar Golf Course
Westchester Golf Course
Wilshire Country Club
Santa Monica Place
SANTA MONICA BLVD
WILSHIRE BLVD
W OLYMPIC BLVD
W PICO BLVD
BURTON WAY
W JEFFERSON BLVD
RODEO RD
W SLAUSON AVE
CENTINELA AVE
W MANCHESTER AVE
W ARBOR VITAE ST
W CENTURY BLVD
S SEPULVEDA BLVD
WESTWOOD BLVD
OVERLAND AVE
S LA CIENEGA BLVD
S LA BREA AVE
N LA BREA AVE
LA TIJERA BLVD
STOCKER ST
SAN VICENTE BLVD
MONTANA AVE
OCEAN PARK BLVD
LINCOLN BLVD
PACIFIC AVE
VENICE BLVD
WASHINGTON PL
WALGROVE AVE
VISTA DEL MAR
S AVIATION BLVD
INGLEWOOD AVE
HAWTHORNE BLVD
SAN FERNANDO VALLEY
Calabasas
Burbank
Pasadena
Glendale
La Cañada Flintridge
Arcadia
Alhambra
Monterey Park
Montebello
Beverly Hills
West Hollywood
Los Angeles
Santa Monica
DTLA
Culver City
Vernon
Marina Del Rey
South Gate
Downey
Santa Fe Springs
El Segundo
Norwalk
Manhattan Beach
Lynwood
Cerritos
Carson
Lakewood
Torrance
Lomita
Long Beach
Rancho Palos Verdes
Seal Beach
BUR
LAX
LGB
Santa Monica Bay

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: Courtyard Century City

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	Los Angeles, California	Cut-off Date Balance		$40,839,616
Property Type	Hospitality	Cut-off Date Balance per Room		$300,291.30
Size (Rooms)	136	Percentage of Initial Pool Balance		3.1%
Total TTM Occupancy as of 8/31/2016	84.3%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 8/31/2016	84.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / 2014	Mortgage Rate		4.25000%
Appraised Value	$64,900,000	Original Term to Maturity (Months)		120
Appraisal Date	10/18/2016	Original Amortization Term (Months)		360
Borrower Sponsor	Pacifica Hosts, Inc.	Original Interest Only Period (Months)		NAP
Property Management	Pacifica Hosts, Inc.	First Payment Date		12/6/2016
		Maturity Date		11/6/2026

Underwritten Revenues	$10,471,341
Underwritten Expenses	$4,800,187
Underwritten Net Operating Income (NOI)	$5,671,154	Escrows(1)
Underwritten Net Cash Flow (NCF)	$5,252,300		Upfront	Monthly
Cut-off Date LTV Ratio	62.9%	Taxes	$71,530	$19,763
Maturity Date LTV Ratio	50.6%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	2.34x / 2.17x	FF&E	$0	$34,904
Debt Yield Based on Underwritten NOI / NCF	13.9% / 12.9%	Other	$0	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount	$41,000,000	100.0%	Loan Payoff	$17,571,672	42.9%
			Principal Equity Distribution	23,132,612	56.4
			Closing Costs	224,187	0.5
			Reserves	71,530	0.2
Total Sources	$41,000,000	100.0%	Total Uses	$41,000,000	100.0%

(1)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Courtyard Century City Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a 136-room select service hotel located in Los Angeles, California (the “Courtyard Century City Property”). The Courtyard Century City Loan had an original principal balance of $41,000,000, has an outstanding balance as of the Cut-off Date of $40,839,616 and represents approximately 3.1% of the Initial Pool Balance. The Courtyard Century City Loan, which has an interest rate of 4.25000% per annum, was originated by Deutsche Bank AG, New York Branch on November 4, 2016. The proceeds of the Courtyard Century City Loan were primarily used to refinance existing debt on the Courtyard Century City Property, pay loan origination costs, fund upfront reserves and return equity to the borrower sponsor.

The Courtyard Century City Loan had an initial term of 120 months, has a remaining term of 117 months as of the Cut-off Date and requires payments of principal and interest based on a 30-year amortization schedule. The scheduled maturity date of the Courtyard Century City Loan is the due date in November 2026. Voluntary prepayment of the Courtyard Century City Loan is permitted on or after the due date in August 2026 without the payment of a prepayment fee. Defeasance of the Courtyard Century City Loan with direct, non-callable obligations of the United States of America or other obligations which are government securities is permitted under the Courtyard Century City Loan documents at any time after the second anniversary of the securitization of the last portion of the Courtyard Century City Loan.

■	The Mortgaged Property. The Courtyard Century City Property is a select service hotel containing 136 rooms located in Los Angeles, California. The hotel is situated on a 0.79 acre site and is comprised of a single four-story building. The Courtyard Century City Property operates under a Marriott International, Inc. franchise agreement that expires in May 2024 and has a one-time, ten-year renewal option.

The Courtyard Century City Property was built in 1987 and acquired by the borrower sponsor for approximately $15.6 million (approximately $115,000 per room) in 2004. Since acquisition, the borrower sponsor has invested approximately $5.1 million (approximately $37,000 per room), inclusive of an approximate $1.7 million (approximately $12,000 per room) spent between 2013 and 2014 for a property improvement plan (“PIP”). Major PIP upgrades and renovations included renovations to all guest rooms and bathrooms, the main lobby, corridors, carpets, fixtures, furniture and interior and exterior paint. The Courtyard Century City Property has 78 parking spaces within a garage resulting in a parking ratio of approximately 0.57 spaces per room.

Hotel amenities include a bistro with a bar/lounge, one boardroom, a dry cleaning service, business center, an outdoor whirlpool and a fitness center. The guestroom mix includes 77 king rooms, 48 double twin rooms and 11

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: Courtyard Century City

single queen rooms. Guestrooms, which are situated on floors two through four, offer a flat-screen television with premium channels, telephone, desk with chair, dresser, nightstands, lamps and a lounge chair. As of August 31, 2016, occupancy was 84.3% and since the 2014 PIP renovation, occupancy has been in excess of 80% at the Courtyard Century City Property.

The following table presents certain information relating to the 2015 demand analysis with respect to the Courtyard Century City Property and its competitive set based on market segmentation, as provided in the appraisal for the Courtyard Century City Property:

2015 Accommodated Room Night Demand(1)

Property	Commercial	Meeting and Group	Leisure
Courtyard Century City Property	80%	2%	18%
Kimpton Hotel Palomar Los Angeles	58%	16%	26%
Marriott Beverly Hills	52%	30%	30%
Hotel Angeleno	37%	25%	18%
Luxe Hotel Sunset Boulevard	50%	25%	25%
Holiday Inn Express West Los Angeles	55%	15%	38%

(1)	Source: Appraisal.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Courtyard Century City Property:

Cash Flow Analysis(1)

	2013(2)	2014	2015	TTM 8/31/2016	Underwritten	Underwritten $ per Room
Room Revenue	$7,315,893	$8,271,940	$8,698,788	$9,590,071	$9,590,071	$70,515
Food & Beverage Revenue	495,103	550,584	606,141	595,270	595,270	4,377
Other Revenue	228,200	289,497	286,373	278,027	286,000	2,103
Total Revenue	$8,039,196	$9,112,021	$9,591,302	$10,463,368	$10,471,341	$76,995

Room Expense	$1,018,987	$1,059,638	$1,098,237	$1,118,392	$1,118,392	$8,223
Food & Beverage Expense	402,208	409,994	430,514	440,966	440,966	3,242
Other Expense	24,993	31,684	18,770	17,025	17,025	125
Total Departmental Expense	1,446,188	1,501,316	1,547,521	1,576,383	1,576,383	11,591
Total Undistributed Expense	2,195,295	2,510,159	2,651,474	2,789,232	2,694,599	19,813
Total Fixed Charges	279,271	275,075	255,172	228,890	529,206	3,891
Total Operating Expenses	$3,920,754	$4,286,550	$4,454,167	$4,594,505	$4,800,187	$35,295

Net Operating Income	$4,118,442	$4,825,471	$5,137,135	$5,868,863	$5,671,154	$41,700
FF&E	321,568	364,481	383,652	418,535	418,854	3,080
Net Cash Flow	$3,796,874	$4,460,990	$4,753,483	$5,450,328	$5,252,300	$38,620

Occupancy	77.78%	83.19%	82.95%	84.25%	84.25%
NOI Debt Yield	10.1%	11.8%	12.6%	14.4%	13.9%
NCF DSCR	1.57x	1.84x	1.96x	2.25x	2.17x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	2013’s performance was impacted by the PIP that began in 2013 and was completed in early 2014.

■	Appraisal. According to the appraisal, the Courtyard Century City Property had an “as-is” appraised value of $64,900,000 as of October 18, 2016. The “as stabilized” appraised value is $70,900,000 as of October 18, 2018. The “as stabilized” value assumes that the RevPAR increases to $211.34 from $195.62 in place as of TTM November 31, 2016.

Appraisal Approach	Value	Discount Rate	Terminal Capitalization Rate
Discounted Cash Flow Approach	$64,900,000	9.50%	8.69%

■	Environmental Matters. According to a Phase I environmental report, dated October 28, 2016, there are no recommendations for further action at the Courtyard Century City Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #10: Courtyard Century City

■	Market Overview and Competition. The Courtyard Century City Property is located in the City of Los Angeles, within the Century City district in Westside Los Angeles. The Westside is developed with retail and commercial buildings and incorporates the residential cities and communities of West Los Angeles, Bel Air, Beverly Hills, Santa Monica, Brentwood, and West Hollywood, as well as the commercial centers of Century City and Westwood Village. The area is served by various highways including Interstate 405 (San Diego Freeway) and Interstate 10 (Santa Monica Freeway), which are both located within three miles of the Courtyard Century City Property and facilitate access throughout the region. The Los Angeles International Airport is located approximately 11 miles south of the Courtyard Century City Property.

The overall segmentation of the Courtyard Century City Property is 80.0% commercial, as reflected in the “2015 Accommodated Room Night Demand” table above. The main commercial demand generators for the Courtyard Century City Property include its proximity to office building concentrations with approximately 36.1 million SF located in the Beverly Hills/Century City and Westwood/West Los Angeles submarkets. Commercial demand is also driven by the University of California at Los Angeles (UCLA) with a student population exceeding 43,000 in 2015 as well as the UCLA Medical Center, both of which are located approximately 2.4 miles north of the Courtyard Century City Property.

The location of the Courtyard Century City Property provides access to tourist destinations including Westfield Century City Mall (one mile north), the Santa Monica Pier (six miles southwest), Hollywood (seven miles northeast) and Beverly Hills/Rodeo Drive (two miles northeast). The Courtyard Century City Property is also located approximately one mile from the “Golden Triangle” shopping district in Beverly Hills.

There are no hotels proposed or under construction that are expected to compete directly with the Courtyard Century City Property according to the appraisal.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Courtyard Century City Property and its competitive set, as provided in a market research report for the Courtyard Century City Property:

Historical Statistics(1)

	Courtyard Century City Property			Competitive Set			Penetration

	2014	2015	TTM 11/30/2016	2014	2015	TTM 11/30/2016	2014	2015	TTM 11/30/2016
Occupancy	83.2%	82.4%	84.3%	85.8%	86.0%	87.5%	97.0%	95.8%	96.4%
ADR	$200.35	$210.99	$232.99	$186.69	$200.64	$219.35	107.3%	105.2%	106.2%
RevPAR	$166.77	$173.86	$196.52	$160.25	$172.57	$191.84	104.1%	100.7%	102.4%

(1)	Source: November 2016 travel research report.

Courtyard Century City Property Competitive Set(1)

Property	Number of Rooms	Year Built
Courtyard Century City Property	136	1987
Hotel Angeleno	209	1971
Kimpton Hotel Palomar Los Angeles Beverly Hills	264	1972
Courtyard Los Angeles Westside	260	1978
The Century Park Hotel	47	1988
Avalon Hotel	84	1958
Residence Inn Beverly Hills	186	1998
Total(2)	1,050

(1)	Source: November 2016 travel research report.

(2)	Total excludes the Courtyard Century City Property.

■	The Borrower. The borrower is Pacifica Century City L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Courtyard Century City Loan. The non-recourse carve-out guarantor is Pacific Hosts, Inc., a wholly owned subsidiary of Pacifica Companies, a commercial real estate investment and development company founded in 1978 and based in San Diego. The company’s commercial real estate portfolio includes approximately $3.0 billion of assets located in the United States as well as in India.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

136

LOAN #10: Courtyard Century City

■	Escrows. On the origination date of the Courtyard Century City Loan, the borrower funded escrow reserves of $71,530 for real estate taxes.

On each due date, the borrower is required to fund the following reserves with respect to the Courtyard Century City Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then ensuing twelve month period (initially estimated to be $19,763); and (ii) an FF&E reserve in an amount equal to the greatest of (x) one-twelfth of 4.0% of projected rents for the Courtyard Century City Property, as set forth in the most recent annual budget, (y) the then-current amount required by the property management agreement and (z) the then-current amount required by the franchise agreement for approved capital expenditures and repair and replacement of FF&E work. The Courtyard Century City Loan documents also provide for a property improvement plan escrow to occur after the occurrence and during the continuation of a PIP Sweep Period (as defined below). The sums required to be deposited in the PIP reserve escrow during a PIP Sweep Period would be for payment of the cost of any property improvement plan requirements under a replacement franchise agreement (“Replacement Franchise Agreement”). Monthly deposits for insurance have been waived due to the blanket policy in place. Monthly deposits equal to one twelfth of the annual insurance premiums are required to commence if such blanket policy is no longer in effect.

■	Lockbox and Cash Management. The Courtyard Century City Loan requires a springing lockbox with springing cash management. After the occurrence of a Cash Management Trigger Event (as defined below), the Courtyard Century City Loan documents require the borrower to direct credit card companies to remit all credit card receivables to the lockbox account and require that all cash revenues relating to the Courtyard Century City Property and all other money received by the borrower or the property manager be deposited into the clearing account within 15 business days of receipt, except any amounts in excess of 3% of rent are required to be deposited within three business days of receipt by the borrower or the property manager. Following the occurrence of a Cash Management Trigger Event, so long as a Trigger Period (as defined below) is not occurring, funds in the clearing account are required to be swept to the borrower account. During a Trigger Period, the funds on deposit in the lockbox account are required to be transferred daily to the cash management account under the control of the lender. On each due date during the continuance of a Trigger Period, the related loan documents require that all amounts on deposit in the cash management account be applied in the following order of priority: (i) to make the required deposit to the real estate tax reserve; (ii) to make the required deposit, if any, to the insurance reserve; (iii) to pay the monthly debt service payment; (iv) to pay the monthly operating expenses set forth in the annual budget approved or deemed approved by the lender; (v) to make the required deposit to the FF&E reserve account, (vi) to pay funds sufficient to be applied to any extraordinary operating expenses not set forth in the annual operating budget and approved by the lender; and (vii) all excess cash flow to be applied as follows (a) to the property improvement plan account following the occurrence and continuance of a PIP Sweep Period and otherwise (b) to the excess cash flow account if no PIP Sweep Period is in effect.

A “Cash Management Trigger Event” will commence upon the occurrence of (i) an event of default; (ii) the net cash flow debt service coverage ratio based on the trailing twelve-month period immediately preceding the date of determination, is less than 1.30x; or (iii) the commencement of a PIP Sweep Period.

A “PIP Sweep Period” commences on May 4, 2022, which is the date that is twenty-four months prior to the expiration date of the current franchise agreement. The PIP Sweep Period ends upon the earlier of (i) the borrower delivering a renewal of the current franchise agreement (“Renewal Franchise Agreement”) and if a PIP is required under the Renewal Franchise Agreement, upon the funds in the PIP reserve and funds in the FF&E reserve (excluding any amounts in the FF&E reserve needed for FF&E work that is not part of the PIP) (“Available “FF&E Funds”) in the aggregate being equal to the cost of the PIP (“PIP Deposit Amount”), (ii) if the borrower does not renew the current franchise agreement, (x) delivery of a Replacement Franchise Agreement, (y) delivery of a comfort letter in form satisfactory to the lender, and (z) if a PIP is required under the Replacement Franchise Agreement, upon the funds in the PIP reserve and Available FF&E Funds in the aggregate equaling the PIP Deposit Amount.

A “Trigger Period” will commence upon the occurrence of (i) an event of default; (ii) a Low Debt Service Period (as defined below) or (iii) a PIP Sweep Period and continue until, in the case of clause (i), a cure of such event of default has been accepted by the lender, and in the case of clauses (ii) or (iii) the Low Debt Service Period or PIP Sweep Period has ended.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

137

LOAN #10: Courtyard Century City

A “Low Debt Service Period” occurs upon any date the net cash flow debt service coverage ratio based on the end of the quarter is less than 1.20x, until such time the net cash flow debt service coverage ratio is 1.25x or more for two consecutive quarters.

■	Property Management. The Courtyard Century City Property is currently managed by Pacifica Hosts, Inc., an affiliate of the borrower, pursuant to a management agreement with an expiration date in November 2041. Pacifica Hosts, Inc. manages 42 hotels located in California, Florida, Nevada, Texas and Utah. The Courtyard Century City Loan documents provide that the lender may require the borrower to replace the property manager with a property manager which is not an affiliate of the borrower but may be chosen by the borrower and meets the requirements of the Courtyard Century City Loan documents, or is approved by the lender (i) upon the occurrence of certain events of default or 30 days after the occurrence of certain events of default that are non-monetary, non-bankruptcy or non-franchise related events; (ii) if the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) if the property manager becomes insolvent or a debtor in any bankruptcy action and/or (iv) if at any time the property manager has engaged in fraud, willful misconduct or misappropriation of funds.

■	Unsecured Subordinate Loans. The Courtyard Century City Loan allows the borrower to obtain unsecured subordinate loans from affiliates provided such loans (A) do not mature during the term (or, if prior to the expiration of the term, will be automatically extended for periods of one or more years each on an indefinite basis so long as the debt under the Courtyard Century City Loan is outstanding), (B) do not exceed, at any time, a maximum aggregate amount of 3% of the outstanding principal balance of the Courtyard Century City Loan, (C) are paid (and payable) only from excess cash flow actually distributed from the borrower in accordance with the Courtyard Century City Loan documents and (D) are fully subordinate to the Courtyard Century City Loan (which, with respect to direct contributions in the borrower, is required to be confirmed by a subordination and standstill agreement entered into between the lender and the subordinate lender thereunder, in form and substance acceptable to lender in its sole discretion). See “Risk Factors— Other Debt of the Borrower or Ability to Incur Other Financings Entails Risk” in the Preliminary Prospectus.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement coverage of the Courtyard Century City Loan, plus business interruption insurance in an amount equal to 100% of the projected gross income from the Courtyard Century City Property for a period of up to 18 months until the restoration of the Courtyard Century City Property is completed and containing an extended period of indemnity endorsement which provides for up to 6 months of additional coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

139

LOAN #11: SILVERADO RANCH

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance		$40,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$170.72
Size (SF)	234,306	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 9/30/2016	96.9%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/30/2016	96.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / NAP	Mortgage Rate		4.92000%
Appraised Value	$60,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/24/2016	Original Amortization Term (Months)		360
Borrower Sponsors(1)	Scott J. Seligman Revocable Living Trust Dated 12/17/92 and Scott J. Seligman	Original Interest Only Period (Months)		60
Property Management		First Payment Date	1/6/2017
	S. M. Farthington Ltd., LLC, dba Seligman Western Enterprises, Ltd. II	Maturity Date	12/6/2026

Underwritten Revenues	$4,315,751
Underwritten Expenses	$727,249	Escrows
Underwritten Net Operating Income (NOI)	$3,588,503		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,417,294	Taxes	$39,571	$19,785
Cut-off Date LTV Ratio	66.7%	Insurance	$26,362	$3,295
Maturity Date LTV Ratio	61.4%	Replacement Reserves(2)	$0	$4,296
DSCR Based on Underwritten NOI / NCF	1.41x / 1.34x	TI/LC(3)	$150,000	$9,940
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.5%	Other(4)	$44,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$40,000,000	91.9%	Loan Payoff	$42,996,627	98.8%
Principal’s New Cash Contribution	3,490,307	8.0	Closing Costs	283,747	0.7
Other Sources	50,000	1.1	Reserves	259,932	0.6

Total Sources	$43,540,307	100.0%	Total Uses	$43,540,307	100.0%

(1)	Scott J. Seligman Revocable Living Trust Dated 12/17/92 and Scott J. Seligman are the non-recourse carveout guarantors under the Silverado Ranch loan.

(2)	Replacement reserves are capped at $500,000.

(3)	TI/LC reserves are capped at $500,000.

(4)	Other upfront reserve of $44,000 represents unfunded tenant obligations for Hottie World Inc.

The following table presents certain information relating to historical leasing at the Silverado Ranch Property:

Historical Leased %(1)

	2013	2014	2015	As of 9/30/2016(2)
Owned Space	99.0%	99.0%	96.0%	96.9%

(1)	As provided by the borrower and reflects December 31 for the specified year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated September 30, 2016

The following table presents certain information relating to the major tenants at the Silverado Ranch Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Marshall’s	NR / A2 / A+	30,000	12.8%	$352,500	$11.75	1/31/2021	$334.03	4.2%	3, 5-year options
Longs Drugs/CVS Sublease/Office Depot(2)	NR / B1 / NR	17,540	7.5	350,796	$20.00	2/28/2026	NA	NA	5, 5-year options
Michael’s	NR / Ba2 / B+	23,783	10.2	327,016	$13.75	2/28/2021	NA	NA	2, 5-year options
Petsmart	NR / B3 / B+	19,235	8.2	269,290	$14.00	3/31/2026	NA	NA	2, 5-year options
Ulta Salon	NR / NR / NR	10,800	4.6	234,900	$21.75	2/28/2021	NA	NA	2, 5-year options
Nike Retail Services Inc.	NR / A1 / AA-	15,100	6.4	226,500	$15.00	1/31/2022	$459.57	3.9%	2, 5-year options
Pier 1 Imports	NR / NR / NR	10,646	4.5	210,791	$19.80	2/29/2028	NA	NA	2, 5-year options
Downeast Outfitters Inc.	NR / NR / NR	15,560	6.6	171,160	$11.00	3/31/2019	NA	NA	1, 5-year option
Kirkland	NR / NR / NR	9,570	4.1	160,000	$16.72	1/31/2024	NA	NA	2, 5-year options
Tilly’s World of Jeans & Tops	NR / NR / NR	8,000	3.4	144,000	$18.00	1/31/2026	NA	NA	2, 5-year options
Largest Owned Tenants		160,234	68.4%	$2,446,953	$15.27
Remaining Owned Tenants		66,722	28.5	1,280,783	$19.20
Vacant Spaces (Owned Space)		7,350	3.1	0	$0.0
Total / Wtd. Avg. All Owned Tenants		234,306	100.0%	$3,727,735	$16.42

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Longs Drugs/CVS has subleased the space to Office Depot since 2001.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

140

LOAN #11: SILVERADO RANCH

The following table presents the lease rollover schedule at the Silverado Ranch Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	7,050	3.0%	3.0%	$95,832	2.6%	$13.59	2
2017	6,177	2.6	5.6%	119,519	3.2	$19.35	4
2018	3,577	1.5	7.2%	69,209	1.9	$19.35	2
2019	20,410	8.7	15.9%	331,929	8.9	$16.26	4
2020	14,894	6.4	22.2%	276,203	7.4	$18.54	4
2021	69,183	29.5	51.8%	1,019,072	27.3	$14.73	7
2022	38,200	16.3	68.1%	594,095	15.9	$15.55	6
2023	0	0.0	68.1%	0	0.0	$0.00	0
2024	9,570	4.1	72.2%	160,000	4.3	$16.72	1
2025	0	0.0	72.2%	0	0.0	$0.00	0
2026	47,249	20.2	92.3%	851,086	22.8	$18.01	4
2027	0	0.0	92.3%	0	0.0	$0.00	0
2028 & Thereafter	10,646	4.5	96.9%	210,791	5.7	$19.80	1
Vacant	7,350	3.1	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	234,306	100.0%		$3,727,735	100.0%	$16.42	35

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Silverado Ranch Property:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 9/30/2016	Underwritten	Underwritten $ per SF
Base Rent	$3,228,276	$3,441,216	$3,615,368	$3,502,249	$3,727,735	$15.91
Contractual Rent Steps(2)	0	0	0	0	89,436	0.38
Vacancy, Credit Loss & Concessions	0	0	0	0	176,593	0.75
Reimbursements	667,765	629,404	658,238	636,884	531,724	2.27
Percentage Rent	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(209,736)	(0.90)
Effective Gross Income	$3,896,041	$4,070,620	$4,273,606	$4,139,133	$4,315,751	$18.42

Real Estate Taxes	$221,765	$216,403	$222,649	$225,015	$226,118	$0.97
Insurance	46,699	50,809	44,003	39,876	37,660	0.16
Management Fee	116,881	122,119	128,208	124,174	129,473	0.55
CAM Expenses	196,123	145,919	154,067	132,082	158,885	0.68
Contract Services	69,912	57,069	57,026	60,563	60,757	0.26
General & Administrative	38,804	15,701	21,357	14,499	18,180	0.08
Water Expense	93,901	71,328	22,148	23,887	46,353	0.20
Utilities	45,570	45,902	47,845	41,615	49,824	0.21
Total Operating Expenses	$829,655	$725,250	$697,303	$661,711	$727,249	$3.10

Net Operating Income	$3,066,386	$3,345,370	$3,576,303	$3,477,422	$3,588,503	$15.32
Normalized TI/LC	0	0	0	0	119,661	0.51
Replacement Reserves	0	0	0	0	51,547	0.22
Net Cash Flow	$3,066,386	$3,345,370	$3,576,303	$3,477,422	$3,417,294	$14.58

Occupancy	99.0%	99.0%	96.0%	96.9%	95.4%
NOI Debt Yield	7.7%	8.4%	8.9%	8.7%	9.0%
NCF DSCR	1.20x	1.31x	1.40x	1.36x	1.34x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps include contractual rent steps through December 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

141

LOAN #12: SUMMIT PLACE WISCONSIN

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	West Allis, Wisconsin	Cut-off Date Balance(2)		$40,000,000
Property Type	Office	Cut-off Date Balance per SF(1)		$108.36
Size (SF)	664,479	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 10/31/2016	99.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2016	99.1%	Type of Security	Fee Simple/Leasehold
Year Built / Latest Renovation	1905 / 2003	Mortgage Rate		4.89000%
Appraised Value	$99,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/5/2016	Original Amortization Term (Months)		360
Borrower Sponsor	Richard G. Carlson; The Richard G. Carlson 1990 Revocable Trust; The Sandra K. Carlson 1990 Revocable Trust; The Brett A. Carlson 2016 Revocable Trust and The Stephanie A. Janssen 2016 Revocable Trust	Original Interest Only Term (Months)	36
		First Payment Date	1/6/2017
		Maturity Date	12/6/2026

Property Management	Siegel-Gallagher Management Company

Underwritten Revenues	$11,802,741
Underwritten Expenses	$4,819,635	Escrows
Underwritten Net Operating Income (NOI)	$6,983,106		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,280,003	Taxes	$1,278,158	$106,513
Cut-off Date LTV Ratio(1)	72.7%	Insurance	$137,734	$8,878
Maturity Date LTV Ratio(1)	64.2%	Replacement Reserve(3)	$0	$8,121
DSCR Based on Underwritten NOI / NCF(1)	1.52x / 1.37x	TI/LC(4)	$0	$50,228
Debt Yield Based on Underwritten NOI / NCF(1)	9.7% / 8.7%	Other(5)	$182,156	$116,325

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$72,000,000	100.0%	Loan Payoff	$67,380,273	93.6%
			Investor Loan Payoff	1,668,245	2.3
			Closing Costs	1,353,434	1.9
			Reserves	1,598,048	2.2
Total Sources	$72,000,000	100.0%	Total Uses	$72,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Summit Place Wisconsin Loan Combination.

(2)	The Cut-off Date Balance of $40,000,000 is evidenced by the controlling note A-1, which is part of a loan combination (the “Summit Place Wisconsin Loan Combination”) evidenced by two pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $72,000,000. The related companion loan is evidenced by the non-controlling note A-2, which has an outstanding principal balance as of the Cut-off Date of $32,000,000 and is expected to be contributed to one or more future securitization transactions.

(3)	The Replacement Reserve deposits are capped at 36 times the monthly deposit amount into the Replacement Reserve.

(4)	The TI/LC reserve deposits are capped at 36 times the monthly deposit into the TI/LC reserve.

(5)	The Other Upfront reserve represents an existing TI/LC reserve of $157,156 and a deferred maintenance reserve of $25,000. The Other Monthly reserve represents the Brookdale rollover reserve monthly deposit for each monthly payment date occurring from January 2017 through April 2017.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

142

LOAN #12: SUMMIT PLACE WISCONSIN

The following table presents certain information relating to the major tenants at the Summit Place Wisconsin Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Brookdale Senior Living(2)	NR / NR / NR	185,399	27.9%	$2,925,587	27.3%	$15.78	4/30/2024	2, 5-year options
Children’s Hospital and Health System, Inc.(3)	NR / Aa3 / NR	132,362	19.9	2,141,548	20.0	$16.18	Various	Various
SaintA	NR / NR / NR	47,512	7.2	788,224	7.4	$16.59	2/28/2018	NA
Association of Equipment Manufacturers	NR / NR / NR	28,677	4.3	461,743	4.3	$16.10	3/31/2020	1, 5-year option
Toshiba International Corporation	NR / Caa1 / B-	26,716	4.0	457,111	4.3	$17.11	12/31/2022	1, 5-year option
National Government Services, Inc.(4)	NR / NR / NR	24,347	3.7	434,728	4.1	$17.86	9/30/2018	Various
Symbiont	NR / NR / NR	21,654	3.3	395,618	3.7	$18.27	2/28/2022	1, 5-year option
Wisconsin Dental Association	NR / NR / NR	12,834	1.9	251,613	2.3	$19.61	4/30/2019	1, 5-year option
IMPACT	NR / NR / NR	13,380	2.0	207,550	1.9	$15.51	Various	NA
Seasons Hospice & Palliative Care	NR / NR / NR	11,283	1.7	203,433	1.9	$18.03	1/31/2023	NA
Ten Largest Tenants		504,164	75.9%	$8,267,155	77.2%	$16.40
Remaining Tenants		154,411	23.2	2,444,055	22.8	$15.83
Vacant		5,904	0.9	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		664,479	100.0%	$10,711,210	100.0%	$16.26

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant GLA includes 657 SF of storage space which is currently leased month-to-month. Brookdale Senior Living has (i) the option to terminate its lease in April 2019, which requires 12 months’ written notice and a termination fee and (ii) the one-time option to reduce the premises by up to 30,000 SF at any time until January 31, 2018 upon 12 months prior written notice and the payment of a penalty fee.

(3)	Children’s Hospital and Health System, Inc. (“CHHS”) has various leases at the Summit Place Wisconsin Property with the following expiration dates and renewal options per the respective SF: (3,290 SF / 5/31/2019 / 1, three-year renewal option); (31,204 SF / 12/31/2019 / 2, three-year renewal options); (3,549 SF / 6/30/2020 / 2, three-year options); (91,664 SF / 7/31/2026 / 2, five-year renewal options). CHHS has the option to terminate 18,821 SF in July 2019 and up to 91,664 SF in July 2021 and July 2023 with six months’ written notice and a termination fee.

(4)	National Government Services, Inc. has 2, 10 year renewal options, followed by 2, five-year renewal options. National Government Services, Inc. has the option to terminate its lease in September 2017 with six months’ written notice and a termination fee.

The following table presents the lease rollover schedule at the Summit Place Wisconsin Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	657	0.1%	0.1%	$10,200	0.1%	$15.53	1
2017	33,507	5.0	5.1%	472,697	4.4	$14.11	13
2018	104,772	15.8	20.9%	1,752,206	16.4	$16.72	9
2019	106,770	16.1	37.0%	1,770,205	16.5	$16.58	12
2020	41,798	6.3	43.3%	675,304	6.3	$16.16	5
2021	16,367	2.5	45.7%	298,908	2.8	$18.26	4
2022	53,126	8.0	53.7%	936,432	8.7	$17.63	4
2023	11,283	1.7	55.4%	203,433	1.9	$18.03	1
2024	190,381	28.7	84.1%	3016842	28.2	$15.85	3
2025	3,798	0.6	84.6%	40,000	0.4	$10.53	1
2026	96,116	14.5	99.1%	1534983	14.3	$15.97	2
2027	0	0.0	99.1%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	99.1%	0	0.0	$0.00	0
Vacant	5,904	0.9	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	664,479	100.0%		$10,711,210	100.0%	$16.26	55

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

143

LOAN #12: SUMMIT PLACE WISCONSIN

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Summit Place Wisconsin Property:

Cash Flow Analysis

	2013	2014	2015	TTM 9/30/2016	Underwritten	Underwritten $ per SF
Base Rent	$9,050,614	$9,015,216	$10,004,210	$10,349,778	$10,711,210	$16.12
Contractual Rent Steps(1)	0	0	0	0	330,901	0.50
Gross Up Vacancy	0	0	0	0	84,966	0.13
Total Rent	$9,050,614	$9,015,216	$10,004,210	$10,349,778	$11,127,077	$16.75
Total Reimbursements	1,318,007	1,439,460	1,460,726	1,469,929	1,469,929	2.21
Other Income	209,834	377,718	252,324	232,061	232,061	0.35
Vacancy & Credit Loss	0	0	(14,151)	0	(1,026,325)	(1.54)
Effective Gross Income	10,578,455	$10,832,394	$11,703,109	$12,051,768	$11,802,741	$17.76

Total Operating Expenses	$4,705,840	$4,954,024	$5,013,588	$4,793,337	$4,819,635	$7.25

Net Operating Income	5,872,615	$5,878,370	$6,689,521	$7,258,431	$6,983,106	$10.51
TI/LC(2)	0	0	0	1,274,502	605,652	0.91
Replacement Reserve	0	0	124,000	0	97,451	0.15
Net Cash Flow	$5,872,615	$5,878,370	$6,565,521	$5,983,929	$6,280,003	$9.45

Occupancy	82.0%	96.0%	97.0%	99.1%	99.1%
NOI Debt Yield	8.2%	8.2%	9.3%	10.1%	9.7%
NCF DSCR	1.28x	1.28x	1.43x	1.31x	1.37x

(1)	Underwritten Contractual Rent Steps includes contractual rent steps through February 1, 2018.

(2)	The TTM 9/30/2016 TI/LC reflects 31,374 SF of recent leasing at the Summit Place Wisconsin Property, which also explains the increase in Underwritten Base Rent from TTM 9/30/2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

145

LOAN #13: Dunn Hospitality Portfolio

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		GACC
Location (City/State)	Various	Cut-off Date Principal Balance		$32,333,356
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$102,973.11
Size (Rooms)	314	Percentage of Initial Pool Balance		2.4%
Total TTM Occupancy as of 7/31/2016	78.9%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 7/31/2016	78.9%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		5.16000%
Appraised Value(1)	$48,000,000	Original Term to Maturity (Months)		120
Appraisal Date	9/1/2017	Original Amortization Term (Months)		360
Borrower Sponsor	Mark E. Hamister	Original Interest Only Period (Months)		NAP
Property Management	Hamister Group, LLC	First Payment Date	1/6/2017
		Maturity Date	12/6/2026

Underwritten Revenues	$11,194,232
Underwritten Expenses	$6,998,424	Escrows
Underwritten Net Operating Income (NOI)	$4,195,808
Underwritten Net Cash Flow (NCF)	$3,748,039		Upfront	Monthly
Cut-off Date LTV Ratio(1)	67.4%	Taxes	$88,320	$44,160
Maturity Date LTV Ratio(1)	55.8%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.97x / 1.76x	FF&E(2)	$0	$37,314
Debt Yield Based on Underwritten NOI / NCF	13.0% / 11.6%	Other(3)	$3,733,750	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,400,000	68.7%	Purchase Price	$42,500,000	90.2%
Principal’s New Cash Contribution	14,728,951	31.3	Reserves	3,822,070	8.1
			Closing Costs	806,881	1.7
Total Sources	$47,128,951	100.0%	Total Uses	$47,128,951	100.0%

(1)	The Appraised Value represents the “As Complete” appraised value. The “as-is” appraised value for the Dunn Hospitality Portfolio Properties is $42,500,000 as of September 1, 2016. Based on the “as-is” appraised value, the Cut-off Date LTV Ratio is 76.1%.

(2)	The FF&E reserve deposits are capped at $3,125,000 after the commencement of the third year of the loan term and upon determination that the PIP work has been completed. The monthly amount is estimated based on an underwritten FF&E amount. On each monthly payment date, the borrower is required to deposit (i) during the first year of the loan term, 2% of the prior month’s revenue, (ii) during the second year of the loan term, 3% of the prior month’s revenue, and (iii) after the commencement of the third year of the loan term, the greater of (a) 4% of the prior month’s revenue, (b) the then-current amount required by the management agreement or (c) the then-current amount required by the franchise agreement for approved capital expenditures and the repair and replacement of the FF&E into the ongoing replacement reserve.

(3)	Other Upfront reserve represents a PIP reserve of $3,600,000, a seasonal working capital funds reserve of $120,000 and a deferred maintenance reserve of $13,750. The seasonality working capital funds reserve may be released at any time beginning on the due date in January 2019 if the debt service coverage ratio based on underwritten net cash flow for each month in the 12 month period preceding the request is at least 1.20x.

The following table presents certain information relating to the 2015 demand analysis with respect to the Dunn Hospitality Portfolio Properties based on market segmentation, as provided in the appraisals for the Dunn Hospitality Portfolio Properties:

2015 Accommodated Room Night Demand(1)

Property	Meeting and Group	Leisure	Commercial
Courtyard Evansville East	10%	20%	70%
Hilton Garden Inn Evansville	10%	20%	70%
Residence Inn Columbus	10%	15%	75%

(1)	Source: Appraisal.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at each of the Dunn Hospitality Portfolio Properties and its competitive set, as provided in market reports for the Dunn Hospitality Portfolio Properties:

Historical Statistics(1)

	Courtyard Evansville East Property			Competitive Set(2)			Penetration
	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016
Occupancy	66.0%	72.0%	73.0%	69.9%	73.3%	73.3%	94.4%	98.3%	99.5%
ADR	$128.32	$132.75	$135.78	$107.55	$110.51	$113.02	119.3%	120.1%	120.1%
RevPAR	$84.68	$95.63	$99.05	$75.21	$80.98	$82.85	112.6%	118.1%	119.6%

(1)	Source: September 2016 travel research report

(2)	The competitive set consists of the Hampton Inn Evansville, the Fairfield Inn Evansville East, the Residence Inn Evansville East, the Drury Inn & Suites Evansville East and the Hilton Garden Inn Evansville.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

146

LOAN #13: Dunn Hospitality Portfolio

	Hilton Garden Inn Evansville Property			Competitive Set(2)			Penetration
	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016
Occupancy	72.9%	81.3%	79.8%	64.7%	70.5%	69.4%	112.7%	115.2%	114.9%
ADR	$127.94	$129.58	$131.24	$99.37	$100.39	$102.82	128.8%	129.1%	127.6%
RevPAR	$93.23	$105.33	$104.73	$64.25	$70.82	$71.39	145.1%	148.7%	146.7%

(1)	Source: September 2016 travel research report.
(2)	The competitive set consists of the Holiday Inn Evansville Airport, the Hampton Inn Evansville, the Fairfield Inn Evansville East, the Residence Inn Evansville East and the Drury Inn & Suites Evansville.

	Residence Inn Columbus Property			Competitive Set(2)			Penetration
	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016	2014	2015	TTM 9/30/2016
Occupancy	73.6%	81.3%	82.3%	71.3%	73.3%	72.6%	103.3%	111.0%	113.3%
ADR	$102.82	$104.42	$111.78	$95.82	$99.28	$102.99	107.3%	105.2%	108.5%
RevPAR	$75.72	$84.94	$91.95	$68.31	$72.73	$74.76	110.8%	116.8%	123.0%

(1)	Source: September 2016 travel research report.

(2)	The competitive set consists of the Comfort Inn & Suites Columbus, the Courtyard Columbus Tipton Lakes, the Hampton Inn Columbus Taylorsville Edinburgh, the Hilton Garden Inn Columbus Edinburgh, the La Quinta Inns & Suites Columbus Edinburgh and the Holiday Inn Express Columbus Edinburgh.

■	Operating History and Underwritten Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Dunn Hospitality Portfolio Properties:

Cash Flow Analysis(1)

	2013	2014	2015	TTM 7/31/2016	Underwritten	Underwritten $ per Room
Room Revenue	$7,934,000	$9,666,015	$10,865,951	$11,366,729	$10,460,072	$33,312
Food & Beverage Revenue	408,000	510,665	560,139	531,971	531,971	1,694
Other Revenue	141,000	181,149	197,896	200,995	202,189	644
Total Revenue	$8,483,000	$10,357,829	$11,623,986	$12,099,695	$11,194,232	$35,650

Room Expense	$1,610,000	$1,751,457	$1,910,272	$2,125,844	$1,885,283	$6,004
Food & Beverage Expense	511,000	634,062	716,743	724,465	554,059	1,765
Other Expense	151,000	180,868	188,261	195,776	192,430	613
Total Departmental Expense	$2,272,000	$2,566,387	$2,815,276	$3,046,085	$2,631,772	$8,381
Total Undistributed Expense	3,107,000	3,592,641	3,861,505	4,037,107	3,760,136	11,975
Total Fixed Charges	360,000	748,938	607,278	599,196	606,517	1,932
Total Operating Expenses	$5,739,000	$6,907,966	$7,284,059	$7,682,388	$6,998,424	$22,288

Net Operating Income(2)	$2,744,000	$3,449,863	$4,339,927	$4,417,307	$4,195,808	$13,362
FF&E	340,000	414,473	464,960	483,987	447,769	1,426
Net Cash Flow	$2,404,000	$3,035,390	$3,874,967	$3,933,320	$3,748,039	$11,936

Occupancy(2)	68.0%	70.5%	77.0%	78.9%	74.0%
NOI Debt Yield(2)	8.5%	10.7%	13.4%	13.7%	13.0%
NCF DSCR	1.13x	1.43x	1.82x	1.85x	1.76x

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Historical Net Operating Income and Occupancy reflect the ramp-up period for the Courtyard Evansville East Property, which was delivered in 2013.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

LOAN #14: Cherry Creek Place I & II

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Aurora, Colorado	Cut-off Date Balance		$31,966,710
Property Type	Office	Cut-off Date Balance per SF		$79.92
Size (SF)	399,967	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/14/2016	96.1%	Number of Related Mortgage Loans		2
Owned Occupancy as of 10/14/2016	96.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1980 / 2008, 2013	Mortgage Rate		5.09000%
Appraised Value	$51,600,000	Original Term to Maturity (Months)		120
Appraisal Date	10/13/2016	Original Amortization Term (Months)		360
Borrower Sponsor(1)	R. Brian Watson	Original Interest Only Term (Months)	0
Property Management	Northstar Commercial Partners Management, LLC	First Payment Date	2/6/2017
		Maturity Date	1/6/2027

Underwritten Revenues	$6,509,996
Underwritten Expenses	$3,213,966	Escrows
Underwritten Net Operating Income (NOI)	$3,296,030		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,876,065	Taxes	$428,212	$53,527
Cut-off Date LTV Ratio	62.0%	Insurance	$28,689	$9,563
Maturity Date LTV Ratio	51.1%	Replacement Reserve	$270,000	$6,666
DSCR Based on Underwritten NOI / NCF	1.58x / 1.38x	TI/LC(2)	$500,000	$41,663
Debt Yield Based on Underwritten NOI / NCF	10.3% / 9.0%	Other(3)	$637,804	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$32,000,000	99.8%	Loan Payoff	$25,414,748	79.3%
Other Sources	54,705	0.2	Principal Equity Distribution	4,286,918	13.4
			Reserves	1,864,705	5.8
			Closing Costs	488,334	1.5
Total Sources	$32,054,705	100.0%	Total Uses	$32,054,705	100.0%

(1)	R. Brian Watson is the non-recourse carveout guarantor under the Cherry Creek Place I & II Loan.

(2)	The TI/LC reserve is capped at $1,500,000.

(3)	Other reserves include $574,339 for an elevator reserve, $60,590 for a free rent reserve and $2,875 for upfront deferred maintenance.

The following table presents certain information relating to the major tenants at the Cherry Creek Place I & II Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ADT LLC	NR / Ba2 / NR	123,418	30.9%	$2,036,397	32.3%	$16.50	2/28/2024	2, 5-year options
State of Colorado Disability Determination Services	NR / Aa1 / NR	43,910	11.0	642,842	10.2	$14.64	12/31/2022	2, 3- or 5-year options
Transfirst Holdings, Inc.	NR / Baa3 / BBB-	31,675	7.9	554,313	8.8	$17.50	5/31/2023	2, 5-year options
Verizon Wireless Network RE	A- / Baa1 / BBB+	28,349	7.1	496,107	7.9	$17.50	9/30/2020	1, 5-year option
Air Methods Corp.	NR / NR / NR	16,351	4.1	323,073	5.1	$19.76	12/31/2017	1, 5-year option
Avitus, Inc.	NR / NR / NR	17,326	4.3	280,305	4.4	$16.18	2/28/2023	1, 5-year option
Revenue Enterprises, LLC.	NR / NR / NR	15,626	3.9	273,455	4.3	$17.50	12/31/2018	1, 5-year option
RGN - Aurora III, LLC	NR / NR / NR	12,627	3.2	208,346	3.3	$16.50	12/31/2025	2, 5-year options
KBC Advanced Technology, Inc.	NR / NR / NR	9,675	2.4	164,475	2.6	$17.00	5/31/2017	NA
Agape Care Community, LLC	NR / NR / NR	10,262	2.6	164,192	2.6	$16.00	4/30/2022	2, 5-year options
Ten Largest Tenants		309,219	77.3%	$5,143,504	81.6%	$16.63
Remaining Tenants		75,040	18.8	1,160,467	18.4	$15.46
Vacant		15,708	3.9	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		399,967	100.0%	$6,303,971	100.0%	$16.41

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

148

LOAN #14: Cherry Creek Place I & II

The following table presents the lease rollover schedule at the Cherry Creek Place I & II Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	28,297	7.1	7.1%	525,019	8.3	$18.55	5
2018	31,112	7.8	14.9%	527,961	8.4	$16.97	8
2019	26,342	6.6	21.4%	453,391	7.2	$17.21	8
2020	45,261	11.3	32.8%	686,356	10.9	$15.16	10
2021	3,839	1.0	33.7%	47,744	0.8	$12.44	2
2022	64,362	16.1	49.8%	984,140	15.6	$15.29	4
2023	49,001	12.3	62.1%	834,618	13.2	$17.03	2
2024	123,418	30.9	92.9%	2,036,397	32.3	$16.50	1
2025	12,627	3.2	96.1%	208,346	3.3	$16.50	1
2026	0	0.0	96.1%	0	0.0	$0.00	0
2027	0	0.0	96.1%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	96.1%	0	0.0	$0.00	0
Vacant	15,708	3.9	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	399,967	100.0%		$6,303,971	100.0%	$16.41	41

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Cherry Creek Place I & II Properties:

Historical Leased %(1)

	2014	2015	As of 10/14/2016(2)
Owned Space	80.4%	89.9%	96.1%

(1)	As provided by the borrower and which represents occupancy as of December 31 for the specified year unless otherwise indicated.

(2)	Based on underwritten rent roll dated October 14, 2016.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #14: Cherry Creek Place I & II

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Cherry Creek Place I & II Properties:

Cash Flow Analysis(1)

	2014	2015	TTM 9/30/2016	Underwritten	Underwritten $ per SF
Base Rent	$2,058,517	$5,305,148	$5,663,049	$6,303,971	$15.76
Contractual Rent Steps(2)	0	0	0	118,196	0.30
Gross Up Vacancy	0	0	0	268,711	0.67
Total Rent	$2,058,517	$5,305,148	$5,663,049	$6,690,878	$16.73
Total Reimbursements	59,231	91,928	32,804	212,959	0.53
Other Income(3)	15,271	185,744	192,588	95,163	0.24
Percentage Rent	7,010	36,096	35,496	33,855	0.08
Parking	405	945	1,215	1,215	0.00
Vacancy & Credit Loss	0	0	0	(524,074)	(1.31)
Effective Gross Income	$2,140,433	$5,619,862	$5,925,153	$6,509,996	$16.28

Total Operating Expenses	$1,560,211	$3,168,589	$3,097,649	$3,213,966	$8.04

Net Operating Income	$580,222	$2,451,273	$2,827,504	$3,296,030	$8.24
TI/LC	0	0	0	339,972	0.85
Replacement Reserves	0	0	0	79,993	0.20
Net Cash Flow(4)	$580,222	$2,451,273	$2,827,504	$2,876,065	$7.19

Occupancy	80.4%	89.9%	92.4%	92.5%
NOI Debt Yield	1.8%	7.7%	8.8%	10.3%
NCF DSCR	0.28x	1.18x	1.36x	1.38x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Contractual Rent Steps includes contractual rent steps through April 1, 2017 for the Cherry Creek Place I Property and contractual rent steps through May 1, 2017 for the Cherry Creek Place II Property.

(3)	Other Income includes utilities income, conference center revenue fees, legal fees, tenant improvement reimbursements, credit card fees and miscellaneous income.

(4)	The increase in Net Cash Flow from 2014 to 2015 is due to the lease renewals of Transfirst Holdings, Inc. and Verizon Wireless Network RE, the expiration of ADT LLC’s 12-month rent abatement and new leasing that took place during that time period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #15: 16 E 40TH STREET

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GACC
Location (City/State)	New York, New York	Cut-off Date Balance		$31,500,000
Property Type	Office	Cut-off Date Balance per SF		$327.50
Size (SF)	96,182	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 10/31/2016	98.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 10/31/2016	98.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1911 / 2005	Mortgage Rate		4.50000%
Appraised Value	$61,000,000	Original Term to Maturity (Months)		120
Appraisal Date	10/19/2016	Original Amortization Term (Months)		NAP
Borrower Sponsors	Nader Hakakian and Albert Monasebian	Original Interest Only Term (Months)	120
Property Management	Quartz Technology Inc.	First Payment Date	2/6/2017
		Maturity Date	1/6/2027

Underwritten Revenues	$4,479,806
Underwritten Expenses	$1,747,964		Escrows
Underwritten Net Operating Income (NOI)	$2,731,842		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,616,423	Taxes	$64,471	$64,471
Cut-off Date LTV Ratio	51.6%	Insurance(1)	$0	$0
Maturity Date LTV Ratio	51.6%	Replacement Reserve	$0	$1,603
DSCR Based on Underwritten NOI / NCF	1.90x / 1.82x	TI/LC(2)	$0	$8,015
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.3%	Other(3)	$317,841	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,500,000	100.0%	Loan Payoff	$22,612,094	71.8%
			Principal Equity Distribution	7,369,270	23.4
			Closing Costs	1,136,323	3.6
			Reserves	382,312	1.2
Total Sources	$31,500,000	100.0%	Total Uses	$31,500,000	100.0%

(1)	Insurance is provided under a blanket policy.

(2)	The TI/LC reserve deposits are capped at $288,546.

(3)	The Other upfront reserve represents a free rent reserve of $124,756 and a deferred maintenance reserve of $193,085 for various repairs at the 16 E 40th Street Property.

The following table presents certain information relating to the major tenants at the 16 E 40th Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
40th Street 99 Cent Corp(1)	NR / NR / NR	10,000	10.4%	$700,000	16.2%	$70.00	12/31/2025	NA
Monaco Furniture	NR / NR / NR	7,500	7.8	337,500	7.8	$45.00	12/31/2021	NA
Smart Space, LLC	NR / NR / NR	7,500	7.8	300,000	7.0	$40.00	10/31/2018	NA
Access Nursing Services	NR / NR / NR	7,500	7.8	288,650	6.7	$38.49	6/30/2018	NA
The Dinex Group, LLC	NR / NR / NR	7,500	7.8	286,875	6.7	$38.25	8/31/2023	NA
Ninthdecimal, Inc.	NR / NR / NR	5,500	5.7	280,500	6.5	$51.00	1/31/2019	NA
The Dennelisse Corp	NR / NR / NR	7,500	7.8	279,369	6.5	$37.25	4/14/2019	NA
Wall Street Share, LLC	NR / NR / NR	5,500	5.7	260,590	6.0	$47.38	7/31/2025	NA
Amen Clinics, Inc.	NR / NR / NR	7,500	7.8	254,100	5.9	$33.88	8/14/2019	NA
East Meets West Fertility	NR / NR / NR	4,715	4.9	212,843	4.9	$45.14	8/31/2017	NA
Ten Largest Tenants		70,715	73.5%	$3,200,426	74.2%	$45.26
Remaining Tenants		24,217	25.2	1,112,212	25.8	$45.93
Vacant		1,250	1.3	0.0	0.0	$0.00
Total / Wtd. Avg. All Tenants		96,182	100.0%	$4,312,638	100.0%	$45.43

(1)	40th Street 99 Cent Corp has the ongoing right to terminate its lease beginning on January 1, 2021 with 12 months’ notice and the payment of a termination fee.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

152

LOAN #15: 16 E 40TH STREET

The following table presents the lease rollover schedule at the 16 E 40th Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2017	10,090	10.5	10.5%	456,013	10.6	$45.19	4
2018	18,075	18.8	29.3%	733,152	17.0	$40.56	4
2019	24,217	25.2	54.5%	967,345	22.4	$39.94	5
2020	6,500	6.8	61.2%	278,345	6.5	$42.82	3
2021	7,500	7.8	69.0%	337,500	7.8	$45.00	1
2022	2,775	2.9	71.9%	147,075	3.4	$53.00	1
2023	7,500	7.8	79.7%	286,875	6.7	$38.25	1
2024	0	0.0	79.7%	0	0.0	$0.00	0
2025	18,275	19.0	98.7%	1,106,333	25.7	$60.54	3
2026	0	0.0	98.7%	0	0.0	$0.00	0
2027	0	0.0	98.7%	0	0.0	$0.00	0
2028 & Thereafter	0	0.0	98.7%	0	0.0	$0.00	0
Vacant	1,250	1.3	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	96,182	100.0%		$4,312,638	100.0%	$45.43	22

(1)	Calculated based on approximate square footage occupied by each Owned Tenant. Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not reflected in the Lease Expiration Schedule.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 16 E 40th Street Property:

Cash Flow Analysis

	2013	2014	2015	TTM 10/31/2016	Underwritten	Underwritten $ per SF
Base Rent	$3,494,261	$3,530,294	$3,727,706	$3,609,144	$4,312,638	$44.84
Contractual Rent Steps(1)	0	0	0	0	113,096	1.18
Gross Up Vacancy	0	0	0	0	62,500	0.65
Total Rent	$3,494,261	$3,530,294	$3,727,706	$3,609,144	$4,488,234	$46.66
Total Reimbursements	0	0	0	219,539	219,539	2.28
Other Income	6,969	7,115	8,798	7,812	7,812	0.08
Vacancy & Credit Loss	0	0	0	0	(235,779)	(2.45)
Effective Gross Income	$3,501,230	$3,537,409	$3,736,504	$3,836,495	$4,479,806	$46.58

Total Operating Expenses	$1,435,715	$1,493,163	$1,740,445	$1,547,453	$1,747,964	$18.17

Net Operating Income(2)	$2,065,515	$2,044,246	$1,996,059	$2,289,042	$2,731,842	$28.40
TI/LC	0	0	0	0	96,182	1.00
Replacement Reserve	0	0	0	0	19,236	0.20
Net Cash Flow	$2,065,515	$2,044,246	$1,996,059	$2,289,042	$2,616,423	$27.20

Occupancy	96.8%	94.1%	92.8%	98.7%	98.7%
NOI Debt Yield	6.6%	6.5%	6.3%	7.3%	8.7%
NCF DSCR	1.44x	1.42x	1.39x	1.59x	1.82x

(1)	Underwritten Contractual Rent Steps includes contractual rent steps through December 2017.

(2)	The increase in Underwritten NOI from TTM 10/31/2016 NOI is due to recent leasing at the 16 E 40th Street Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC, or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

153